SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 2	[X]
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 89 (File No. 811-07623)	[X]
(Check appropriate box or boxes)

RIVERSOURCE OF NEW YORK VARIABLE ANNUITY ACCOUNT
(Exact Name of Registrant)

RiverSource Life Insurance Co. of New York
(Name of Depositor)
20 Madison Avenue Extension, Albany, NY 12203
(Address of Depositor's Principal Executive Offices) (Zip Code)
Depositor's Telephone Number, including Area Code (612) 678-5337
Nicole D. Wood, 50605 Ameriprise Financial Center, Minneapolis, MN 55474
(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)
[ ]	immediately upon filing pursuant to paragraph (b) of Rule 485
[X]	on May 1, 2021 pursuant to paragraph (b) of Rule 485
[ ]	60 days after filing pursuant to paragraph (a)(1) of Rule 485
[ ]	on [date] pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A.

Prospectus
May 1, 2021
RiverSource®
RAVA 5 Access® Variable Annuity
(Offered for contract applications signed on or after June 22, 2020)
Individual Flexible Premium Deferred Combination Fixed/Variable Annuity
Issued by:	RiverSource Life Insurance Co. of New York (RiverSource Life of NY) 20 Madison Avenue Extension Albany, NY 12203 Telephone: 1-800-541-2251
ameriprise.com/variableannuities RiverSource of New York Variable Annuity Account
Service Center:	RiverSource Life Insurance Co. of New York (RiverSource Life of NY)
70500 Ameriprise Financial Center Minneapolis, MN 55474 Telephone: 1-800-541-2251 ameriprise.com/variableannuities
The RAVA 5 Access contract described in this prospectus is available for limited purchases including certain qualified contracts, inherited nonqualified stretch annuities, and to accommodate certain 1035 exchanges of non-qualified contracts.
This prospectus contains information that you should know before investing in the RAVA 5 Access contract offered for contract applications signed on or after June 22, 2020. All material terms and conditions of the contract are described in this prospectus.
Investment options available under the contract are listed below:
AB Variable Products Series Fund, Inc.
AB VPS Dynamic Asset Allocation Portfolio (Class B)(1)
AB VPS Large Cap Growth Portfolio (Class B)(1)
ALPS Variable Investment Trust
ALPS | Alerian Energy Infrastructure Portfolio: Class III(1)
American Century Variable Portfolios, Inc.
American Century VP Value, Class II(1)
BlackRock Variable Series Funds, Inc.
BlackRock Global Allocation V.I. Fund (Class III)(1)
Columbia Funds Variable Insurance Trust
Columbia Variable Portfolio - Contrarian Core Fund (Class 2)(1)
Columbia Variable Portfolio - Long Government/Credit Bond Fund (Class 2)(1)
Columbia Variable Portfolio - Strategic Income Fund (Class 2)(1)
Variable Portfolio - Managed Volatility Conservative Fund (Class 2)
Variable Portfolio - Managed Volatility Conservative Growth Fund (Class 2)
Variable Portfolio - Managed Volatility Growth Fund (Class 2)
Variable Portfolio - Managed Risk Fund (Class 2)
Variable Portfolio - Managed Risk U.S. Fund (Class 2)
Variable Portfolio - U.S. Flexible Conservative Growth Fund (Class 2)
Variable Portfolio - U.S. Flexible Growth Fund (Class 2)
Variable Portfolio - U.S. Flexible Moderate Growth Fund (Class 2)
Columbia Funds Variable Series Trust II
Columbia Variable Portfolio - Balanced Fund (Class 2)(1)
Columbia Variable Portfolio - Balanced Fund (Class 3)(1)
Columbia Variable Portfolio - Commodity Strategy Fund (Class 2)(1)
Columbia Variable Portfolio - Disciplined Core Fund (Class 2)(1)
Columbia Variable Portfolio - Dividend Opportunity Fund (Class 2)(1)
Columbia Variable Portfolio - Emerging Markets Bond Fund (Class 2)(1)
Columbia Variable Portfolio - Emerging Markets Fund (Class 2)(1)
Columbia Variable Portfolio - Global Strategic Income Fund (Class 2)(1)
Columbia Variable Portfolio - Government Money Market Fund (Class 2) (1)
Columbia Variable Portfolio - High Yield Bond Fund (Class 2)(1)

RiverSource  RAVA 5 Access Variable Annuity New York — Prospectus    1

Columbia Variable Portfolio - Income Opportunities Fund (Class 2)(1)
Columbia Variable Portfolio - Intermediate Bond Fund (Class 2) (1)
Columbia Variable Portfolio - Large Cap Growth Fund (Class 2)(1)
Columbia Variable Portfolio - Large Cap Index Fund (Class 2)(1)
Columbia Variable Portfolio - Large Cap Index Fund (Class 3)(1)
Columbia Variable Portfolio - Limited Duration Credit Fund (Class 2)(1)
Columbia Variable Portfolio - Mid Cap Growth Fund (Class 2)(1)
Columbia Variable Portfolio - Overseas Core Fund (Class 2)(1)
Columbia Variable Portfolio - Select Large-Cap Value Fund (Class 2)(1)
Columbia Variable Portfolio - Select Mid Cap Value Fund (Class 2) (1)
Columbia Variable Portfolio - Select Small-Cap Value Fund (Class 2) (1)
Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 2) (1)
CTIVP® - American Century Diversified Bond Fund (Class 2) (1)
CTIVP® - BlackRock Global Inflation-Protected Securities Fund (Class 2)(1)
CTIVP® - CenterSquare Real Estate Fund (Class 2)(1)
CTIVP® - Loomis Sayles Growth Fund (Class 2)(1)
CTIVP® - MFS® Value Fund (Class 2)(1)
CTIVP® - Morgan Stanley Advantage Fund (Class 2)
CTIVP® - T. Rowe Price Large Cap Value Fund (Class 2)(1)
CTIVP® - TCW Core Plus Bond Fund (Class 2) (1)
CTIVP® - Victory Sycamore Established Value Fund (Class 2) (1)
CTIVP® - Wells Fargo Short Duration Government Fund (Class 2) (1)
CTIVP® - Westfield Mid Cap Growth Fund (Class 2) (1)
Variable Portfolio - Aggressive Portfolio (Class 2) (1)
Variable Portfolio - Conservative Portfolio (Class 2)
Variable Portfolio - Managed Volatility Moderate Growth Fund (Class 2)
Variable Portfolio - Moderate Portfolio (Class 2)
Variable Portfolio - Moderately Aggressive Portfolio (Class 2) (1)
Variable Portfolio - Moderately Conservative Portfolio (Class 2)
Variable Portfolio - Partners Core Bond Fund (Class 2) (1)
Variable Portfolio - Partners International Core Equity Fund (Class 2)(1)
Variable Portfolio - Partners Core Equity Fund (Class 2)(1)
Variable Portfolio - Partners International Growth Fund (Class 2)(1)
Variable Portfolio - Partners International Value Fund (Class 2)(1)
Variable Portfolio - Partners Small Cap Growth Fund (Class 2) (1)
Variable Portfolio - Partners Small Cap Value Fund (Class 2) (1)
DWS Variable Series II
DWS Alternative Asset Allocation VIP, Class B(1)
Fidelity® Variable Insurance Products — Service Class 2
Fidelity® VIP Contrafund® Portfolio Service Class 2(1)
Fidelity® VIP Mid Cap Portfolio Service Class 2(1)
Fidelity® VIP Strategic Income Portfolio Service Class 2(1)
Franklin® Templeton® Variable Insurance Products Trust — Class 2
Franklin Income VIP Fund - Class 2(1)
Franklin Mutual Shares VIP Fund - Class 2(1)
Franklin Small Cap Value VIP Fund - Class 2(1)
Templeton Global Bond VIP Fund - Class 2(1)
Goldman Sachs Variable Insurance Trust (VIT)
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares(1)
Invesco Variable Insurance Funds
Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares(1)
Invesco V.I. Global Fund, Series II Shares(1)
Invesco V.I. Global Strategic Income Fund, Series II Shares(1)
Invesco V.I. Main Street Small Cap Fund, Series II Shares(1)
Ivy Variable Insurance Portfolios
Ivy VIP Asset Strategy(1)
Janus Henderson Series: Service Shares
Janus Henderson Balanced Portfolio: Service Shares(1)
Janus Henderson Flexible Bond Portfolio: Service Shares(1)
Janus Henderson Research Portfolio: Service Shares(1)
Lazard Retirement Series, Inc.
Lazard Retirement Global Dynamic Multi-Asset Portfolio - Service Shares(1)
Legg Mason
Western Asset Variable Global High Yield Bond Portfolio Class II(1)
MFS® Variable Insurance TrustSM
MFS® Utilities Series - Service Class(1)

2    RiverSource  RAVA 5 Access Variable Annuity New York — Prospectus

Morgan Stanley Variable Insurance Fund, Inc. (VIF)
Morgan Stanley VIF Discovery Portfolio, Class II Shares(1)
Neuberger Berman Advisers Management Trust
Neuberger Berman AMT Sustainable Equity Portfolio (Class S) (1)
Neuberger Berman AMT U.S. Equity Index PutWrite Strategy Portfolio (Class S)(1)
PIMCO Variable Insurance Trust (VIT)
PIMCO VIT All Asset Portfolio, Advisor Class(1)
PIMCO VIT Global Managed Asset Allocation Portfolio, Advisor Class(1)
PIMCO VIT Total Return Portfolio, Advisor Class(1)
VanEck VIP Trust
VanEck VIP Global Gold Fund (Class S Shares)(1)
Wells Fargo Variable Trust
Wells Fargo VT Opportunity Fund - Class 2(1)
Wells Fargo VT Small Cap Growth Fund - Class 2(1)
(1) Not available with certain benefit riders.
Please read the prospectuses carefully and keep them for future reference.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
An investment in this contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in this contract involves investment risk including the possible loss of principal.
A Statement of Additional Information (SAI), dated the same date as this prospectus, is incorporated by reference into this prospectus. It is filed with the SEC and is available without charge by contacting RiverSource Life of NY at the telephone number and address listed above. The table of contents of the SAI is on the last page of this prospectus. The SEC maintains an Internet site. This prospectus, the SAI and other information about the product are available on the EDGAR Database on the SEC’s Internet site at (http://www.sec.gov).
Variable annuities are complex products. The fees and charges, as well as the available features and benefits, of the variable annuity contracts described in this prospectus will be different from other variable annuities offered in the marketplace, including other variable annuities or other types of annuities offered by RiverSource Life of NY. The interest credited, guarantees provided, and credits available, as well as the funds serving as underlying investments and their corresponding expenses, may differ among the variable annuities that are available to you. With the aid of an appropriate financial professional, we encourage you to compare and contrast the variable annuity contracts described in this prospectus with other variable annuities available in the marketplace, including other types of annuities we may offer. This will aid in determining whether purchasing a contract is consistent with your investment objectives, risk tolerance, time horizon, marital status, tax situation, and your unique financial situation and needs. If you select an annuity that includes surrender or other liquidation charges, you should also consider any future needs you may have to access your contract value. The optional benefits and features available with the contracts usually come with additional costs. Consider any additional costs carefully when electing these optional benefits and features.
Effects of COVID-19 Pandemic
The coronavirus disease 2019 (“COVID-19”) public health crisis presents ongoing significant economic and societal disruption and has driven significant volatility in the equity and interest rate markets. Any periods of continued high market volatility, and your individual circumstances (e.g., your selected allocations and the timing of any purchase payments, transfers, or withdrawals), will affect values under your contract. As part of how we maintain our strong financial strength and claims-paying ability, we continue to reserve amounts for our contractual obligations in accordance with significant state solvency regulations. The extent to which the COVID-19 pandemic may impact financial markets, investment performance under your contract, and our financial strength and claims-paying ability will depend on future developments, which are highly uncertain and cannot be estimated, including the scope and duration of the pandemic and actions taken by governmental authorities, market participants, and other third parties in response to the pandemic.
We have implemented comprehensive strategies to address the operating environment spurred by the pandemic.  To promote the safety and security of our employees and to assure the continuity of our business operations, we have implemented a work from home protocol for virtually all of our employee population, restricted business travel, and provided resources for complying with the guidance from the World Health Organization, the U.S. Centers for Disease Control and government authorities. We have been satisfying elevated customer service volumes and our operations teams have continued to operate successfully and without disruptions in service. Our pandemic strategy is flexible and scalable and takes into consideration that a pandemic could be widespread and may occur in multiple waves, affecting different communities at different times with varying levels of severity. We cannot, however, predict the impact that natural or man-made disasters and catastrophes, including the COVID-19 pandemic, may have over near- or longer-term periods.

RiverSource  RAVA 5 Access Variable Annuity New York — Prospectus    3

4    RiverSource  RAVA 5 Access Variable Annuity New York — Prospectus

Key Terms
These terms can help you understand details about your contract.
Accumulation unit: A measure of the value of each subaccount prior to the application of amounts to an annuity payment plan.
Annuitant: The person or persons on whose life or life expectancy the annuity payouts are based.
Annuitization start date: The date when annuity payments begin according to the applicable annuity payment plan.
Annuity payouts: An amount paid at regular intervals under one of several plans.
Assumed investment return: The rate of return we assume your investments will earn when we calculate your initial annuity payout amount using the annuity table in your contract. The standard assumed investment return we use is 5% but you may request we substitute an assumed investment return of 3.5%.
Beneficiary: The person you designate to receive benefits in case of your death while the contract is in force.
Close of business: The time the New York Stock Exchange (NYSE) closes (4 p.m. Eastern time unless the NYSE closes earlier).
Code: The Internal Revenue Code of 1986, as amended.
Contingent annuitant: The person who becomes the annuitant when the current annuitant dies prior to the annuitization start date. In the case of joint ownership, one owner must also be the contingent annuitant.
Contract: A deferred annuity contract that permits you to accumulate money for retirement by making one or more purchase payments. It provides for lifetime or other forms of payouts beginning at a specified time in the future.
Contract value: The total value of your contract at any point in time. The contract value is the sum of the contract value in the Special DCA Fixed Account and contract value in the Variable Account.
Contract year: A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.
Fixed account : Part of our general account which includes the Special DCA fixed account. Amounts you allocate to this account earn interest at rates that we declare periodically.
Funds: Investment options under your contract, also referred to as subaccounts in your contract. You may allocate your purchase payments into shares of any or all of the funds available under your contract.
Good order: We cannot process your transaction request relating to the contract until we have received the request in good order at our Service Center. “Good order” means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in “good order”, your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the contract number; the transaction amount (in dollars); the names of and allocations to and/or from the subaccounts and the fixed account affected by the requested transaction; Social Security Number or Taxpayer Identification Number; and any other information, forms or supporting documentation that we may require. For certain transactions, at our option, we may require the signature of all contract owners for the request to be in good order. With respect to purchase requests, “good order” also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.
Inherited Non-Qualified Stretch Annuity Contract: A specific form of non-qualified contract that is offered to beneficiaries for the purpose of taking post-death required distributions.
Owner (you, your): The person or persons identified in the contract as owner(s) of the contract, who has or have the right to control the contract (to decide on investment allocations, transfers, payout options, etc.). Usually, but not always, the owner is also the annuitant. During the owner’s life, the owner is responsible for taxes, regardless of whether he or she receives the contract’s benefits. The owner or any joint owner may be a nonnatural person (e.g. irrevocable trust or corporation) or a revocable trust. If any owner is a nonnatural person or revocable trust, the annuitant will be deemed to be the owner for contract provisions that are based on the age or life of the owner. Any contract provisions that are based on the age of the owner will be based on the age of the oldest owner. When the contract is owned by a revocable trust or irrevocable grantor trust, the annuitant(s) selected must be the grantor(s) of the trust to assure compliance with Section 72(s) of the Code. Any ownership change, including continuation of the contract by your spouse under the spousal continuation provision of the contract, redefines “owner”, “you” and “your”.
Qualified annuity: A contract that you purchase to fund a tax-deferred retirement plan that is subject to applicable federal law and any rules of the plan itself. Currently, we offer contracts only for Tax-Sheltered Annuities (TSAs) under Section 403(b) of the Code.
A qualified annuity will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is already tax-deferred.
All other contracts are considered nonqualified annuities.

RiverSource  RAVA 5 Access Variable Annuity New York — Prospectus    5

Required Distribution: Under inherited nonqualified stretch annuities, the amount required to be distributed each year for the contract to satisfy Section 72(s)(2) of the Code as it relates to the decedent (the person whose death triggered the payment of death benefit proceeds applied to the contract).
Rider: You receive a rider to your contract when you purchase optional benefits. The rider adds the terms of the optional benefit to your contract.
Rider effective date: The date a rider becomes effective as stated in the rider.
RiverSource Life of NY: In this prospectus, “we,” “us,” “our” and “RiverSource Life of NY” refer to RiverSource Life Insurance Co. of New York.
Service Center: Our department that processes all transaction and service requests for the contracts. We consider all transaction and service requests received when they arrive in good order at the Service Center. Any transaction or service requests sent or directed to any location other than our Service Center may end up delayed or not processed. Our Service Center address and telephone number are listed on the first page of the prospectus.
Surrender value: The amount you are entitled to receive if you make a full surrender from your contract. It is the contract value immediately prior to the surrender, minus any applicable charges.
Valuation date: Any normal business day, Monday through Friday, on which the NYSE is open, up to the time it closes. At the NYSE close, the next valuation date begins. We calculate the accumulation unit value of each subaccount on each valuation date. If your contract anniversary is not a valuation date, your contract value for that contract anniversary will be based on close of business values on the next valuation date.
If we receive your purchase payment or any transaction request (such as a transfer or surrender request) in good order at our Service Center before the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the valuation date we received your payment or transaction request. On the other hand, if we receive your purchase payment or transaction request in good order at our Service Center at or after the close of business, we will process your payment or transaction using the accumulation unit value we calculate on the next valuation date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the close of business in order for us to process it using the accumulation unit value we calculate on that valuation date. If you were not able to complete your transaction before the close of business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the accumulation unit value we calculate on the next valuation date.
Variable account: Separate subaccounts to which you may allocate purchase payments; each invests in shares of one fund. The value of your investment in each subaccount changes with the performance of the particular fund.

6    RiverSource  RAVA 5 Access Variable Annuity New York — Prospectus

The Contract in Brief
Purpose: The purpose of the contract is to allow you to accumulate money for retirement or a similar long-term goal. You do this by making one or more purchase payments. You may allocate your purchase payments to the subaccounts and/or Special DCA fixed account under the contract; however, you risk losing amounts you invest in the subaccounts of the variable account. These accounts, in turn, may earn returns that increase the value of the contract. If the contract value goes to zero due to underlying fund’s performance or deduction of fees, the contract will no longer be in force and the contract (including any death benefit riders) will terminate. Beginning at a specified time in the future called the annuitization start date, the contract provides lifetime or other forms of payouts of your contract value (less any applicable charges; not applicable for inherited nonqualified stretch annuities after a partial surrender is taken).
Buying a contract: The RAVA 5 Access contract described in this prospectus is available for limited purchases including certain qualified contracts, inherited nonqualified stretch annuities, and to accommodate certain 1035 exchanges of non-qualified contracts. When buying a contract, you must provide us a minimum initial purchase payment. The minimum initial purchase payment varies between $2,000 and $10,000 based on tax qualification. In no case may purchase payments exceed $1,000,000 without our prior approval. We may also further limit, or restrict, purchase payments in certain contract years or based on age. (see “Buying Your Contract.”)
There are many factors to consider carefully before you buy a variable annuity and any optional benefit rider. Variable annuities — with or without optional benefit riders — are not right for everyone. Make sure you have all the facts you need before you purchase a variable annuity or choose an optional benefit rider. Some of the factors you may wish to consider include:
•	“Tax Free” Exchanges: It may not be advantageous for you to purchase the contract in exchange for, or in addition to, an existing annuity or life insurance policy. Generally, you can exchange one annuity for another or for a long-term care policy in a “tax-free” exchange under Section 1035 of the Code. You can also do a partial exchange from one annuity contract to another annuity contract, subject to Internal Revenue Service (IRS) rules. You also generally can exchange a life insurance policy for an annuity. However, before making an exchange, you should compare both contracts carefully because the features and benefits may be different. Fees and charges may be higher or lower on your old contract than on this contract. You may have to pay a surrender charge when you exchange out of your old contract. If the exchange does not qualify for Section 1035 treatment, you also may have to pay federal income tax on the distribution. State income taxes may also apply. You should not exchange your old contract for this contract or buy this contract in addition to your old contract, unless you determine it is in your best interest. (See “Taxes — 1035 Exchanges.”)
•	Tax-deferred retirement plans: Most annuities have a tax-deferred feature. So do many retirement plans under the Code. As a result, when you use a qualified annuity to fund a retirement plan that is tax-deferred, your contract will not provide any necessary or additional tax deferral beyond what is provided in that retirement plan. Some employers may permit you to deposit your contributions into other investments such as mutual funds. If such investments are available to you, before enrolling under the contract, you should consider features other than tax deferral that may help you reach your retirement goals. In addition, the Code subjects retirement plans to required withdrawals triggered at age 72. These mandatory withdrawals are called required minimum distributions (“RMDs”). RMDs may reduce the value of certain death benefits and optional riders (see “Taxes — Qualified Annuities — Required Minimum Distributions”). You should consult your tax advisor before you purchase the contract as a qualified annuity for an explanation of the tax implications to you.
•	Inherited nonqualified stretch annuities: For inherited nonqualified stretch annuities, Required Distributions must be made as required and determined under Section 72(s)(2) of the Code. Required Distributions must be made at least annually and begin no later than one year after the date of death of the decedent (the person whose death triggered the payment of death benefit proceeds applied to the contract) (see “Surrenders - Required Distributions for Inherited Nonqualified Stretch Annuities”).
•	Taxes: Generally, income earned on your contract value grows tax-deferred until you take surrender or begin to receive payouts. Upon surrender, income taxes generally apply, (under certain circumstances, IRS penalty taxes may also apply to surrenders) unless you direct such amounts to be transferred to another investment within the same retirement plan, have them directly rolled over to another eligible retirement plan such as an IRA, or qualify for Section 1035 treatment. The tax treatment of qualified and nonqualified annuities differs. Even if you direct payouts to someone else, generally you will be taxed on the income if you are the owner. (see “Taxes”)
•	Your age: If you are an older person, you may not necessarily have a need for tax deferral, retirement income or a death benefit. Older persons who are considering buying a contract including any optional benefits may find it helpful to consult with or include a family member, friend or other trusted advisor in the decision making process before buying a contract.
•	How long you plan to keep your contract: variable annuities are not short-term liquid investments. Does the contract meet your current and anticipated future needs for liquidity?
•	If you can afford the contract: are your annual income

RiverSource  RAVA 5 Access Variable Annuity New York — Prospectus    7

and assets adequate to buy the contract and any optional benefits you may choose?
•	The fees and expenses you will pay when buying, owning and surrendering money from the contract. (see “Charges”)
•	How and when you plan to take money from the contract: under current tax law, surrenders are taxed differently than annuity payouts.
•	Your investment objectives, how much experience you have in managing investments and how much risk you are you willing to accept.
•	Short-term trading: if you plan to manage your investment in the contract by frequent or short-term trading, the contract is not suitable for you and you should not buy it. (see “Making the Most of Your Contract — Transferring Among Accounts”)
Free look period: You may return your contract to your financial advisor or to our Service Center within the time stated on the first page of your contract and receive a full refund of the contract value. If your contract is an inherited nonqualified stretch annuity, the refund would be paid directly to you. The valuation date will be the date your request is received at our Service Center. We will not deduct any contract charges or fees. However, you bear the investment risk from the time of purchase until you return the contract; the refund amount may be more or less than the payment you made.  If this is an IRA contract, we will refund all of the purchase payments.
Accounts: Generally, you may allocate your purchase payments among the:
•	subaccounts of the variable account, each of which invests in a fund with a particular investment objective. The value of each subaccount varies with the performance of the particular fund in which it invests. We cannot guarantee that the value at the annuitization start date will equal or exceed the total purchase payments you allocate to the subaccounts. (see “The Variable Account and the Funds”)
•	Special DCA fixed account, which earns interest at rates that we adjust periodically. There are restrictions on how long contract value can remain in this account. (see “The Fixed Account — The Special DCA Fixed Account”)
Transfers: Subject to certain restrictions, you currently may redistribute your contract value among the subaccounts without charge at any time until the annuitization start date, and once per contract year among the subaccounts after the annuitization start date. You may establish automated transfers among the accounts. Transfers into the Special DCA fixed account are not permitted.
Surrenders: You may surrender all or part of your contract value at any time before the annuitization start date. You also may establish automated partial surrenders. Surrenders may be subject to income taxes (including an IRS penalty that may apply if you surrender prior to your reaching age 59 ½) and may have other tax consequences. (see “Surrenders”)
Benefits in case of death: If you die before the annuitization start date, we will pay the beneficiary an amount based on the applicable death benefit. (see “Benefits in Case of Death — Standard Death Benefit”)
Optional benefits: We offer the following optional death benefits: Return of Purchase Payments (ROPP) Death Benefit, Maximum Anniversary Value (MAV) Death Benefit and 5-year MAV Death Benefit. Please see table below for a description of optional death benefits.
Annuity payouts: You can apply your contract value, after reflecting any adjustments, to an annuity payout plan that begins on the annuitization start date. You may choose from a variety of plans that can help meet your retirement or other income needs. The payout schedule must meet IRS requirements. We can make payouts on a fixed or variable basis, or both. During the annuity payout period, your choices for subaccounts may be limited. (see “The Annuity Payout Period”) For inherited nonqualified stretch annuities, electing an annuity payout plan is no longer available after the first partial surrender or Required Distribution.
Termination of the contract: The contract will be terminated under the following conditions:
1.	After the death benefit is paid, the contract will terminate.
2.	Reduction of the contract value to zero will terminate the contract.
3.	Your written request for a full surrender will terminate the contract.
Optional Death Benefits	Description
Return of Purchase Payments (ROPP)	Intended to provide death benefit guarantee to owners age 80 and older that beneficiaries receive total purchase payments adjusted for partial surrenders. Must be elected at contract issue.
Maximum Anniversary Value (MAV)	Intended to provide additional death benefit to owners age 75 and younger by locking in the highest anniversary value through age 80 (adjusted for partial surrenders Must be elected at contract issue.
5- Year Maximum Anniversary Value (5-Year MAV)	Intended to provide additional death benefit to owners age 75 and younger by locking in the highest anniversary value every 5 years through age 80 (adjusted for partial surrenders). Must be elected at contract issue.

8    RiverSource  RAVA 5 Access Variable Annuity New York — Prospectus

Expense Summary
The following tables describe the fees and expenses that you will pay when buying, owning and surrendering from the contract. The first table describes the fee that you will pay at the time that you surrender the contract.
Contract Owner Transaction Expenses
Contract administrative charge at full surrender:
Maximum: $50	Current: $50
The next tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.
Contract Administrative Charge
Annual contract administrative charge	Maximum: $50	Current: $50
Annual contract administrative charge if your contract value equals or exceeds $50,000	Maximum: $20	Current: $0
Surrender Charge for Fixed Annuity Payout Plans
(As a percentage of the present value of the remaining guaranteed payouts.)
Number of Completed Years Since Annuitization*	Surrender charge percentage
1	5%
2	4
3	3
4	2
5	1
6 and thereafter	0
*We do not permit surrenders in the first year after annuitization.
Annual Variable Account Expenses
(As a percentage of average daily subaccount value)
You must choose a death benefit guarantee. The one you choose determines the mortality and expense risk fees you pay. The table below shows the options available to you and their cost.
Mortality and expense risk fee
Standard Death Benefit	0.95%
ROPP Death Benefit	1.30
MAV Death Benefit	1.20
5-year MAV Death Benefit	1.05

RiverSource  RAVA 5 Access Variable Annuity New York — Prospectus    9

Annual Operating Expenses of the Funds
The next table provides the minimum and maximum total operating expenses charged by the underlying funds that you may pay periodically during the time that you own the contract. The minimum and maximum expenses listed below are based on expenses for the funds’ fiscal year ended December 31, 2020, unless otherwise noted, without taking into account fee waivers and/or expense reimbursements that may apply. More detail concerning each underlying fund’s fees and expenses is contained in each fund’s prospectus.
Minimum and maximum total annual operating expenses for the funds (1)
(Including management, distribution (12b-1) and/or service fees and other expenses)
	Minimum(%)	Maximum(%)
Total expenses before fee waivers and/or expense reimbursements	0.39	2.60
(1)	Total annual fund operating expenses are deducted from amounts that are allocated to the fund. They include management fees and other expenses and may include distribution (12b-1) fees. Other expenses may include service fees that may be used to compensate service providers, including us and our affiliates, for administrative and contract owner services provided on behalf of the fund. The amount of these payments will vary by fund and may be significant. See “The Variable Account and the Funds” for additional information, including potential conflicts of interest these payments may create. Distribution (12b-1) fees are used to finance any activity that is primarily intended to result in the sale of fund shares. Because 12b-1 fees are paid out of fund assets on an ongoing basis, you may pay more if you select subaccounts investing in funds that have adopted 12b-1 plans than if you select subaccounts investing in funds that have not adopted 12b-1 plans. For a more complete description of each fund’s fees and expenses and important disclosure regarding payments the fund and/or its affiliates make, please review the fund’s prospectus and SAI.

10    RiverSource  RAVA 5 Access Variable Annuity New York — Prospectus

Examples
These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include your transaction expenses, contract administrative charges, variable account annual expenses and fund fees and expenses.
These examples assume that you invest $10,000 in the contract for the time periods indicated. These examples also assume that your investment has a 5% return each year.
Maximum Expenses. These examples assume the most expensive combination of contract features and benefits and the maximum fees and expenses of any the funds, before fee waivers and/or expense reimbursements. They assume that you select the optional ROPP rider(1),(2). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
If you surrender your contract at the end of the applicable time period:				If you do not surrender your contract or if you select an annuity payout plan at the end of the applicable time period:
1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
$450	$1,355	$2,269	$4,590	$450	$1,355	$2,269	$4,590
Minimum Expenses. These examples assume the least expensive combination of contract features and benefits and the minimum fees and expenses of any of the funds before fee waivers and/or expense reimbursements. They assume that you have the Standard Death Benefit and do not select any optional benefits(1). Although your actual costs may be higher, based on these assumptions your costs would be:
If you surrender your contract at the end of the applicable time period:				If you do not surrender your contract or if you select an annuity payout plan at the end of the applicable time period:
1 year	3 years	5 years	10 years	1 year	3 years	5 years	10 years
$187	$575	$981	$2,087	$187	$575	$981	$2,087
(1)	In these examples, the contract administrative charge is $50.
(2)	Because these examples are intended to illustrate the most expensive combination of contract features, the maximum annual fee for each optional rider is reflected rather than the fee that is currently being charged.
THE EXAMPLES ARE ILLUSTRATIVE ONLY. YOU SHOULD NOT CONSIDER THESE EXAMPLES AS A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES WILL BE HIGHER OR LOWER THAN THOSE SHOWN DEPENDING UPON WHICH OPTIONAL BENEFIT YOU ELECT OTHER THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE CONTRACT VALUE TO ANY OTHER AVAILABLE SUBACCOUNTS.

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Condensed Financial Information
You can find unaudited condensed financial information for the subaccounts representing the lowest and highest total annual variable account expense combination for each contract in Appendix C.
Financial Statements
You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of subaccounts, in the SAI. The SAI does not include audited financial statements for divisions that are new and have no activity as of the financial statement date.
The Variable Account and the Funds
The variable account: The variable account was established under New York law on April 17, 1996, and the subaccounts are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC. All obligations arising under the contracts are general obligations of RiverSource Life of NY.
The variable account meets the definition of a separate account under federal securities laws. We credit or charge income, capital gains and capital losses of each subaccount only to that subaccount. State insurance law prohibits us from charging a subaccount with liabilities of any other subaccount or of our general business. The variable account includes other subaccounts that are available under contracts that are not described in this prospectus.
The IRS has issued guidance on investor control but may issue additional guidance in the future. We reserve the right to modify the contract or any investments made under the terms of the contract so that the investor control rules do not apply to treat the contract owner as the owner of the subaccount assets rather than the owner of an annuity contract. If the contract is not treated as an annuity contract for tax purposes, the owner may be subject to current taxation on any current or accumulated income credited to the contract.
We intend to comply with all federal tax laws so that the contract qualifies as an annuity for federal tax purposes. We reserve the right to modify the contract as necessary in order to qualify the contract as an annuity for federal tax purposes.
The Funds: The contract currently offers subaccounts investing in shares of the funds. For a list of underlying funds with a summary of investment objectives, investment advisers and subadvisers, please see Appendix A.
Investment objectives: The investment managers and advisers cannot guarantee that the funds will meet their investment objectives.
Please read the funds’ prospectuses carefully for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number listed on the first page of this prospectus.
•	Fund name and management: A fund underlying your contract in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any publicly-traded retail mutual fund.
•	Eligible purchasers: All funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The funds are not available to the public (see “Fund name and management” above). Some funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously. Although we and the funds’ providers do not currently foresee any such disadvantages, the boards of directors or trustees of each fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate fund providers for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the funds’ prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each fund intends to comply with the diversification requirements under Section 817(h) of the Code.
•	Asset allocation programs may impact fund performance: Asset allocation programs in general may negatively impact the performance of an underlying fund. Even if you do not participate in an asset allocation program, a fund in which your subaccount invests may be impacted if it is included in an asset allocation program. Rebalancing or reallocation under the terms of the asset allocation program may cause a fund to lose money if it must sell large amounts of securities to meet a redemption request. These losses can be greater if the fund holds securities that

12    RiverSource  RAVA 5 Access Variable Annuity New York — Prospectus

are not as liquid as others; for example, various types of bonds, shares of smaller companies and securities of foreign issuers. A fund may also experience higher expenses because it must sell or buy securities more frequently than it otherwise might in the absence of asset allocation program rebalancing or reallocations. Because asset allocation programs include periodic rebalancing and may also include reallocation, these effects may occur under the asset allocation program we offer or under asset allocation programs used in conjunction with the contracts and plans of other eligible purchasers of the funds.
•	Funds available under the contract: We seek to provide a broad array of underlying funds taking into account the fees and charges imposed by each fund and the contract charges we impose. We select the underlying funds in which the subaccounts initially invest and when there is substitution (see “Substitution of Investments”). We also make all decisions regarding which funds to retain in a contract, which funds to add to a contract and which funds will no longer be offered in a contract. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to fund performance, fund expenses, classes of fund shares available, size of the fund and investment objectives and investing style of the fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds and portfolio concentration and sector weightings. We also consider the levels and types of revenue, including but not limited to expense payments and non-cash compensation a fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the fund and support of marketing and distribution expenses incurred with respect to the fund.
•	Money Market fund yield: In low interest rate environments, money market fund yields may decrease to a level where the deduction of fees and charges associated with your contract could result in negative net performance, resulting in a corresponding decrease in your contract value.
•	Risks and Conflicts of Interest with Certain Funds Advised by Columbia Management. We are an affiliate of Ameriprise Financial, Inc., which is the parent company of Columbia Management Investment Advisers, LLC (Columbia Management). Columbia Management acts as investment adviser to several funds of funds, including Portfolio Navigator and Portfolio Stabilizer funds. As such, it retains full discretion over the investment activities and investment decisions of the funds. These funds invest in other registered mutual funds. In providing investment advisory services for the funds and the underlying funds in which those funds respectively invest, Columbia Management is, together with its affiliates, including us, subject to competing interests that may influence its decisions. These competing interests typically arise because Columbia Management Investment Advisers or one of its affiliates serves as the investment adviser to the underlying funds and may provide other services in connection with such underlying funds, and because the compensation we and our affiliates receive for providing these investment advisory and other services varies depending on the underlying fund.
•	Volatility and Volatility Management Risk with the Portfolio Stabilizer funds. Portfolio Stabilizer funds are managed volatility funds that employ a strategy designed to reduce overall volatility and downside risk. These types of funds are available under the contracts and one or more of these funds may be offered in other variable annuity and variable life insurance products offered by us. These funds may also be used in conjunction with guaranteed death benefit riders we offer with various annuity contracts.
Conflicts may arise because the manner in which these funds and their strategies are executed by Columbia Management are expected to benefit us by reducing our financial risk and expense in offering guaranteed death benefit riders. Managed volatility funds employ a strategy to reduce overall volatility and downside risk. A successful strategy may result in smaller losses to your contract value when markets are declining and market volatility is high. In turn, a successful strategy may also result in less gain in your contract value during rising markets with higher volatility when compared to funds not employing a managed volatility strategy. Accordingly, although an investment in the Portfolio Stabilizer funds may mitigate declines in your contract value due to declining equity markets, the Funds’ investment strategies may also curb or decrease your contract value during periods of positive performance by the equity markets. There is no guarantee any of the funds’ strategies will be successful. Costs associated with running a managed volatility strategy may also adversely impact the performance of managed volatility funds.
While Columbia Management is the investment adviser to the Portfolio Navigator and Portfolio Stabilizer funds, it provides no investment advice to you as to whether an allocation to the funds is appropriate for you. You must decide whether an investment in these funds is right for you. Additional information on the funds, including risks and conflicts of interest, is included in their respective prospectuses. Columbia Management advised fund of funds and managed volatility funds and their investment objectives are in Appendix A.
•	Revenue we receive from the funds and potential conflicts of interest:
Expenses We May Incur on Behalf of the Funds
When a subaccount invests in a fund, the fund holds a single account in the name of the variable account. As such, the variable account is actually the shareholder of the fund. We, through our variable account, aggregate the transactions of numerous contract owners and submit net purchase and redemption requests to the funds on a daily basis. In addition, we track individual contract owner transactions and provide confirmations, periodic statements, and other required mailings. These costs would normally be borne by the fund, but we incur them instead.

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Besides incurring these administrative expenses on behalf of the funds, we also incur distributions expenses in selling our contracts. By extension, the distribution expenses we incur benefit the funds we make available due to contract owner elections to allocate purchase payments to the funds through the subaccounts. In addition, the funds generally incur lower distribution expenses when offered through our variable account in contrast to being sold on a retail basis.
A complete list of why we may receive this revenue, as well as sources of revenue, is described in detail below.
Payments the Funds May Make to Us
We or our affiliates may receive from each of the funds, or their affiliates, compensation including but not limited to expense payments. These payments are designed in part to compensate us for the expenses we may incur on behalf of the funds. In addition to these payments, the funds may compensate us for wholesaling activities or to participate in educational or marketing seminars sponsored by the funds.
We or our affiliates may receive revenue derived from the 12b-1 fees charged by the funds. These fees are deducted from the assets of the funds. This revenue and the amount by which it can vary may create conflicts of interest. The amount, type, and manner in which the revenue from these sources is computed vary by fund.
Conflicts of Interest These Payments May Create
When we determined the charges to impose under the contracts, we took into account anticipated payments from the funds. If we had not taken into account these anticipated payments, the charges under the contract would have been higher. Additionally, the amount of payment we receive from a fund or its affiliate may create an incentive for us to include that fund as an investment option and may influence our decision regarding which funds to include in the variable account as subaccount options for contract owners. Funds that offer lower payments or no payments may also have corresponding expense structures that are lower, resulting in decreased overall fees and expenses to shareholders.
We offer funds managed by our affiliates Columbia Management and Columbia Wanger Asset Management, LLC (Columbia Wanger). We have additional financial incentive to offer our affiliated funds because additional assets held by them generally results in added revenue to us and our parent company, Ameriprise Financial, Inc. Additionally, employees of Ameriprise Financial, Inc. and its affiliates, including our employees, may be separately incented to include the affiliated funds in the products, as employee compensation and business unit operating goals at all levels are tied to the success of the company. Currently, revenue received from our affiliated funds comprises the greatest amount and percentage of revenue we derive from payments made by the funds.
The Amount of Payments We Receive from the Funds
We or our affiliates receive revenue which ranges up to 0.65% of the average daily net assets invested in the funds through this and other contracts we and our affiliates issue.
Why revenues are paid to us: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive revenue, including but not limited to expense payments and non-cash compensation, for various purposes:
•	Compensating, training and educating financial advisors who sell the contracts.
•	Granting access to our employees whose job it is to promote sales of the contracts by authorized selling firms and their financial advisors, and granting access to financial advisors of our affiliated selling firms.
•	Activities or services we or our affiliates provide that assist in the promotion and distribution of the contracts including promoting the funds available under the contracts to contract owners, authorized selling firms and financial advisors.
•	Providing sub-transfer agency and shareholder servicing to contract owners.
•	Promoting, including and/or retaining the fund’s investment portfolios as underlying investment options in the contracts.
•	Advertising, printing and mailing sales literature, and printing and distributing prospectuses and reports.
•	Furnishing personal services to contract owners, including education of contract owners regarding the funds, answering routine inquiries regarding a fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).
•	Subaccounting services, transaction processing, recordkeeping and administration.
•	Sources of revenue received from affiliated funds: The affiliated funds are managed by Columbia Management or Columbia Wanger. The sources of revenue we receive from these affiliated funds, or from the funds’ affiliates, may include, but are not necessarily limited to, the following:
•	Assets of the fund’s adviser, sub-adviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.
•	Compensation paid out of 12b-1 fees that are deducted from fund assets.

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•	Sources of revenue received from unaffiliated funds: The unaffiliated funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated funds, or the funds’ affiliates, may include, but are not necessarily limited to, the following:
•	Assets of the fund’s adviser, sub-adviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the fund or on the actual cost of certain services we provide with respect to the fund. We receive this revenue in the form of a cash payment.
•	Compensation paid out of 12b-1 fees that are deducted from fund assets.

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The General Account
The general account includes all assets owned by RiverSource Life of NY, other than those in the variable account and our other separate accounts. Subject to applicable New York state law, we have sole discretion to decide how assets of the general account will be invested. The assets held in our general account support the guarantees under your contract including any optional benefits offered under the contract. You should be aware that our general account is exposed to many of the same risks normally associated with a portfolio of fixed-income securities including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of annuities and financial instruments and products as well, and these obligations are satisfied from the assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. The fixed account is supported by our general account that we make available under the contract.
The Fixed Account
Amounts allocated to the fixed account are part of our general account. The fixed account includes the Special DCA fixed account. We credit interest daily on amounts you allocate to the fixed account at rates we determine from time to time at our discretion. Interest rates credited in excess of the guaranteed rate generally will be based on various factors related to future investment earnings. The guaranteed minimum interest rate on amounts invested in the fixed account will not be lower than state law allows. We back the principal and interest guarantees relating to the fixed account. These guarantees are subject to the creditworthiness and continued claims-paying ability of RiverSource Life of NY.
One year after receipt of each purchase payment or transfer, the rate for the payment or transfer amount, and its accumulated interest, may change. Interest will accrue at revised rates determined by us and at our discretion. These rates may be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these annuities, the rates currently in effect for new and existing company annuities, product design, competition, and the company's revenues and expenses. However, the rate will never be less than the fixed account minimum interest rate shown under your contract. Your interest rate for each purchase payment or transfer will never change more frequently than annually.
Because of exemptive and exclusionary provisions, we have not registered interests in the fixed account as securities under the Securities Act of 1933 nor have any of these accounts been registered as investment companies under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests in the fixed account are subject to the provisions of these Acts.
The fixed account has not been registered with the SEC. Disclosures regarding the fixed account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.
The Special DCA Fixed Account
You may allocate purchase payments to the Special DCA fixed account. You may not transfer contract value to the Special DCA fixed account.
You may allocate your entire purchase payment to the Special DCA fixed account for a term of six or twelve months. We reserve the right to offer shorter or longer terms for the Special DCA fixed account.
In accordance with your investment instructions, we transfer amounts from the Special DCA fixed account to the subaccounts so that, at the end of the Special DCA fixed account term, the balance of the Special DCA fixed account is zero. The amount of each transfer equals the remaining Special DCA fixed account value on the date of the transfer divided by the number of remaining transfers in the program. You may not change the amount of transfers. The first Special DCA monthly transfer occurs one day after we receive your payment.
The value of the Special DCA fixed account increases when we credit interest to the Special DCA fixed account and decreases when we make monthly transfers from the Special DCA fixed account. When you allocate a purchase payment to the Special DCA fixed account, the interest rates applicable to that purchase payment will be the rates in effect for the Special DCA fixed account term you choose on the date we receive your purchase payment. The applicable interest rate is guaranteed for the length of the term for the Special DCA fixed account term you choose. We credit and compound interest daily based on a 365-day year (366 in a leap year) so as to produce the annual effective rate which we declare. We credit interest only on the declining balance of the Special DCA fixed account; we do not credit interest on amounts that have been transferred from the Special DCA fixed account. As a result, the net effective interest rates we credit will be less than the declared annual effective rates. We will credit the Special DCA fixed account with interest on the date we receive your purchase payment, regardless of the length of the term you select. We reserve the right to declare different annual effective rates for the Special DCA fixed accounts with terms of differing length.

16    RiverSource  RAVA 5 Access Variable Annuity New York — Prospectus

Alternatively, you may allocate your purchase payment to any combination of the following which equals one hundred percent of the amount you invest:
•	the Special DCA fixed account for a six month term;
•	the Special DCA fixed account for a twelve month term.
Once you establish a Special DCA fixed account, you cannot allocate additional purchase payments to it. However, you may establish another Special DCA fixed account and allocate new purchase payments to it.
You may discontinue any Special DCA fixed account before the end of its term by giving us notice. If you do so, we will transfer the remaining balance of the Special DCA fixed account in accordance with your investment instructions to us.
Dollar-cost averaging from the Special DCA fixed account does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. For a discussion of how dollar-cost averaging works, see “Making the Most of your Contract — Automated Dollar-Cost Averaging.”
Buying Your Contract
The RAVA 5 Access contract described in this prospectus is available for limited purchases including certain qualified contracts, inherited nonqualified stretch annuities, and to accommodate certain 1035 exchanges of non-qualified contracts. You must complete an application and send it along with your initial purchase payment to our Service Center. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information, we reserve the right to refuse to issue your contract or take other steps we deem reasonable. As the owner, you have all rights and may receive all benefits under the contract. You may buy a qualified or nonqualified annuity. Generally, you can own a nonqualified annuity in joint tenancy with rights of survivorship only in spousal situations.
Under inherited nonqualified stretch annuities, all purchase payments must be received in the form of death benefit proceeds from a nonqualified annuity contract through a tax-free exchange pursuant to Section 1035 of the Code and the owner and annuitant must be the same individual.
You cannot own a qualified annuity or inherited nonqualified stretch annuity in joint tenancy. You can buy a contract if you are 90 or younger.
When you apply, you may select among the following:
•	subaccounts and/or the Special DCA fixed account in which you want to invest;
•	how you want to make purchase payments;
•	a beneficiary;
•	one of the following optional death benefit riders:
•	ROPP Death Benefit (available if you are age 80 or older);
•	MAV Death Benefit; or
•	5-Year MAV Death Benefit.
The contracts provide for allocation of purchase payments to the subaccounts of the variable account and/or to the Special DCA fixed account.
If your application is complete, we will process it and apply your purchase payment to your investment selections within two business days after we receive it at our Service Center. If we accept your application, we will send you a contract. If your application is not complete, you must give us the information to complete it within five business days. If we cannot accept your application within five business days, we will decline it and return your payment unless you specifically ask us to keep the payment and apply it once your application is complete.
We will credit additional eligible purchase payments you make to your accounts on the valuation date we receive them. If we receive an additional purchase payment at our Service Center before the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the valuation date we received the payment. If we receive an additional purchase payment at our Service Center at or after the close of business, we will credit any portion of that payment allocated to the subaccounts using the accumulation unit value we calculate on the next valuation date after we received the payment.
You may make regular payments to your contract under a scheduled payment plan (not allowed for inherited nonqualified stretch annuities). You must make an initial purchase payment of $2,000 or $10,000 depending on the tax qualification (see “Buying Your Contract — Purchase Payments”). Once the required initial purchase payment amount has been met, you can begin the scheduled payment plan by sending a completed form to the Service Center. Certain qualified plan applications allow the establishment of a scheduled payment plan without meeting the required initial purchase payment amount. Contact your financial advisor for details. There is no charge for the scheduled payment plan. You can stop your scheduled payment plan payments at any time.

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Householding and delivery of certain documents
With your prior consent, RiverSource Life and its affiliates may use and combine information concerning accounts owned by members of the same household and provide a single paper or electronic copy of certain documents to that household. This householding of documents may include prospectuses, supplements, annual reports, semiannual reports and proxies. Your authorization remains in effect unless we are notified otherwise. If you wish to continue receiving multiple copies of these documents, you can opt out of householding by calling us at 1.866.273.7429. Multiple mailings will resume within 30 days after we receive your opt out request.
Purchase Payments
Purchase payment amounts and purchase payment timing may be limited under the terms of the contract. If we do not receive your initial purchase payment within 180 days from the application signed date, we will consider your contract void from the start.
Minimum initial purchase payments*
Qualified annuities	$2,000
Nonqualified annuities	$10,000
Minimum additional purchase payments*
$50
Maximum total purchase payments** (without our approval) based on the contract year and your age on the effective date of the payment:
For the first contract year and total:
through age 85	$1,000,000
for ages 86 to 90	$100,000
age 91 or older	$0
For the second through fifth contract year thereafter if maximum purchase payment not already received:
through age 85	$100,000
for ages 86 to 90	$50,000
age 91 or older	$0
For each contract year thereafter***:
through age 85	$0
for ages 86 to 90	$0
age 91 or older	$0
*	If a group billing arrangement is set up through your employer, the minimum initial and minimum additional purchase payment is $25.
**	These limits apply in total to all RiverSource Life annuities you own unless a higher amount applies to your contract. We reserve the right to waive or increase the maximum limit. For qualified annuities, the Code’s limits on annual contributions also apply. Additional purchase payments for inherited IRA contracts cannot be made unless the payment is IRA money inherited from the same decedent.
***	Additional purchase payments are not allowed after the fifth contract year unless this is a tax qualified contract, in which case we allow additional purchase payments in any contract year up to the maximum permissible annual contribution described by the Code that was in effect on the contract date.
We reserve the right to change these purchase payment limitations, including making further restrictions, upon prior written notice.
Inherited Nonqualified Stretch Annuities: Under inherited nonqualified stretch annuities, additional purchase payments are not allowed after the first partial surrender, including Required Distributions. Additional purchase payments must be received in the form of death benefit proceeds from a nonqualified annuity contract through a tax-free exchange pursuant to Section 1035 of the Code from the same decedent. We reserve the right to restrict any additional purchase payments that interfere with our ability to begin required distributions as required by applicable law. (see “Surrenders – Required Distributions for Inherited Nonqualified Stretch Annuities”).

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How to Make Purchase Payments
1 1 By letter
Send your check along with your name and contract number to:
RiverSource Life Insurance Co. of New York
70500 Ameriprise Financial Center
Minneapolis, MN 55474
2 2 By scheduled payment plan
We can help you set up a bank authorization.
Limitations on Use of Contract
If mandated by applicable law, including but not limited to, federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner’s access to contract values and satisfy other statutory obligations. Under these circumstances, we may refuse to implement requests for transfers, surrenders or death benefits until instructions are received from the appropriate governmental authority or court of competent jurisdiction.
The Annuitization Start Date
Annuity payouts begin on the annuitization start date. This means that the contract will be annuitized (converted to a stream of monthly payments). If your contract is annuitized, the contract goes into payout and only the annuity payout provisions continue. You will no longer have access to your contract value. This means that the death benefit and any optional benefits you have elected will end. When we process your application, we will establish the annuitization start date to be the maximum age (or contract anniversary if applicable). You also can change the annuitization start date, provided you send us written instructions at least 30 days before annuity payouts begin.
The annuitization start date must be:
•	no earlier than 13 months after the contract’s effective date; and no later than
•	the owner’s 95th birthday or the tenth contract anniversary, if later,
•	or such other date as agreed to by us.
Six months prior to your annuitization start date, we will contact you with your options including the option to postpone your annuitization start date to a future date. You can also choose to delay the annuitization of your contract to a date beyond age 95, to the extent allowed by applicable state law and tax laws.
If you do not make an election, annuity payouts using the contract’s default option of annuity payout Plan B — Life Income with 10 years certain will begin on the annuitization start date and your monthly annuity payments will continue for as long as the annuitant lives. If the annuitant does not survive 10 years, we will continue to make payments until 10 years of payments have been made (see “The Annuity Payout Period – Annuity Payout Plans”). Also, if you do not make an election, annuity payouts will be a combination of fixed and variable based on the proportion of your contract value allocated to the fixed account and variable account at the time payouts begin.
Generally, if you own a qualified annuity (for example, an IRA) and tax laws require that you take distributions from your annuity prior to your annuitization start date, your contract will not be automatically annuitized. However, if you choose, you can elect to request annuitization or take partial surrenders to meet your required minimum distributions.
Inherited Nonqualified Stretch Annuities. Under inherited nonqualified stretch annuities, you may only change the annuitization start date if you elect an annuity payment plan. You may not elect an annuity payment plan after a partial surrender, including Required Distributions. After a partial surrender, all references to the annuitization start date and an annuity payment plan in your contract no longer apply.
Beneficiary
We will pay to your named beneficiary the death benefit if it becomes payable while the contract is in force and before the annuitization start date. If there is more than one beneficiary we will pay each beneficiary’s designated share when we receive their completed claim. A beneficiary will bear the investment risk of the variable account until we receive the beneficiary’s completed claim. If there is no named beneficiary, then the default provisions of your contract will apply. (See “Benefits in Case of Death” for more about beneficiaries.)

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Inherited Nonqualified Stretch Annuities. Under inherited nonqualified stretch annuities, if you die before the full distribution of your interest in this contract, your beneficiary will receive the death benefit as determined by the contract or any attached riders in a lump sum or if we allow, may elect to continue to receive the Required Distributions under this contract. Required Distributions must continue at least as rapidly as Section 72(s)(2) of the Code required prior to your death. Your beneficiary may not elect an annuity payment plan.
Charges
Contract Administrative Charge
We charge this fee for establishing and maintaining your records. We deduct $50 from your contract value on your contract anniversary or, if earlier, when the contract is fully surrendered. We prorate this charge among the subaccounts in the same proportion your interest bears to your total contract value.
We will waive this charge when your contract value is $50,000 or more on the current contract anniversary. We reserve the right to charge up to $20 after the first contract anniversary for contracts with contract value of $50,000 or more.
If you take a full surrender of your contract, we will deduct the charge at the time of surrender regardless of the contract value. This charge does not apply to amounts applied to an annuity payment plan or to the death benefit.
Mortality and Expense Risk Fee
We charge this fee daily to the subaccounts. The unit values of your subaccounts reflect this fee. These fees cover the mortality and expense risk that we assume. These fees do not apply to the Special DCA fixed account f. We cannot increase these fees for your contract.
The mortality and expense risk fee you pay is based on the death benefit guarantee in effect.
Mortality and expense risk fee
Standard Death Benefit	0.95%
ROPP Death Benefit(1)	1.30
MAV Death Benefit	1.20
5-year MAV Death Benefit	1.05
(1)	Only available for purchase as an optional rider for ages 80 or older on the rider effective date.
Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific owner or annuitant lives and no matter how long our entire group of owners or annuitants live. If, as a group, owners or annuitants outlive the life expectancy we assumed in our actuarial tables, we must take money from our general assets to meet our obligations. If, as a group, owners or annuitants do not live as long as expected, we could profit from the mortality risk fee. We deduct the mortality risk fee from the subaccounts during the annuity payout period even if the annuity payout plan does not involve a life contingency.
Expense risk arises because we cannot increase the contract administrative charge (except for contracts with contract value of $50,000 or more, where we reserve the right to charge a contract administrative change up to $20 after the first contract anniversary) and this charge may not cover our expenses. We would have to make up any deficit from our general assets. We could profit from the expense risk fee if future expenses are less than expected.
The subaccounts pay us the mortality and expense risk fee they accrued as follows:
•	first, to the extent possible, the subaccounts pay this fee from any dividends distributed from the funds in which they invest;
•	then, if necessary, the funds redeem shares to cover any remaining fees payable.
We may use any profits we realize from the subaccounts’ payment to us of the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses.
Surrender Charge for Fixed Annuity Payout Plans
Fixed payouts: Surrender charge under annuity payout plans allowing surrenders of the present value of remaining guaranteed payouts:
If you elect an annuity payout plan on a fixed basis and the plan we make available provides a liquidity feature permitting you to surrender any portion of the underlying value of remaining guaranteed payouts, a surrender charge may apply.

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A surrender charge will be assessed against the present value of any remaining guaranteed payouts surrendered. The discount rate we use in determining present values varies based on: (1) the contract value originally applied to the fixed annuitization; (2) the remaining years of guaranteed payouts; (3) the annual effective interest rate and the periodic payment amount for new immediate annuities of the same duration as the remaining years of guaranteed payouts; and (4) the interest spread (currently 1.50%). If we do not currently offer immediate annuities, we will use rates and values applicable to new annuitizations to determine the discount rate.
Once the discount rate is applied and we have determined the present value of the remaining guaranteed payouts you are surrendering, the present value determined will be multiplied by the surrender charge percentage in the table below and deducted from the present value to determine the net present value you will receive.
Number of Completed Years Since Annuitization*	Surrender charge percentage
1	5%
2	4
3	3
4	2
5	1
6 and thereafter	0
*We do not permit surrenders in the first year after annuitization.
We will provide a quoted present value (which includes the deduction of any surrender charge). You must then formally elect, in a form acceptable to us, to receive this value. The remaining guaranteed payouts following surrender will be reduced, possibly to zero.
Fund Fees and Expenses
There are deductions from and expenses paid out of the assets of the funds that are described in the prospectuses for those funds.
Valuing Your Investment
We value your accounts as follows:
The Fixed Account
We value the amounts you allocate to the fixed account directly in dollars. The value of the fixed account equals:
•	the sum of your purchase payments allocated to the Special DCA fixed account;
•	plus interest credited;
•	minus the sum of amounts surrendered and amounts transferred out; and
•	minus any prorated portion of the contract administrative charge.
Subaccounts
We convert amounts you allocated to the subaccounts into accumulation units. Each time you make a purchase payment or transfer amounts into one of the subaccounts, we credit a certain number of accumulation units to your contract for that subaccount. Conversely, we subtract a certain number of accumulation units from your contract each time you take a partial surrender, transfer amounts out of a subaccount, or we assess a contract administrative charge.
The accumulation units are the true measure of investment value in each subaccount during the accumulation period. They are related to, but not the same as, the net asset value of the fund in which the subaccount invests. The dollar value of each accumulation unit can rise or fall daily depending on the variable account expenses, performance of the fund and on certain fund expenses. Here is how we calculate accumulation unit values:
Number of units: to calculate the number of accumulation units for a particular subaccount we divide your investment by the current accumulation unit value.
Accumulation unit value: the current accumulation unit value for each subaccount equals the last value times the subaccount’s current net investment factor.
We determine the net investment factor by:
•	adding the fund’s current net asset value per share, plus the per share amount of any accrued income or capital gain dividends to obtain a current adjusted net asset value per share; then
•	dividing that sum by the previous adjusted net asset value per share; and
•	subtracting the percentage factor representing the mortality and expense risk fee from the result.

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Because the net asset value of the fund may fluctuate, the accumulation unit value may increase or decrease. You bear all the investment risk in a subaccount.
Example of Net Investment Factor and Accumulation Unit Value
Net asset value per share		25.00000000
+	Accrued income or capital gain dividends per share	0.00000000
=	Adjusted net asset value per share	25.00000000
÷	Previous adjusted net asset value per share	25.20000000
=	Investment factor	0.99206349
–	Daily mortality and expense risk fee	0.00002596
=	Net investment factor	0.99203754

Previous accumulation unit value		2.05000000
×	Net investment factor	0.99203754
=	Current accumulation unit value	2.03367695
The accumulation unit value is multiplied by the number of accumulation units to determine the contract value in that subaccount.
Factors that affect subaccount accumulation units: accumulation units may change in two ways — in number and in value.
The number of accumulation units you own may fluctuate due to:
•	additional purchase payments you allocate to the subaccounts;
•	transfers into or out of the subaccounts;
•	partial surrenders;
and a deduction of a prorated portion of:
•	the contract administrative charge.
Accumulation unit values will fluctuate due to:
•	changes in fund net asset value;
•	fund dividends distributed to the subaccounts;
•	fund capital gains or losses;
•	fund operating expenses; and/or
•	mortality and expense risk fees.

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Making the Most of Your Contract
Automated Dollar-Cost Averaging
Currently, you can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might transfer a set amount monthly from a relatively conservative subaccount to a more aggressive one, or to several others, or to one or more subaccounts. You can also obtain the benefits of dollar-cost averaging by setting up regular automatic payments under a scheduled payment plan. There is no charge for dollar-cost averaging.
This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market values of the funds. Since you invest the same amount each period, you automatically acquire more units when the market value falls and fewer units when it rises. The potential effect is to lower your average cost per unit.
How dollar-cost averaging works
By investing an equal number of dollars each month		Month	Amount invested	Accumulation unit value	Number of units purchased
		Jan	$100	$20	5.00
		Feb	100	18	5.56
you automatically buy more units when the per unit market price is low		Mar	100	17	5.88
	→	Apr	100	15	6.67
		May	100	16	6.25
		June	100	18	5.56
		July	100	17	5.88
and fewer units when the per unit market price is high.		Aug	100	19	5.26
	→	Sept	100	21	4.76
		Oct	100	20	5.00
You paid an average price of $17.91 per unit over the 10 months, while the average market price actually was $18.10.
Dollar-cost averaging does not guarantee that any subaccount will gain in value nor will it protect against a decline in value if market prices fall. Because dollar-cost averaging involves continuous investing, your success will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals. For specific features, contact your financial advisor.
Asset Rebalancing
You can ask us in writing to automatically rebalance the subaccount portion of your contract value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your contract value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. There is no charge for asset rebalancing. The contract value must be at least $2,000.
You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your contract value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your financial advisor.
The Income GuideSM Program
Income Guide is an optional service we currently offer without charge. It does not change or otherwise modify any of the other benefits, features, charges, or terms and conditions associated with your annuity contract. The purpose of the program is to provide reporting and monitoring of withdrawals you take from your annuity. The reporting and monitoring is designed to provide you information that may assist you in considering whether to adapt your withdrawals over time.
For the purpose of Income Guide program, the term “systematic withdrawals” is the same as “automated systematic surrenders”.
The assumptions we used in the program are not customized or individualized to your circumstances. Program participants and their unique individual circumstances will vary from the program assumptions, creating differing results. The simulations we used in connection with the program do not include any contract or underlying fund

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charge assumptions other than a mortality and expense risk charge of 1.0%. Your contract value may be depleted prior to the end of the program. If you follow the program and make downward adjustments to your withdrawals to remain in the “On Track” status, the amount of your withdrawal can significantly decline over time.
Income Guide is a withdrawal monitoring service. The program establishes what we call a “Prudent Income Amount” which is based on your contract value, age, and the other program assumptions described below. We calculate the Prudent Income Amount daily using the following factors:
(1)	the age of the participant, (the age of the younger participant under the Joint Option);
(2)	the contract value;
(3)	Prudent Income Percentages.
The current Prudent Income Amount is determined by multiplying the current contract value by the current Prudent Income Percentage. The Prudent Income Amount is a hypothetical withdrawal amount with a minimum 90% probability that if taken and no withdrawal adjustments are made, withdrawals at that amount would not deplete the contract value prior to age 95 (age 100 for joint), or 8 years if longer. Please refer to the Prudent Income Amount section below for details on the assumptions we used to create the Prudent Income Percentages and the operation of the Prudent Income Amount.
Income Guide compares the annual total of the monthly systematic withdrawals you have elected to the current Prudent Income Amount we have calculated to determine your current status in the program. The current status provides you information on the current sustainability of your rate of withdrawal by comparing it to the Prudent Income Amount.
The program allows you to elect to have withdrawal income monitored based on one person (the “Single Option”) or two persons (the “Joint Option”). We refer to each person covered under Income Guide as a participant. Income Guide is most effective when you use it in consultation with your financial advisor.
Income Guide is not a guaranteed income option and it is not backed by our general account. If you need income guaranteed for life or another specified period of time, you should not rely on using Income Guide. For guaranteed income options, consider annuitization options.
Any withdrawals you make from your contract may result in taxes and tax penalties. In addition, withdrawals may result in a proportional reduction to the standard death benefit and any optional death benefit you have elected.
As part of the Income Guide program, we provide you with information regarding your withdrawal amount, but we do not determine whether to make adjustments to your withdrawal amount or investment allocation.  You need to decide what changes or adjustments may be right for you, or whether to seek the assistance of a financial advisor in making any decisions, based on the information provided and your given needs and circumstances.
Program Availability
Income Guide is only available if the servicing broker-dealer on your contract is Ameriprise Financial Services, LLC (“AFS”) which is our affiliate and we only currently offer variable annuity contracts through AFS. We may modify or end the availability of Income Guide at any time in our sole discretion. We will notify you 30 days in advance of any changes to Income Guide or if we end the program. Advance notice will not be given for any changes we decide to make to the Prudent Income Percentages.
In order to enroll in Income Guide, the following eligibility requirements must be met.
(1)	One of the Income Guide participants must be an owner or annuitant under the contract.
(2)	Your contract cannot be a beneficially owned IRA or inherited nonqualified stretch annuity.
(3)	You cannot be withdrawing substantially equal periodic payments as defined in the Internal Revenue Code. These payments are calculated in part using your life expectancy and place limits on the ability to increase withdrawals beyond a certain amount without incurring tax consequences.
(4)	If you have a systematic withdrawal program established, the frequency of withdrawal must be set at monthly. You cannot have more than one systematic withdrawal program established at the same time.
(5)	Your contract cannot have any active or deemed loans on it.
(6)	Your contract must have an Ameriprise advisor registered with AFS assigned as the agent of record on your contract.
(7)	All participants covered by the program must be at least age 50 and no older than age 85.
These eligibility requirements apply to any post-enrollment changes you may elect to make, such as changing or adding participants.
Advance notice will not be given for the events listed below that automatically terminate Income Guide.
(1)	You modify your systematic withdrawal program to a frequency other than monthly or you have more than one systematic withdrawal program in effect.

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(2)	You take a loan on the contract.
(3)	On any contract anniversary where the participant (for joint, youngest participant) attained the maximum age of 95 in the preceding contract year.
(4)	The death benefit under the contract becomes payable.
(5)	You elect a systematic withdrawal program to take substantially equal periodic payments as defined in the Internal Revenue Code. These payments are calculated in part using your life expectancy and place limits on the ability to increase withdrawals beyond a certain amount without incurring tax consequences.
(6)	AFS is no longer the servicing broker-dealer on your contract.
(7)	Your contract terminates for any reason, including full surrender, the contract value reaches zero, or when you annuitize your entire contract (this does not apply to partial annuitizations which are permitted while you participate in Income Guide).
In the event of a change in ownership, systematic withdrawals are suspended, but you would continue to be enrolled in the Income Guide.
Enrolling in the Income Guide Program
You may elect to enroll in the Income Guide program at any time as long as we continue to offer it and you meet the eligibility requirements of participation. At the time of your enrollment, you will be required to complete an Income Guide Enrollment Form or verbally acknowledge your understanding of the program if we permit enrollment via telephone. In connection with enrollment, you will be asked whether you want the Single Option or Joint Option. You also will be required to provide the birthdate and sex of each participant covered under Income Guide. We use the age provided at enrollment to calculate the Prudent Income Amount.
If you are funding your contract through multiple sources that would involve making more than one initial purchase payment, you should consider waiting to enroll in Income Guide until your contract is fully funded. A large purchase payment not taken into account will result in a lower initial Prudent Income Amount being calculated. If your systematic withdrawal amount is based on all intended payments, then the amount you are withdrawing will be higher than the Prudent Income Amount that is calculated before we receive all intended purchase payments which may affect your Income Guide status.
After enrolling, we will permit you to modify the selected option (Single Option or Joint Option) or to change the participants. Any changes are subject to the conditions stated in the Program Availability section above.
Withdrawal Monitoring and Reporting
Income Guide is designed to assist you and your financial advisor in managing the withdrawal of money out of your annuity contract to provide income. To aid in managing your withdrawals, we currently provide periodic reports to you and your financial advisor. This includes a detailed annual report we provide on each contract anniversary and a brief summary on the consolidated statements you receive either monthly or quarterly from AFS. These reports include an Income Guide status based on the Prudent Income Amount calculated on the date we produce the report. The reporting and the status are designed to provide you information regarding the current sustainability of your current withdrawal amount by comparing it to the current Prudent Income Amount. We provide no other reporting, so you should review your consolidated statement and annual report to see if your status under the program has changed. You also can review your current daily status by logging into your account on amperiprise.com. We reserve the right to modify the reporting we provide under the program at any time and in our sole discretion.
The table below summarizes the definitions of each status under the program.
Income Guide Status Definitions
Attention Needed	Caution	On Track	More Available
Prudent Income Amount is more than 20% below your current annual withdrawal amount	Prudent Income Amount is from 10.1% to 20% below your current annual withdrawal amount	Prudent Income Amount is from 10% below up to 24.9% above your current annual withdrawal amount	Prudent Income Amount is more than 25% or more above your current annual withdrawal amount
We use descriptive terminology to describe each status. When you are in the On Track status we may refer to your withdrawal rate as “currently sustainable.” When you are in the Caution status, we refer to your withdrawal rate as “near a point where it may not be sustainable.” When you are in the Attention Needed status, we refer to your withdrawal rate as “may not be sustainable.” Finally, if your current withdrawal amount places you in the “More Available” status, we refer to you as having “more options available” because the Prudent Income Amount is at least 25% higher than your current withdrawal amount. These statuses, including the accompanying explanations, are merely descriptive and do not represent a specific level of actual sustainability or probability of your contract value not being

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depleted. Please note if you are in the “More Available” status and you utilize contract value for other purposes it may create adverse consequences in the future, including increasing the possibility and extent of future status changes and the possibility of running out of money prior to the end of the program.
The following Income Guide statuses are used in our periodic reporting.
Income Guide Status	What the Status Means
Attention Needed	Based on your contract value, it is projected that your withdrawal amount may not be sustainable.
Caution	Based on your contract value, it is projected that your withdrawal amount is near a point where it may not be sustainable.
On Track	Based on your contract value, it is projected that your withdrawal amount is currently sustainable. Please note that the minimum 90% probability assumed in the program only applies to the Prudent Income Amount and not to the “On Track” status which includes a range above and below the current Prudent Income Amount.
More Available	Based on your contract value and withdrawal amount, it is projected there are more options available.
These statuses are not designed to be, nor should they be construed as, investment advice. They are based on a comparison of your current annual withdrawal amount versus the current Prudent Income Amount. They also can aid you in tracking how close your current rate of withdrawal is to the Prudent Income Amount. In the end, your unique financial situation and the advice of your financial advisor should be utilized in assessing your Income Guide status and your utilization of the program as a whole. Please note, the longer you are in the Attention Needed status without adjusting withdrawals the greater the likelihood that you will deplete your contract value.
If you enroll in Income Guide without electing a systematic withdrawal, then no status will be reported, but you will be provided the Prudent Income Amount.
If you completely suspend your withdrawals, we will also no longer report a status. This, however, does not mean that subsequently restarting withdrawals will result in a sustainable rate of withdrawal. When you restart your withdrawals, a current Prudent Income Amount will be compared to your current withdrawal amount to determine a current status. Also, remember that a change in ownership will automatically suspend systematic withdrawals.
Income Guide does not take into account your unique financial situation, including how you allocate your contract value to available investment options and the allocation of your contract value to equities or bonds. Your investment returns, including the deduction of any fund fees and expenses, will differ from program assumptions. In addition, the fees and charges we assumed in calculating values under the program will differ from the actual fees and charges on your contract. This is due in part to the fact that we did not assume certain charges, including the contract administrative charge and optional benefit charges.
The methods, assumptions and simulations we used to develop the Prudent Income Percentages may not be appropriate or correct for a given contract owner. Individual results can vary widely and will impact the frequency of status changes and how often you may want to make adjustments to your withdrawals. You must decide whether to modify withdrawals or take any other action with respect to your contract based on the status we report, and whether to consult with your financial advisor.
The Prudent Income Amount
We use your current age, contract value, and Prudent Income Percentage to calculate your current Prudent Income Amount. We may modify these factors used to calculate your Prudent Income Amount at any time and in our sole discretion. We, RiverSource Life Insurance Company, solely determined what assumptions to use in deriving the Prudent Income Amount
Since the Prudent Income Amount is calculated daily and fluctuates based on age and current contract value, the program does not guarantee or result in a steady stream of income or provide any type of guaranteed cash value or guaranteed benefit.
The Prudent Income Percentages are derived from a series of random simulations based on the following assumptions:
•	an investment allocation of 50% in equities and 50% in bonds;
•	average annual returns, after the deduction of all fund fees and expenses, of 9.0% on the equity allocation and 4.0% on the bond allocation that grades upward to 6.0% over a ten year period;
•	annual portfolio returns have a standard deviation of 9.0%;
•	a 1.0% average annual mortality and expense risk fee being assessed; and

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•	taking level withdrawals each month.
The average annual return assumptions of 9.0% for the equity allocation and the 4.0% - 6.0% for the bond allocation are net return assumptions. This means these return assumptions would be after the deduction of all underlying fund fees and expenses. For this series of random simulations, a standard deviation of 9% means that approximately two thirds of the annual returns are within a range of 9% above and 9% below the average annual return. Contract charges other than the 1.0% mortality and expense risk fee, if they apply to you, were not included in the assumptions. This includes the contract administrative charge and charges associated with optional benefits available under the contract. The “Charges” section of the prospectus provides additional details on the amount and applicability of these charges.
Since these assumptions are not customized to you, your circumstances will differ and the minimum 90% probability of withdrawals lasting for the duration of the program without the need to make any adjustments to the amount of withdrawals may be higher or lower than the probability used in developing the Prudent Income Percentages.
Your results under the program will vary. In general, if you have lower returns, higher volatility, higher fees, or you make additional withdrawals, then the probability of your withdrawal amount being sustainable will be lower than assumed under the program. In contrast, if you have higher returns, lower volatility, lower fees, or make additional purchase payments, then the probability of your withdrawal amount being sustainable will generally be higher than assumed under the program. In addition, if you experience long-term periods where your contract value is continually declining due to deviations from the assumptions mentioned above, you will need to repeatedly decrease the amount of your withdrawal to stay in the “On Track” status. Also, while unlikely, your contract value may be depleted before age 95 even if you follow the program.
It is important to remember that only the age of the participant and the contract value are specific to your contract. All of the factors used in determining the Prudent Income Percentages are general and not individualized or otherwise customized to you, your contract allocation, or any other circumstances specific to you.
The following factors related to your contract experience will impact your Income Guide status and the probability of withdrawals (without adjusting under the program) lasting for the duration of the program:
(1)	the fees, average annual total returns and volatility of the underlying funds you have elected;
(2)	the specific fees of your contract;
(3)	additional purchase payments to the contract;
(4)	withdrawals in addition to the monthly systematic withdrawal;
(5)	partial annuitizations; or
(6)	your actual life expectancy or retirement horizon.
The assumptions were utilized to run a series of random simulations. These simulations were used to establish the Prudent Income Percentages which are based on a level amount of income (without adjusting under the program) that provides a minimum 90% or greater probability of contract value lasting to age 95 (age 100 for joint), or for 8 years, whichever is longer. As with any simulation, your actual experience will be different and our methodology could have an error.
The Prudent Income Percentages change over time based on age. The table below shows the current Prudent Income Percentages utilized. In the case of the Joint Option, the youngest participant’s age is used to determine the Prudent Income Percentages.
Prudent Income Percentages
Participant Age	Single Option	Joint Option	Participant Age	Single Option	Joint Option	Participant Age	Single Option	Joint Option
50	3.0%	2.5%	66	4.6%	4.1%	81	6.3%	5.8%
51	3.1%	2.6%	67	4.7%	4.2%	82	6.6%	6.1%
52	3.2%	2.7%	68	4.8%	4.3%	83	6.9%	6.4%
53	3.3%	2.8%	69	4.9%	4.4%	84	7.2%	6.7%
54	3.4%	2.9%	70	5.0%	4.5%	85	7.5%	7.0%
55	3.5%	3.0%	71	5.1%	4.6%	86	8.0%	7.5%
56	3.6%	3.1%	72	5.2%	4.7%	87	8.5%	8.0%
57	3.7%	3.2%	73	5.3%	4.8%	88	9.0%	8.5%
58	3.8%	3.3%	74	5.4%	4.9%	89	9.5%	9.0%
59	3.9%	3.4%	75	5.5%	5.0%	90	10.0%	9.5%
60	4.0%	3.5%	76	5.6%	5.1%	91	10.5%	10.0%
61	4.1%	3.6%	77	5.7%	5.2%	92	11.0%	10.5%

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Participant Age	Single Option	Joint Option	Participant Age	Single Option	Joint Option	Participant Age	Single Option	Joint Option
62	4.2%	3.7%	78	5.8%	5.3%	93	11.5%	11.0%
63	4.3%	3.8%	79	5.9%	5.4%	94	12.0%	11.5%
64	4.4%	3.9%	80	6.0%	5.5%	95	12.5%	12.0%
65	4.5%	4.0%
The Prudent Income Percentage is multiplied by the contract value to determine the current Prudent Income Amount. The Prudent Income Amount will change over time due to changes in the contract value and the age of the participants covered under the program.
Although the Prudent Income Percentage increases with age, the Prudent Income Amount may not increase over time because a decreasing contract value can more than offset any increase in the Prudent Income Percentage. An increase in the Prudent Income Percentage does not protect against inflation.
Refer to “Example of a Prudent Income Amount Calculation” below to see how the Prudent Income Percentage is used to create a Prudent Income Amount.
By increasing with age, the Prudent Income Percentages result in less contract value being required to be in the “On Track” status. As a result, the Prudent Income Amount is not designed to preserve the level of your contract value. Following the monitoring program, however, including making adjustments to your rate of withdrawal over the life of the program, will increase the likelihood that your contract value will not be exhausted prior to the end of the program.
The assumptions used in determining values under Income Guide including investment and performance, are not tied in any way to your allocation of contract value and its performance. Your actual contract results can vary significantly from the performance we assumed in calculating the Prudent Income Amount.
The Prudent Income Amount is not a guarantee of present or future income and is not intended, nor should it be construed as, any form of investment advice.
If your contract is funding an employer sponsored plan such as a retirement plan established under Section 403(b) or 401(a) of the Code, your ability to begin a systematic withdrawal or to change one may be subject to plan sponsor approval. To determine whether there are any plan based restrictions on Income Guide, contact your plan sponsor.
Example of a Prudent Income Amount Calculation
Below is an example of how Income Guide calculates the Prudent Income Amount and assigns the status of the sustainability of your withdrawals.
At the time of enrollment, assume the following:
(1)	you have elected the Single Option;
(2)	you are age 65;
(3)	your monthly systematic withdrawal amount is $350.00 ($4,200.00 annually); and
(4)	your contract value is $100,000.00.
Using these assumptions when you enroll, to calculate the Prudent Income Amount, the contract value is multiplied by the Prudent Income Percentage, which is 4.5%.
$100,000.00 x 4.5% = $4,500.00
In this case, the Prudent Income Amount is about 7.1% above your annual withdrawal amount. This results in being assigned a status of “On Track.”
Let’s assume six months after enrollment, you are still age 65 and your contract value is now $95,000. When you multiply the current contract value by the Prudent Income Percentage you get the following Prudent Income Amount.
$95,000.00 x 4.5% = $4,275.00
In this case, the Prudent Income Amount is about 1.8% above your annual withdrawal amount. This results in being assigned a status of “On Track.”
Let’s assume one year after enrollment, you are now age 66 and your contract value is now $82,000. When you multiply the current contract value by the Prudent Income Percentage you get the following Prudent Income Amount.
$82,000.00 x 4.6% = $3,772.00
In this case, the Prudent Income Amount is about 10.2% below your annual withdrawal amount. This results in being assigned a status of “Caution.”
Potential Benefits of the Income Guide Program

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Income Guide can aid you in creating a non-guaranteed stream of income through systematic withdrawals from your contract. This can be beneficial if your need for income is flexible and does not require exercising your option to annuitize. Withdrawals in connection with Income Guide may be subject to taxes and tax penalties. In addition, if you use Income Guide and you have a non-qualified contract you are not receiving any potential benefits of the exclusion ratio associated with annuitization. The exclusion ratio allows you to spread the cost basis of your contract value over time, generally resulting in payments being partially income tax-free while the exclusion ratio is in effect. In contrast, Income Guide systematically withdraws contract value and for non-qualified contracts this results in taxable earnings being considered to be withdrawn first. A financial advisor can help you understand each of the income options available to you.
In cases where your Income Guide status becomes “More Available” there may be opportunities to increase your withdrawal rate, lock-in guaranteed income through partial annuitization, or use a portion of your contract value for other purposes. In consultation with your financial advisor, you can determine whether one or more of these options are right for you. Please keep in mind increases in the amount you withdraw may be subject to taxes and tax penalties. In addition, withdrawals will reduce your contract value and will proportionally reduce your standard death benefit and any optional death benefit you have elected. Increases in withdrawals can also have adverse future consequences, including increasing the possibility of future status changes and the possibility of running out of money prior to the end of the program.
Potential Risks of the Income Guide Program
Income Guide, including the Prudent Income Amount, is not a guarantee of income. If your annuity contract value is depleted your contract and any benefits associated with it, including Income Guide, will end without value.
In instances where your contract enters the “Attention Needed” status, even if you take steps to address the status such as lowering withdrawals from your contract, it is possible depending on continued performance of your contract that you could re-enter or remain in the status for an extended period of time. If you do not adjust your withdrawals when you are in the “Attention Needed” status, it could substantially increase the likelihood your contact value will be depleted, especially if you remain in this status for an extended period of time without making any adjustments.
If your contract is issued on a qualified basis, you are subject to certain required minimum distribution rules for federal tax purposes. These rules may require you to take withdrawals out of your annuity that exceed the Prudent Income Amount. If this occurs, taking the required withdrawals may increase the likelihood that you will deplete your annuity contract over time.
If your relationship with your advisor ends, you will no longer receive assistance using the Income Guide service. If your contract continues to be serviced by AFS, but you have ended your relationship with the financial advisor with whom you set up Income Guide, Income Guide will continue, and you should request AFS assign you another advisor to assist you with maximizing the effectiveness of Income Guide. We cannot guarantee that AFS will assign you an advisor that will assist you with Income Guide.
If you rely on Income Guide for managing your income needs and the service terminates, either because we choose to no longer offer it or a circumstance arises where automatic termination occurs, you may be in a position where you cannot find a means to manage or monitor your income going forward. Remember, in any instance where AFS is no longer the servicing broker-dealer of record for your contract, Income Guide will automatically terminate.
Transferring Among Accounts
You may transfer contract value from any one subaccount to another subaccount before the annuitization start date. You may not transfer contract value to the Special DCA fixed account. You may not transfer contract value from the Special DCA fixed account except as part of automated monthly transfers.
The date your request to transfer will be processed depends on when and how we receive it:
For transfer requests received in writing:
•	If we receive your transfer request at our Service Center in good order before the close of the NYSE (4:00 pm Eastern time unless the NYSE closes earlier), we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.
•	If we receive your transfer request at our Service Center in good order at or after the close of the NYSE (4:00 pm Eastern time unless the NYSE closes earlier), we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.
For transfer requests received by phone:
•	If we receive your transfer request at our Service Center in good order before the close of the NYSE (4:00 pm Eastern time unless the NYSE closes earlier), we will process your transfer using the accumulation unit value we calculate on the valuation date we received your transfer request.

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•	If we receive your transfer request at our Service Center in good order at or after the close of the NYSE (4:00 pm Eastern time unless the NYSE closes earlier), we will process your transfer using the accumulation unit value we calculate on the next valuation date after we received your transfer request.
There is no charge for transfers. Before making a transfer, you should consider the risks involved in changing investments.
For information on transfers after annuity payouts begin, see “Transfer policies” below.
Transfer policies
•	Before the annuitization start date, you may transfer contract values between the subaccounts at any time.
•	You may not make a transfer to the Special DCA fixed account. However, you may transfer contract values as automated monthly transfers from the Special DCA fixed account to the subaccounts. (See “Special DCA Fixed Account.”)
•	After the annuitization start date, you may make transfers once per contract year among the subaccounts. During the annuity payout period, we reserve the right to limit the number of subaccounts in which you may invest. On the annuitization start date, you must transfer all contract value out of the Special DCA fixed account.
Market Timing
Market timing can reduce the value of your investment in the contract. If market timing causes the returns of an underlying fund to suffer, contract value you have allocated to a subaccount that invests in that underlying fund will be lower too. Market timing can cause you, any joint owner of the contract and your beneficiary(ies) under the contract a financial loss.
We seek to prevent market timing. Market timing is frequent or short-term trading activity. We do not accommodate short-term trading activities. Do not buy a contract if you wish to use short-term trading strategies to manage your investment. The market timing policies and procedures described below apply to transfers among the subaccounts within the contract. The underlying funds in which the subaccounts invest have their own market timing policies and procedures. The market timing policies of the underlying funds may be more restrictive than the market timing policies and procedures we apply to transfers among the subaccounts of the contract, and may include redemption fees. We reserve the right to modify our market timing policies and procedures at any time without prior notice to you.
Market timing may hurt the performance of an underlying fund in which a subaccount invests in several ways, including but not necessarily limited to:
•	diluting the value of an investment in an underlying fund in which a subaccount invests;
•	increasing the transaction costs and expenses of an underlying fund in which a subaccount invests; and
•	preventing the investment adviser(s) of an underlying fund in which a subaccount invests from fully investing the assets of the fund in accordance with the fund’s investment objectives.
Funds available as investment options under the contract that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.
In order to help protect you and the underlying funds from the potentially harmful effects of market timing activity, we apply the following market timing policy to discourage frequent transfers of contract value among the subaccounts of the variable account:
We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging and asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a contract owner who makes more than three subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.
If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your contract and the terms of your contract. These restrictions or modifications may include, but not be limited to:
•	requiring transfer requests to be submitted only by first-class U.S. mail;
•	not accepting hand-delivered transfer requests or requests made by overnight mail;
•	not accepting telephone or electronic transfer requests;

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•	requiring a minimum time period between each transfer;
•	not accepting transfer requests of an agent acting under power of attorney;
•	limiting the dollar amount that you may transfer at any one time;
•	suspending the transfer privilege; or
•	modifying instructions under an automated transfer program to exclude a restricted fund if you do not provide new instructions.
Subject to applicable state law and the terms of each contract, we will apply the policy described above to all contract owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.
Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to identify and restrict all market timing activity. In addition, state law and the terms of some contracts may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying funds and may result in lower contract values.
In addition to the market timing policy described above, which applies to transfers among the subaccounts within your contract, you should carefully review the market timing policies and procedures of the underlying funds. The market timing policies and procedures of the underlying funds may be materially different than those we impose on transfers among the subaccounts within your contract and may include mandatory redemption fees as well as other measures to discourage frequent transfers. As an intermediary for the underlying funds, we are required to assist them in applying their market timing policies and procedures to transactions involving the purchase and exchange of fund shares. This assistance may include but not be limited to providing the underlying fund upon request with your Social Security Number, Taxpayer Identification Number or other United States government-issued identifier and the details of your contract transactions involving the underlying fund. An underlying fund, in its sole discretion, may instruct us at any time to prohibit you from making further transfers of contract value to or from the underlying fund, and we must follow this instruction. We reserve the right to administer and collect on behalf of an underlying fund any redemption fee imposed by an underlying fund. Market timing policies and procedures adopted by underlying funds may affect your investment in the contract in several ways, including but not limited to:
•	Each fund may restrict or refuse trading activity that the fund determines, in its sole discretion, represents market timing.
•	Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the contract, it is possible that the underlying fund’s market timing policies and procedures, including instructions we receive from a fund, may require us to reject your transfer request. For example, we will attempt to execute transfers permitted under any asset allocation, dollar-cost averaging and asset rebalancing programs that may be described in this prospectus, we cannot guarantee that an underlying fund’s market timing policies and procedures will do so. Orders we place to purchase fund shares for the variable accounts are subject to acceptance by the fund. We reserve the right to reject without prior notice to you any transfer request if the fund does not accept our order.
•	Each underlying fund is responsible for its own market timing policies, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a fund has adopted. As a result, a fund’s returns might be adversely affected, and a fund might terminate our right to offer its shares through the variable account.
•	Funds that are available as investment options under the contract may also be offered to other intermediaries who are eligible to purchase and hold shares of the fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a fund’s market timing policies, we cannot guarantee that other intermediaries purchasing that same fund’s shares will do so, and the returns of that fund could be adversely affected as a result.
For more information about the market timing policies and procedures of an underlying fund, the risks that market timing pose to that fund, and to determine whether an underlying fund has adopted a redemption fee, see that fund’s prospectus.

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How to Request a Transfer or Surrender
1 1 By letter
Send your name, contract number, Social Security Number or Taxpayer Identification Number* and signed request for a transfer or surrender to:
RiverSource Life Insurance Co. of New York
70500 Ameriprise Financial Center
Minneapolis, MN 55474
Minimum amount
Transfers or surrenders:	$250 or entire account balance

Maximum amount
Transfers or surrenders:	Contract value or entire account balance
*	Failure to provide your Social Security Number or Taxpayer Identification Number may result in mandatory tax withholding on the taxable portion of the distribution.

2 2 By automated transfers and automated partial surrenders
Your financial advisor can help you set up automated transfers among your subaccounts or automated partial surrenders from the Special DCA fixed account or the subaccounts.
You can start or stop this service by written request or other method acceptable to us. You must allow 30 days for us to change any instructions that are currently in place.
•	Automated surrenders may be restricted by applicable law under some contracts.
•	You may not make additional systematic payments if automated partial surrenders are in effect.
•	Automated partial surrenders may result in income taxes and penalties on all or part of the amount surrendered.
•	The balance in any account from which you make an automated transfer or automated partial surrender must be sufficient to satisfy your instructions. If not, we will suspend your entire automated arrangement until the balance is adequate.

Minimum amount
Transfers or surrenders:	$50

Maximum amount
Transfers or surrenders:	None (except for automated transfers from the fixed account)

3 3 By telephone
Call:
1-800-541-2251
Minimum amount
Transfers or surrenders:	$250 or entire account balance

Maximum amount
Transfers:	Contract value or entire account balance
Surrenders:	$100,000
We answer telephone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.
We will honor any telephone transfer or surrender requests that we believe are authentic and we will use reasonable procedures to confirm that they are. This includes asking identifying questions and recording calls. As long as we follow the procedures, we (and our affiliates) will not be liable for any loss resulting from fraudulent requests.
Telephone transfers or surrenders are automatically available. You may request that telephone transfers or surrenders not be authorized from your account by writing to us.

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Surrenders
You may surrender all or part of your contract at any time before the annuitization start date by sending us a written request or calling us.
The date your surrender request will be processed depends on when and how we receive it:
For surrender requests received in writing:
•	If we receive your surrender request at our Service Center in good order before the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request.
•	If we receive your surrender request at our Service Center in good order at or after the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request.
For surrender requests received by phone:
•	If we receive your surrender request at our Service Center in good order before the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your surrender using the accumulation unit value we calculate on the valuation date we received your surrender request.
•	If we receive your surrender request at our Service Center in good order at or after the close of the NYSE (4:00pm Eastern time unless the NYSE closes earlier), we will process your surrender using the accumulation unit value we calculate on the next valuation date after we received your surrender request.
We may ask you to return the contract. You may have to pay a contract administrative charge or any applicable optional rider charges (see “Charges”) and federal income taxes and penalties. State and local income taxes may also apply. (see “Taxes”) You cannot make surrenders after the annuitization start date except under a term certain installment plan that provides monthly annuity payments for a period of years if such plans are allowed by us.
Any partial surrender you take under the contract will reduce your contract value. As a result, the value of your death benefit or any optional death benefits you have elected also will be reduced.
In addition, surrenders you are required to take to satisfy the RMDs under the Code may reduce the value of certain death benefits (see “Taxes — Qualified Annuities — Required Minimum Distributions”). Surrenders required for inherited nonqualified stretch annuities may reduce the value of certain death benefits.
Required Distributions for Inherited Nonqualified Stretch Annuities
Required Distributions must be made from this contract as required and determined under Section 72(s)(2) of the Code and are considered surrenders. Required Distributions must be made at least annually and begin no later than one year after the date of death of the decedent (the person whose death triggered the payment of death benefit proceeds applied to the contract).
The initial Required Distribution will be based on the total purchase payments divided by your life expectancy. Future Required Distributions for each calendar year will be based on the previous year-end contract value divided by your life expectancy reduced by the number of calendar years since the first distribution. Your life expectancy is determined based on your age as of December 31st of the calendar year when the first partial surrender is taken using the Single Life Expectancy (Table I) in 1.401(a)(9)-9, Q&A-1 of the Income Tax Regulations, as amended.
We will process your Required Distribution according to our automated Required Distribution plan and our procedures that are currently in effect. We will calculate the amount of the required distribution each year and automatically distribute it (if you haven’t already surrendered enough that calendar year). The first annual distribution will process either seven calendar days prior to the first anniversary of the decedent’s date of death or on December 20 of the issue year, whichever occurs first. For contracts issued on or after December 20 in a calendar year, the first annual distribution will process on the next business day after the contract is issued. For all subsequent years, the distribution will process on December 20. If December 20 falls on a weekend, the distribution will process on the next business day.
You may take partial surrenders or a full surrender at any time. If you've already taken surrenders from your annuity in a calendar year, the amount of the automatic distribution will be reduced accordingly. If the total partial surrenders in a calendar year equal or exceed the Required Distribution, the automated Required Distribution will not process for that year.
We reserve the right to process Required Distributions as required by applicable law. We reserve the right to amend this endorsement or our Required Distribution rules, at any time and in any respect, to the extent necessary to comply with applicable laws, rules, and regulations.

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Note: Required distributions for inherited nonqualified annuities are not the same as IRS Required Minimum Distributions that are required for certain IRAs and retirement plans. Amounts distributed for inherited nonqualified annuities cannot be used to meet the RMD requirement for any IRA or retirement plan you may own.
Surrender Policies
If you have a balance in more than one account and you request a partial surrender, including Required Distributions for the inherited nonqualified stretch annuities, we will automatically surrender money from all your subaccountsand Special DCA fixed account in the same proportion as your value in each account correlates to your total contract value, unless requested otherwise. For inherited nonqualified stretch annuities, you do not have the option to request from which account to surrender. The minimum contract value after partial surrender is $500.
Receiving Payment
1 1 By regular or express mail
•	payable to you;
•	mailed to address of record.
NOTE: We will charge you a fee if you request express mail delivery.
2 2 By wire or other form of electronic payment
•	request that payment be wired to your bank;
•	pre-authorization required.
We may choose to permit you to have checks issued and delivered to an alternate payee or to an address other than your address of record. We may also choose to allow you to direct wires or other electronic payments to accounts owned by a third-party. We may have additional good order requirements that must be met prior to processing requests to make any payments to a party other than the owner or to an address other than the address of record. These requirements will be designed to ensure owner instructions are genuine and to prevent fraud.
Normally, we will send the payment within seven days after receiving your request in good order. However, we may postpone the payment if:
–	the NYSE is closed, except for normal holiday and weekend closings;
–	trading on the NYSE is restricted, according to SEC rules;
–	an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or
–	the SEC permits us to delay payment for the protection of security holders.
We may also postpone payment of the amount attributable to a purchase payment as part of the total surrender amount until cleared from the originating financial institution.
A Special Note on Cybersecurity Risks
Cybersecurity and Systems Integrity
Increasingly, businesses are dependent on the continuity, security, and effective operation of various technology systems. The nature of our business depends on the continued effective operation of our systems and those of our business partners.
This dependence makes us susceptible to operational and information security risks from cyber-attacks. These risks may include the following:
•	the corruption or destruction of data;
•	theft, misuse or dissemination of data to the public, including your information we hold; and
•	denial of service attacks on our website or other forms of attacks on our systems and the software and hardware we use to run them.
These attacks and their consequences can negatively impact your contract, your privacy, your ability to conduct transactions on your contract, or your ability to receive timely service from us. There can be no assurance that we, the underlying funds in your contract, or our other business partners will avoid losses affecting your contract due to any successful cyber-attacks or information security breaches.

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TSA — Special Provisions
Participants in Tax-Sheltered Annuities
If the contract is intended to be used in connection with an employer sponsored 403(b) plan, additional rules relating to this contract can be found in the annuity endorsement for tax sheltered 403(b) annuities. Unless we have made special arrangements with your employer, the contract is not intended for use in connection with an employer sponsored 403(b) plan that is subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). In the event that the employer either by affirmative election or inadvertent action causes contributions under a plan that is subject to ERISA to be made to this contract, we will not be responsible for any obligations and requirements under ERISA and the regulations thereunder, unless we have prior written agreement with the employer. You should consult with your employer to determine whether your 403(b) plan is subject to ERISA.
In the event we have a written agreement with your employer to administer the plan pursuant to ERISA, special rules apply as set forth in the TSA endorsement.
The employer must comply with certain nondiscrimination requirements for certain types of contributions under a TSA contract to be excluded from taxable income. You should consult your employer to determine whether the nondiscrimination rules apply to you.
The Code imposes certain restrictions on your right to receive early distributions from a TSA:
•	Distributions attributable to salary reduction contributions (plus earnings) made after Dec. 31, 1988, or to transfers or rollovers from other contracts, may be made from the TSA only if:
–	you are at least age 59½;
–	you are disabled as defined in the Code;
–	you severed employment with the employer who purchased the contract;
–	the distribution is because of your death;
–	the distribution is due to plan termination; or
–	you are a qualifying military reservist.
•	If you encounter a financial hardship (as provided by the Code), you may be eligible to receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.
•	Even though a distribution may be permitted under the above rules, it may be subject to IRS taxes and penalties (see “Taxes”).
•	The above restrictions on distributions do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions also do not apply to transfers or exchanges of contract value within the contract, or to another registered variable annuity contract or investment vehicle available through the employer.
•	If the contract has a loan provision, the right to receive a loan is described in detail in your contract.
Changing the Annuitant
If you have a nonqualified annuity and are a natural person (excluding a revocable trust), you may change the annuitant or contingent annuitant if the request is made prior to the annuitization start date and while the existing annuitant or contingent annuitant is living. The change will become binding on us when we receive it. If you and the annuitant are not the same person and the annuitant dies before the annuitization start date, the owner becomes the annuitant unless a contingent annuitant has been previously selected. You may not change the annuitant if you have a qualified annuity or there is non-natural or revocable trust ownership. Joint and contingent annuitants, and changing the annuitant are not allowed for inherited nonqualified stretch annuities.
Changing Ownership
You may change ownership of your nonqualified annuity at any time by completing a change of ownership form we approve and sending it to our Service Center. We will honor any change of ownership request received in good order that we believe is authentic and we will use reasonable procedures to confirm authenticity. If we follow these procedures, we will not take any responsibility for the validity of the change.
For inherited nonqualified stretch annuities, joint owners and changing owners are not allowed.
If you have a nonqualified annuity, you may incur income tax liability by transferring, assigning or pledging any part of it. (See “Taxes.”)

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If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose except as required or permitted by the Code. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of the contract may be transferred to the annuitant.
Please consider carefully whether or not you wish to change ownership of your annuity contract. If you elected any optional contract features or riders and any owner was not an owner before the change, all owners (including any prior owner who is still an owner after the ownership change) will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract.
The death benefit may change due to a change of ownership.
•	If you elected the ROPP Death Benefit and if any owner is older than age 79 immediately following the ownership change, the ROPP Death Benefit will continue. If all owners are age 79 or younger, the ROPP Death Benefit will terminate and the Standard Death Benefit will apply.
•	If you elected the 5-Year MAV Death Benefit and if any owner is older than age 75 immediately following the ownership change, this rider will terminate and the Standard Death Benefit will apply. If all owners are age 75 or younger, the 5-Year MAV Death Benefit will continue.
•	If you elected the MAV Death Benefit and if any owner is older than age 79 immediately following the ownership change, this rider will terminate and the Standard Death Benefit will apply. If all owners are age 79 or younger, the MAV Death Benefit will continue.
•	The ROPP Death Benefit, MAV Death Benefit and 5-Year MAV Death Benefit values may be reset (see “Benefits in the Case of Death”).
•	If the death benefit that applies to your contract changes due to an ownership change, the mortality and expense risk fee may change as well (see “Charges — Mortality and Expense Risk Fee”).
Benefits in Case of Death — Standard Death Benefit
We will pay the death benefit to your beneficiary upon your death if you die before the annuitization start date with the contract value greater than zero. If a contract has more than one person as the owner, we will pay benefits upon the first to die of any owner.
If you are age 79 or younger on the date we issue the contract or the date of the most recent covered life change, the beneficiary receives the greater of:
•	the contract value after any rider charges have been deducted; or
•	the Return of Purchase Payments (ROPP) value.
If you are age 80 or older on the date we issue the contract or the date of the most recent covered life change, the beneficiary receives the contract value after any rider charges have been deducted.
Here are some terms that are used to describe the Standard Death Benefit and optional death benefits:
ROPP Value: is the total purchase payments on the contract issue date. Additional purchase payments will be added to the ROPP value. Adjusted partial surrenders will be subtracted from the ROPP value.
Adjusted partial surrenders	=	PS × DB
CV

PS	=	the amount by which the contract value is reduced as a result of the partial surrender.
DB	=	the applicable ROPP value, MAV value or 5-year MAV value on the date of (but prior to) the partial surrender.
CV	=	the contract value on the date of (but prior to) the partial surrender.
If you take a partial surrender, the applicable ROPP, MAV, or 5-year MAV value will be reduced proportionally based on the percentage of contract value that is withdrawn. This means that if the contract value is higher than the ROPP, MAV, or 5-year MAV value at the time of a partial surrender, then the ROPP, MAV, or 5-year MAV Value is reduced by an amount that is less than the dollar amount withdrawn. Conversely, if the contract value is lower than the ROPP, MAV, or 5-year MAV value at the time of a partial surrender, then the ROPP, MAV, or 5-year MAV value is reduced by an amount that is more than the dollar amount withdrawn.
Covered Life Change: is either continuation of the contract by a spouse under the spousal continuation provision, or an ownership change where any owner after the ownership change was not an owner prior to the change.
For a spouse who continues the contract and is age 79 or younger, we set the ROPP value to the contract value on the date of the continuation after any rider charges have been deducted and after any increase to the contract value due to the death benefit that would otherwise have been paid.

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After a covered life change other than for the spouse who continues the contract, if the prior owner and all current owners are eligible for the ROPP Death Benefit, we reset the ROPP value on the valuation date we receive your written request for the ownership change to the contract value after any rider charges have been deducted, if the contract value is less. If the prior owner was not eligible for the ROPP Death Benefit, but the new owner is eligible, we reset the ROPP value to the contract value after any rider charges have been deducted on the valuation date we receive your request for the ownership change.
Example of standard death benefit calculation when you are age 79 or younger on the contract effective date:
Assumptions:
•	You purchase the contract with a payment of $20,000.
•	During the second contract year the contract value falls to $18,000, at which point you take a $1,500 partial surrender, leaving a contract value of $16,500.

We calculate the death benefit as follows:
The total purchase payments minus adjustments for partial surrenders:
Total purchase payments minus adjusted partial surrenders, calculated as:	$20,000
$1,500 × $20,000 =	–1,667
$18,000
for a standard death benefit of:	$18,333
since this is greater than your contract value of $16,500
If You Die Before the Annuitization Start Date
When paying the beneficiary, we will process the death claim on the valuation date our death claim requirements are fulfilled. We will determine the contract’s value using the accumulation unit value we calculate on that valuation date. We pay interest, if any, at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled. Death claim requirements generally include due proof of death and will be detailed in the claim materials we send upon notification of death.
When paying multiple beneficiaries, we will process the death claim of each beneficiary on the valuation date when a beneficiary provides us with complete death claim requirements. We will determine a beneficiary's proceeds using the accumulation unit value we calculate on that valuation date. The remaining contract value remains invested as was specified at time of death. We pay interest, if any, at a rate no less than required by law. We will mail payment to a beneficiary within seven days after our death claim requirements are fulfilled.
Nonqualified annuities
Spousal continuation: If your spouse is sole primary beneficiary and you die before the annuitization start date, your spouse may keep the contract as owner with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, on the date our death claim requirements are fulfilled, give us written instructions to continue the contract as owner.
If you elected any optional contract features or riders, your spouse will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract and the values may be reset (see “Optional Benefits” and “Benefits in the Case of Death — Standard Death Benefit”). If the death benefit applicable to the contract changes due to spousal continuation, the mortality and expense risk fee may change as well (see “Charges — Mortality and Expense Risk Fee”).
If your beneficiary is not your spouse, or your spouse does not elect spousal continuation, we will pay the beneficiary in a single sum unless you give us other written instructions. Generally, we must fully distribute the death benefit within five years of your death. However, the beneficiary may receive payouts under any annuity payout plan available under this contract if:
•	the beneficiary elects in writing, and payouts begin, no later than one year after your death, or other date as permitted by the IRS; and
•	the payout period does not extend beyond the beneficiary’s life or life expectancy.
Inherited Nonqualified Stretch Annuities. For inherited nonqualified stretch annuities, your spouse may not choose to continue the contract under the spouse's option to continue contract provision. If you die before the full distribution of your interest in this contract, your beneficiary will receive the death benefit as determined by the contract or any attached riders in a lump sum or if We allow, may elect to continue to receive the Required Distributions under this contract. Required Distributions must continue at least as rapidly as Section 72(s)(2) of the Code required prior to your death. Your beneficiary may not elect an annuity payment plan.

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Qualified annuities
•	Spouse beneficiary: If you have not elected an annuity payout plan, and if your spouse is the sole primary beneficiary, your spouse may either elect to treat the contract as his/her own (spousal continuation), so long as he or she is eligible to do so, or elect an annuity payout plan or another plan agreed to by us. If your spouse elects a payout option, the payouts must begin no later than the year in which you would have reached age 72. If you attained age 72 at the time of death, payouts must begin no later than Dec. 31 of the year following the year of your death.
Your spouse may elect to assume ownership of the contract with the contract value equal to the death benefit that would otherwise have been paid. To do this your spouse must, on the date our death claim requirements are fulfilled, give us written instructions to continue the contract as owner. If you elected any optional contract features or riders, your spouse will be subject to all limitations and/or restrictions of those features or riders just as if they were purchasing a new contract and the values may be reset (see “Optional Benefits” and “Benefits in the Case of Death — Standard Death Benefit”). If the death benefit applicable to the contract changes due to spousal continuation, the mortality and expense risk fee may change as well (see “Charges — Mortality and Expense Risk Fee”). If your spouse is the sole beneficiary and elects to treat the contract as his/her own as an inherited IRA, the SecureSource series rider will terminate.
If you purchased this contract as an inherited IRA and your spouse is the sole beneficiary, he or she can elect to continue this contract as an inherited IRA. Your spouse must follow the schedule of minimum surrenders established based on your life expectancy.
If you purchased this contract as an inherited IRA and your spouse is not the sole beneficiary, he or she can elect an alternative payment plan for his or her share of the death benefit and all optional death benefits will terminate. Your spouse beneficiary must submit the applicable investment options form. No additional purchase payments will be accepted. The death benefit payable on the death of the spouse beneficiary is the contract value after any rider charges have been deducted from the variable account; the mortality and expense risk fee will be the same as is applicable to the Standard Death Benefit. Your spouse must follow the schedule of minimum surrenders established based on your life expectancy.
•	Non-spouse beneficiary: If you have not elected an annuity payout plan, the beneficiary is required to withdraw his or her entire inherited interest within 10 years of the date of death of the owner unless they qualify as an “eligible designated beneficiary.” Eligible designated beneficiaries may continue to take proceeds out over their life expectancy. Eligible designated beneficiaries include:
•	the surviving spouse;
•	a lawful child of the owner under the age of majority (remaining amount must be withdrawn within 10 years, once the child reaches the age of majority);
•	disabled within the meaning of Code section 72(m)(7);
•	chronically ill within the meaning of Code section 7702B(c)(2);
•	any other person who is not more than 10 years younger than the owner.
However, non-natural beneficiaries, such as estates and charities, are subject to a five-year rule to distribute the IRA.
We will pay the beneficiary in a single sum unless the beneficiary elects to receive payouts under a payout plan available under this contract and:
•	the beneficiary elects in writing, and payouts begin, no later than one year following the year of your death; and
•	the payout period does not extend beyond the beneficiary’s life or life expectancy for an eligible designated beneficiary. (Payout plans are limited if the beneficiary is not an eligible designated beneficiary.)
•	Spouse and Non-spouse beneficiary: If a beneficiary elects an alternative payment plan which is an inherited IRA, all optional death benefits will terminate. The beneficiary must submit the applicable investment options form. No additional purchase payments will be accepted. The death benefit payable on the death of the beneficiary is the greater of the contract value and the Full Surrender Value; the mortality and expense risk fee will be the same as is applicable to the Standard Death Benefit.
•	Annuity payout plan: If you elect an annuity payout plan, the payouts to your beneficiary may continue depending on the annuity payout plan you elect, subject to adjustment to comply with the IRS rules and regulations.
If You Die After the Annuitization Start Date
If you die after the annuitization start date, the amount payable, if any, will depend on the annuity payment plan then in effect. Payments to beneficiaries are subject to adjustment to comply with the IRS rules and regulations.
Death of the owner: If the owner is the annuitant and dies after the annuitization start date, payments cease for lifetime only payment plans. Payments continue to the owner’s beneficiaries for the remainder of any guarantee period or for the lifetime of a surviving joint annuitant, if any.
If the owner is not the annuitant and dies after the annuitization start date, payments continue to the beneficiaries according to the payment plan in effect.

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Death of the annuitant or of a beneficiary receiving payments under an annuity payment plan: If the owner is not the annuitant and the annuitant dies after the annuitization start date, payments cease for lifetime payment plans. Payments continue to the owner for the remainder of any guarantee period or for the lifetime of a surviving joint annuitant, if any.
If a beneficiary elects an annuity payment plan as provided under the payment options provision above and dies after payments begin, payments continue to beneficiaries named by the deceased beneficiary as provided under the change of beneficiary provision for the remainder of any guarantee period. (See “Annuity Payout Plans”)
In any event, amounts remaining payable must be paid at least as rapidly as payments were being made at the time of such death.
How we handle contracts under unclaimed property laws
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of one to five years from either 1) the contract’s maturity date (the latest day on which income payments may begin under the contract) or 2) the date the death benefit is due and payable. If a contract matures or we determine a death benefit is payable, we will use our best efforts to locate you or designated beneficiaries. If we are unable to locate you or a beneficiary, proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown in our books and records, or to our state of domicile. Generally, this surrender of property to the state is commonly referred to as “escheatment”. To avoid escheatment, and ensure an effective process for your beneficiaries, it is important that your personal address and beneficiary designations are up to date, including complete names, date of birth, current addresses and phone numbers, and taxpayer identification numbers for each beneficiary. Updates to your address or beneficiary designations should be sent to our Service Center.
Escheatment may also be required by law if a known beneficiary fails to demand or present an instrument or document to claim the death benefit in a timely manner, creating a presumption of abandonment. If your beneficiary steps forward (with the proper documentation) to claim escheated annuity proceeds, the state is obligated to pay any such proceeds it is holding.
For nonqualified annuities, non-spousal death benefits are generally required to be distributed and taxed within five years from the date of death of the owner/annuitant or the unclaimed death benefits will be presumed abandoned and subject to escheatment.
Different rules apply to inherited nonqualified stretch annuities and annuitizations.
Optional Benefits
The assets held in our general account support the guarantees under your contract, including optional death benefits. To the extent that we are required to pay you amounts in addition to your contract value under these benefits, such amounts will come from our general account assets. You should be aware that our general account is exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk. You should also be aware that we issue other types of insurance and financial products as well, and we also pay our obligations under these products from assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account.
Optional Death Benefits
In addition to the Standard Death Benefit, we also offer the following optional death benefits, which provide a death benefit that equals or exceeds the Standard Death Benefit:
•	ROPP Death Benefit;
•	MAV Death Benefit; and
•	5- Year MAV Death Benefit.
The optional death benefits listed above must be elected at the time you purchase your contract. If you are age 75 or younger at contract issue, you can elect the 5-Year MAV or MAV optional death benefits. If you are age 76-79 at contract issue, you can elect MAV optional death benefit. If you are age 80 or older at contract issue, then you may elect the ROPP Death Benefit. ROPP is included in the Standard Death Benefit if you are age 79 or younger at contract issue.
Once you elect a death benefit, you cannot change it; however the death benefit that applies to your contract may change due to an ownership change (see “Changing Ownership”) or continuation of the contract by the spouse under the spousal continuation provision.
The death benefit determines the mortality and expense risk fee that is assessed against the subaccounts. We will base the benefit paid on the death benefit coverage in effect on the date of your death.

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If you are age 80 or older at contract issue, you may select the ROPP death benefit described below at the time you purchase your contract. Be sure to discuss with your financial advisor whether or not this death benefit is appropriate for your situation.
Return of Purchase Payments (ROPP) Death Benefit
The ROPP Death Benefit will pay your beneficiaries no less than your purchase payments, adjusted for surrenders. If you die before the annuitization start date and while this contract is in force, the death benefit will be the greatest of:
1.	the contract value after any rider charges have been deducted, or
2.	the ROPP Value.
For a spouse who continues the contract and is age 80 or older, we reset the ROPP value to the contract value on the date of the continuation after any rider charges have been deducted and after any increase to the contract value due to the death benefit that would otherwise have been paid. If the spouse who continues the contract is age 79 or younger, the ROPP Death Benefit will terminate and the Standard Death Benefit will apply.
After a covered life change other than for the spouse who continues the contract, if any owner is age 80 or older we reset the ROPP value on the valuation date we receive your request for the ownership change to the contract value after any rider charges have been deducted, if the contract value is less.
If all owners are age 79 or younger, the ROPP Death Benefit will terminate and the Standard Death Benefit will apply.
As described below, if you are age 75 or younger at contract issue, you may select either the MAV Death Benefit or the 5-Year MAV Death Benefit at the time you purchase your contract. If you are age 76-79 at contract issue, you may select the MAV Death Benefit. The MAV death benefit does not provide any additional benefit before the first contract anniversary and the 5-Year MAV Death Benefit does not provide any additional benefits before the fifth contract anniversary and may not be appropriate for certain older issue ages because the benefit values may be limited after age 80. Be sure to discuss with your financial advisor whether or not these death benefits are appropriate for your situation.
Maximum Anniversary Value (MAV) Death Benefit
The MAV Death Benefit provides that if you die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these values:
1.	the contract value after any rider charges have been deducted;
2.	the ROPP value; or
3.	the MAV.
The MAV equals the ROPP value prior to the first contract anniversary. Every contract anniversary prior to the earlier of your 81st birthday or your death, we compare the MAV to the current contract value and we reset the MAV to the higher amount. The MAV is increased by any additional purchase payments and reduced by adjusted partial surrenders as described in the “Benefits in Case of Death — Standard Death Benefit” section.
For a spouse who is age 79 or younger and continues the contract, we reset the MAV to the contract value on the date of the continuation after any rider charges have been deducted and after any increase to the contract value due to the death benefit that would otherwise have been paid. If your spouse is age 80 or older when the contract is continued, the MAV death benefit will terminate and the Standard Death Benefit will apply.
After a covered life change other than for a spouse who continues the contract, if all owners are age 79 or younger, we reset the MAV on the valuation date we receive your request for the ownership change to the lesser of these two values:
(a)	the contract value after any rider charges have been deducted, or
(b)	the MAV on that date, but prior to the reset.
If any owner is age 80 or older at the time of the covered life change, the MAV death benefit will terminate and the Standard Death Benefit will apply.
5-Year Maximum Anniversary Value (5-Year MAV) Death Benefit
The 5-year MAV Death Benefit provides that if you die while the contract is in force and before the annuitization start date, the death benefit will be the greatest of these values:
1.	the contract value after any rider charges have been deducted;
2.	the ROPP value; or
3.	the 5-year MAV.

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The 5-year MAV equals the ROPP value prior to the fifth contract anniversary. Every fifth contract anniversary prior to the earlier of your 81st birthday or your death, we compare the 5-year MAV to the current contract value and we reset the 5-Year MAV to the higher amount. The 5-year MAV is increased by any additional purchase payments and reduced by adjusted partial surrenders as described in the “Benefits in Case of Death — Standard Death Benefit” section.
For a spouse who is age 75 or younger and continues the contract, we reset the 5-Year MAV to the contract value on the date of the continuation after any rider charges have been deducted and after any increase to the contract value due to the death benefit that would otherwise have been paid. If your spouse is age 76 or older when the contract was continued, the 5-year MAV death benefit will terminate and the Standard Death Benefit will apply.
After a covered life change other than for a spouse who continues the contract, if all owners are age 75 or younger, we reset the 5-Year MAV on the valuation date we receive your request for the ownership change to the lesser of these two values:
(a)	the contract value after any rider charges have been deducted, or
(b)	the 5-Year MAV on that date, but prior to the reset.
If any owner is age 76 or older at the time of the covered life change, the 5-year MAV death benefit will terminate and the Standard Death Benefit will apply.
For examples, see Appendix B.
The Annuity Payout Period
As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting on the annuitization start date. You may select one of the annuity payout plans outlined below, or we may mutually agree on other payout arrangements.
You also decide whether we will make annuity payouts on a fixed or variable basis, or a combination of fixed and variable. If you do not make an election, annuity payouts will be a combination of fixed and variable based on the proportion of your contract value allocated to the fixed account and variable account at the time payouts begin. The amount available to purchase payouts under the plan you select is the contract value on your annuitization start date after any rider charges have been deducted (less any applicable premium tax). Additionally, we currently allow you to use part of the amount available to purchase payouts, leaving any remaining contract value to accumulate on a tax-deferred basis. Special rules apply for partial annuitization of your annuity contract, see “Taxes — Nonqualified Annuities — Annuity payouts” and “Taxes — Qualified Annuities — Annuity payouts.”
If you select a variable annuity payout, we reserve the right to limit the number of subaccounts in which you may invest. The Special DCA fixed account is not available during this payout period.
Amounts of fixed and variable payouts depend on:
•	the annuity payout plan you select;
•	the annuitant's age and, in most cases, sex;
•	the annuity table in the contract; and
•	the amounts you allocated to the accounts on the annuitization start date.
In addition, for variable payouts only, amounts depend on the investment performance of the subaccounts you select. These payouts will vary from month to month based on the performance of the funds. Fixed payouts generally remain the same from month to month unless you have elected an option providing for increasing payments or are exercising any available liquidity features we may offer and you have elected.
For information with respect to transfers between accounts after annuity payouts begin, see “Making the Most of Your Contract — Transfer policies.”
Annuity Tables
The annuity tables in your contract (Table A and Table B) show the amount of the monthly payout for each $1,000 of contract value according to the annuitant’s age and, when applicable, the annuitant’s sex. (Where required by law, we will use a unisex table of annuity payout rates.)
Table A shows the amount of the first monthly variable payout assuming that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts. If you ask us at least 30 days before the annuitization start date, we will substitute an annuity Table based on an assumed 3.5% investment return for the 5% Table A in the contract. The assumed investment return affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. For example, annuity

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payouts will increase if the investment return is above the assumed investment return and payouts will decrease if the return is below the assumed investment return. Using the 5% assumed interest return results in a higher initial payout, but later payouts will increase more slowly when annuity unit values rise and decrease more rapidly when they decline.
Table B shows the minimum amount of each fixed payout. We declare current payout rates that we use in determining the actual amount of your fixed annuity payout. The current payout rates will equal or exceed the guaranteed payout rates shown in Table B. We will furnish these rates to you upon request.
Annuity Payout Plans
We make available variable annuity payouts where payout amounts may vary based on the performance of the variable account. We may also make fixed annuity payouts available where payments of a fixed amount are made for the period specified in the plan, subject to any surrender we may permit. You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before the annuitization start date:
•	Plan A: Life annuity — no refund: We make monthly payouts until the annuitant's death. Payouts end with the last payout before the annuitant's death. We will not make any further payouts. This means that if the annuitant dies after we made only one monthly payout, we will not make any more payouts.
•	Plan B: Life income with guaranteed period: We make monthly payouts for a guaranteed payout period of five, ten, or 15 years that you elect. This election will determine the length of the payout period in the event if the annuitant dies before the elected period expires. We calculate the guaranteed payout period from the annuitization start date. If the annuitant outlives the elected guaranteed payout period, we will continue to make payouts until the annuitant's death.
•	Plan C: Life annuity — installment refund: We make monthly payouts until the annuitant's death, with our guarantee that payouts will continue for some period of time. We will make payouts for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.
•	Plan D: Joint and last survivor life annuity — no refund: We make monthly payouts while both the annuitant and a joint annuitant are living. If either annuitant dies, we will continue to make monthly payouts at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant. For inherited IRAs, joint life payouts are only available for spouses or non-spouse not more than 10 years younger
For Plan A, if the annuitant dies before the initial payment, no payments will be made. For Plan B, if the annuitant dies before the initial payment, the payments will continue for the guaranteed payout period. For Plan C, if the annuitant dies before the initial payment, the payments will continue for the installment refund period. For Plan D, if both annuitants die before the initial payment, no payments will be made; however, if one annuitant dies before the initial payment, the payments will continue until the death of the surviving annuitant.
In addition to the annuity payout plans described above, we may offer additional payout plans. These plans may include cash refund features providing a guarantee of receiving at least a return of the annuitization amount (less any annuity payments made and any premium tax paid) in the event of the annuitant’s death, term certain installment plans with varying durations, and liquidity features allowing access under certain circumstances to a surrender of the underlying value of remaining payments. Terms and conditions of annuity payout plans will be disclosed at the time of election, including any associated fees or charges. It is important to remember that the election and use of liquidity features may either reduce the amount of future payouts you would otherwise receive or result in payouts ceasing.
After the annuitization start date, you cannot change your annuity payout option. If you select a variable annuity payout, you may transfer among the available subaccounts once per contract year.
Utilizing a liquidity feature to surrender the underlying value of remaining payments may result in the assessment of a surrender charge (See “Charges — Surrender Charge for Fixed Annuity Payout Plans”) or a 10% IRS penalty tax. (See “Taxes.”).
Annuity payout plan requirements for qualified annuities: If your contract is a qualified annuity, you have the responsibility for electing a payout plan under your contract that complies with applicable law. Your contract describes your payout plan options. The options will meet certain IRS regulations governing RMDs if the payout plan meets the incidental distribution benefit requirements, if any, and the payouts are made:
•	in equal or substantially equal payments over a period not longer than your life expectancy or over the joint life expectancy of you and your designated beneficiary; or
•	over a period certain not longer than your life expectancy or over the life expectancy of you and your designated beneficiary.
You must select a payout plan as of the annuitization start date set forth in your contract.

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Annuity payout plan requirements for inherited nonqualified stretch annuities: If your contract is an inherited nonqualified stretch annuity, you may not elect an annuity payout plan after a partial surrender, including required distributions. After a partial surrender, all references to the annuity payout plan in Your contract no longer apply.
If we do not receive instructions: You must give us written instructions for the annuity payouts at least 30 days before the annuitization start date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.
If monthly payouts would be less than $20: We will calculate the amount of monthly payouts at the time amounts are applied to a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the amount that would otherwise have been applied to a plan to the owner in a lump sum or to change the frequency of the payouts.
Death after annuity payouts begin: If you die after annuity payouts begin, we will pay any amount payable to the beneficiary as provided in the annuity payout plan in effect.
Taxes
Under current law, your contract has a tax-deferral feature. Generally, this means you do not pay income tax until there is a taxable distribution (or deemed distribution) from the contract. We will send a tax information reporting form for any year in which we made a taxable or reportable distribution according to our records.
Nonqualified Annuities
Generally, only the increase in the value of a non-qualified annuity contract over the investment in the contract is taxable. Certain exceptions apply. Federal tax law requires that all nonqualified deferred annuity contracts issued by the same company (and possibly its affiliates) to the same owner during a calendar year be taxed as a single, unified contract when distributions are taken from any one of those contracts.
Annuity payouts: Generally, unlike surrenders described below, the income taxation of annuity payouts is subject to exclusion ratios (for fixed annuity payouts) or annual excludable amounts (for variable annuity payouts). In other words, in most cases, a portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment in the contract and will not be taxed. All amounts you receive after your investment in the contract is fully recovered will be subject to tax. Under Annuity Payout Plan A: Life annuity — no refund, where the annuitant dies before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the owner for the last taxable year. Under all other annuity payout plans, where the annuity payouts end before your investment in the contract is fully recovered, the remaining portion of the unrecovered investment may be available as a federal income tax deduction to the taxpayer for the tax year in which the payouts end. (See “The Annuity Payout Period — Annuity Payout Plans.”)
Federal tax law permits taxpayers to annuitize a portion of their nonqualified annuity while leaving the remaining balance to continue to grow tax-deferred. Under the partial annuitization rules, the portion annuitized must be received as an annuity for a period of 10 years or more, or for the lives of one or more individuals. If this requirement is met, the annuitized portion and the tax-deferred balance will generally be treated as two separate contracts for income tax purposes only. If a contract is partially annuitized, the investment in the contract is allocated between the deferred and the annuitized portions on a pro rata basis.
Surrenders: Generally, if you surrender all or part of your nonqualified annuity before the annuitization start date, your surrender will be taxed to the extent that the contract value immediately before the surrender exceeds the investment in the contract. Different rules may apply if you exchange another contract into this contract.
You also may have to pay a 10% IRS penalty for surrenders of taxable income you make before reaching age 59½ unless certain exceptions apply.
Required Distribution for inherited nonqualified stretch annuities: For inherited nonqualified stretch annuities, Required Distributions must be made as required and determined under Section 72(s)(2) of the Code. Required Distributions must be made at least annually and begin no later than one year after the date of death of the decedent (the person whose death triggered the payment of death benefit proceeds applied to the contract).
Withholding: If you receive taxable income as a result of an annuity payout or surrender, we may deduct federal, and in some cases state withholding against the payment. Any withholding represents a prepayment of your income tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, and you have a valid U.S. address, you may be able to elect not to have federal income tax withholding occur.

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If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as partial or full surrender) we compute federal income tax withholding using 10% of the taxable portion.
The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.
Some states also may impose income tax withholding requirements similar to the federal withholding described above or may allow you to elect withholding. If this should be the case, we may deduct state income tax withholding from the payment.
Federal and state tax withholding rules are subject to change. Annuity payouts and surrenders are subject to the tax withholding rules in effect at the time that they are made, which may differ from the rules described above.
Death benefits to beneficiaries: The death benefit under a nonqualified contract is not exempt from estate (federal or state) taxes. In addition, for income tax purposes, any amount your beneficiary receives that exceeds the remaining investment in the contract is taxable as ordinary income to the beneficiary in the year he or she receives the payments. (See “Benefits in Case of Death — If You Die Before the Annuitization Start Date”).
Net Investment Income Tax (also known as Medicare contribution tax): Effective for taxable years beginning on or after January 1, 2013, certain investment income of high-income individuals (as well as estates and trusts) is subject to a 3.8% net investment income tax (as an addition to income taxes). For individuals, the 3.8% tax applies to the lesser of (1) the amount by which the taxpayer’s modified adjusted gross income exceeds $200,000 ($250,000 for married filing jointly and surviving spouses; $125,000 for married filing separately) or (2) the taxpayer’s “net investment income.” Net investment income includes taxable income from nonqualified annuities. Annuity holders are advised to consult their tax advisor regarding the possible implications of this additional tax.
Annuities owned by corporations, partnerships or irrevocable trusts: For nonqualified annuities, any annual increase in the value of annuities held by such entities (nonnatural persons) generally will be treated as ordinary income received during that year. However, if the trust was set up for the benefit of a natural person(s) only, the income may generally remain tax-deferred until surrendered or paid out.
Penalties: If you receive amounts from your nonqualified annuity before reaching age 59½, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received:
•	because of your death or in the event of nonnatural ownership, the death of the annuitant;
•	because you become disabled (as defined in the Code);
•	if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);
•	if it is allocable to an investment before Aug. 14, 1982; or
•	if annuity payouts are made under immediate annuities as defined by the Code.
Transfer of ownership: Generally, if you transfer ownership of a nonqualified annuity without receiving adequate consideration, the transfer may be taxed as a surrender for federal income tax purposes. Transfer of ownership is not permitted for inherited nonqualified stretch annuities. If the transfer is a currently taxable event for income tax purposes, the original owner will be taxed on the amount of deferred earnings at the time of the transfer and also may be subject to the 10% IRS penalty discussed earlier. In this case, the new owner’s investment in the contract will be equal to the investment in the contract at the time of the transfer plus any earnings included in the original owner’s taxable income as a result of the transfer. In general, this rule does not apply to transfers between spouses or former spouses. Similar rules apply if you transfer ownership for a full consideration. Please consult your tax advisor for further details.
1035 Exchanges: Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance products, while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the investment in the contract from the old policy or contract to the new policy or contract. In a 1035 exchange one policy or contract is exchanged for another policy or contract. The following can qualify as nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity or qualified long-term care insurance contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity contract or for a qualified long-term care insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. However, if the life insurance policy has an outstanding loan, there may be tax consequences. Additionally, other tax rules apply.

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Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old contract.
For a partial exchange of an annuity contract for another annuity contract, the 1035 exchange is generally tax-free. The investment in the original contract and the earnings on the contract will be allocated proportionately between the original and new contracts. However, per IRS Revenue Procedure 2011-38, if surrenders are taken from either contract within the 180-day period following a partial 1035 exchange, the IRS will apply general tax principles to determine the appropriate tax treatment of the exchange and subsequent surrender. As a result, there may be unexpected tax consequences. You should consult your tax advisor before taking any surrender from either contract during the 180-day period following a partial exchange.
Assignment: If you assign or pledge your contract as collateral for a loan, earnings on purchase payments you made after Aug. 13, 1982 will be taxed as a deemed distribution and also may be subject to the 10% penalty as discussed above. Assignments are not allowed for inherited nonqualified stretch annuities.
Qualified Annuities
Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions under the contract comply with the law. Qualified annuities have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan’s Summary Plan Description, your IRA disclosure statement, or consult a tax advisor for additional information about the distribution rules applicable to your situation.
When you use your contract to fund a retirement plan or IRA that is already tax-deferred under the Code, the contract will not provide any necessary or additional tax deferral. If your contract is used to fund an employer sponsored plan, your right to benefits may be subject to the terms and conditions of the plan regardless of the terms of the contract.
Annuity payouts: Under a qualified annuity, except a Roth IRA, the entire payout generally is includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars; or (4) the contract is used to fund a retirement plan and you direct such payout to be directly rolled over to another eligible retirement plan such as an IRA. We may permit partial annuitizations of qualified annuity contracts. If we accept partial annuitizations, please remember that your contract will still need to comply with other requirements such as required minimum distributions and the payment of taxes. Prior to considering a partial annuitization on a qualified contract, you should discuss your decision and any implications with your tax adviser. Because we cannot accurately track certain after-tax funding sources, we will generally report any payments on partial annuitizations as ordinary income except in the case of a qualified distribution from a Roth IRA.
Annuity payouts from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59½ and meet the five year holding period.
Surrenders: Under a qualified annuity, except a Roth IRA, the entire surrender will generally be includable as ordinary income and is subject to tax unless: (1) the contract is an IRA to which you made non-deductible contributions; or (2) you rolled after-tax dollars from a retirement plan into your IRA; or (3) the contract is used to fund a retirement plan and you or your employer have contributed after-tax dollars; or (4) the contract is used to fund a retirement plan and you direct such surrender to be directly rolled over to another eligible retirement plan such as an IRA.
Surrenders from Roth IRAs: In general, the entire payout from a Roth IRA can be free from income and penalty taxes if you have attained age 59½ and meet the five year holding period or another qualifying event such as death or disability.
Required Minimum Distributions: Retirement plans (except for Roth IRAs) are subject to required surrenders called required minimum distributions (“RMDs”) beginning at age 72. RMDs are based on the fair market value of your contract at year-end divided by the life expectancy factor. Certain death benefits and optional riders may be considered in determining the fair market value of your contract for RMD purposes. This may cause your RMD to be higher. You should consult your tax advisor prior to making a purchase for an explanation of the potential tax implications to you. Inherited IRAs (including inherited Roth IRAs) are subject to special required minimum distribution rules.
Withholding for IRAs, Roth IRAs, SEPs and SIMPLE IRAs: If you receive taxable income as a result of an annuity payout or a surrender, we may deduct withholding against the payment. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. As long as you have provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.
If the payment is part of an annuity payout plan, we generally compute the amount of federal income tax withholding using payroll tables. You may provide us with a statement of how many exemptions to use in calculating the withholding. If the distribution is any other type of payment (such as a partial or full surrender) we compute federal income tax withholding using 10% of the taxable portion.

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The federal income tax withholding requirements differ if we deliver payment outside the United States or you are a non-resident alien.
Some states also may impose income tax withholding requirements similar to the federal withholding described above. If this should be the case, we may deduct state income tax withholding from the payment.
Withholding for all other qualified annuities: If you receive directly all or part of the contract value from a qualified annuity, mandatory 20% federal income tax withholding (and possibly state income tax withholding) generally will be imposed at the time the payout is made from the plan. Any withholding represents a prepayment of your tax due for the year. You take credit for these amounts on your annual income tax return. This mandatory withholding will not be imposed if instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan. Payments made to a surviving spouse instead of being directly rolled over to an IRA are also subject to mandatory 20% income tax withholding.
In the below situations, the distribution is subject to an optional 10% withholding instead of the mandatory 20% withholding. We will withhold 10% of the distribution amount unless you elect otherwise.
•	the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more;
•	the payout is a RMD as defined under the Code;
•	the payout is made on account of an eligible hardship; or
•	the payout is a corrective distribution.
State withholding also may be imposed on taxable distributions.
Penalties: If you receive amounts from your qualified contract before reaching age 59½, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty generally will not apply to any amount received:
•	because of your death;
•	because you become disabled (as defined in the Code);
•	if the distribution is part of a series of substantially equal periodic payments made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary);
•	if the distribution is made following severance from employment during or after the calendar year in which you attain age 55 (TSAs and annuities funding 401(a) plans only);
•	to pay certain medical or education expenses (IRAs only); or
•	if the distribution is made from an inherited IRA.
Death benefits to beneficiaries: The entire death benefit generally is taxable as ordinary income to the beneficiary in the year he/she receives the payments from the qualified annuity. If you made non-deductible contributions to a traditional IRA, the portion of any distribution from the contract that represents after-tax contributions is not taxable as ordinary income to your beneficiary. You are responsible for keeping all records tracking your non-deductible contributions to an IRA. Death benefits under a Roth IRA generally are not taxable as ordinary income to the beneficiary if certain distribution requirements are met. (See “Benefits in Case of Death — If You Die Before the Annuitization Start Date”).
Change of retirement plan type: IRS regulations allow for rollovers of certain retirement plan distributions. In some circumstances, you may be able to have an intra-contract rollover, keeping the same features and conditions. If the annuity contract you have does not support an intra-contract rollover, you are able to request an IRS approved rollover to another annuity contract or other investment product that you choose. If you choose another annuity contract or investment product, you will be subject to new rules, including a new surrender charge schedule for an annuity contract, or other product rules as applicable.
Assignment: You may not assign or pledge your qualified contract as collateral for a loan.
Other
Important: Our discussion of federal tax laws is based upon our understanding of current interpretations of these laws. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.
RiverSource Life of NY’s tax status: We are taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the fund in which each subaccount invests and

46    RiverSource  RAVA 5 Access Variable Annuity New York — Prospectus

becomes part of that subaccount’s value. This investment income, including realized capital gains, is not subject to any withholding for federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable annuities or in our tax status as we then understand it.
The company includes in its taxable income the net investment income derived from the investment of assets held in its subaccounts because the company is considered the owner of these assets under federal income tax law.  The company may claim certain tax benefits associated with this investment income.  These benefits, which may include foreign tax credits and the corporate dividend received deduction, are not passed on to you since the company is the owner of the assets under federal tax law and is taxed on the investment income generated by the assets.
Tax qualification: We intend that the contract qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, in spite of any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any amendments.
Spousal status: When it comes to your marital status and the identification and naming of any spouse as a beneficiary or party to your contract, we will rely on the representations you make to us. Based on this reliance, we will issue and administer your contract in accordance with these representations. If you represent that you are married and your representation is incorrect or your marriage is deemed invalid for federal or state law purposes, then the benefits and rights under your contract may be different.
If you have any questions as to the status of your relationship as a marriage, then you should consult an appropriate tax or legal advisor.
Voting Rights
As a contract owner with investments in the subaccounts, you may vote on important fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.
Before annuity payouts begin, the number of votes you have is determined by applying your percentage interest in each subaccount to the total number of votes allowed to the subaccount.
After annuity payouts begin, the number of votes you have is equal to:
•	the reserve held in each subaccount for your contract; divided by
•	the net asset value of one share of the applicable fund.
As we make annuity payouts, the reserve for the contract decreases; therefore, the number of votes also will decrease.
We calculate votes separately for each subaccount. We will send notice of shareholders’ meetings, proxy materials and a statement of the number of votes to which the voter is entitled. We are the legal owner of all fund shares and therefore hold all voting rights.  However, to the extent required by law, we will vote the shares of each fund according to instructions we receive from contract owners. We will vote shares for which we have not received instructions and shares that we or our affiliates own in our own names in the same proportion as the votes for which we received instructions. As a result of this proportional voting, in cases when a small number of contract owners vote, their votes will have a greater impact and may even control the outcome.
Substitution of Investments
We may substitute the funds in which the subaccounts invest if:
•	laws or regulations change;
•	the existing funds become unavailable; or
•	in our judgment, the funds no longer are suitable (or no longer the most suitable) for the subaccounts.
If any of these situations occur, we have the right to substitute a fund currently listed in this prospectus (existing fund) for another fund (new fund), provided we obtain any required SEC and state insurance law approval. The new fund may have higher fees and/or operating expenses than the existing fund. Also, the new fund may have investment objectives and policies and/or investment advisers which differ from the existing fund.
We may also:
•	add new subaccounts;
•	combine any two or more subaccounts;
•	transfer assets to and from the subaccounts or the variable account; and

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•	eliminate or close any subaccounts.
We will notify you of any substitution or change and obtain your approval if required.
In certain limited circumstances permitted by applicable law, we may amend the contract and take whatever action is necessary and appropriate without your consent or approval. We will obtain any required prior approval of the SEC or state insurance departments before making any substitution or change.
About the Service Providers
Principal Underwriter
RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the contract. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.
Sales of the Contract
•	Only securities broker-dealers ("selling firms") registered with the SEC and members of the FINRA may sell the contract.
•	The contracts are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the contracts to the public. RiverSource Distributors pays the selling firm (or an affiliated insurance agency) for contracts its financial advisors sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when contracts are returned under the free look period.
Payments to Selling Firms
•	We may use compensation plans which vary by selling firm. For example, We may pay ongoing trail commissions of up to 1.25% of the contract value. We do not pay or withhold payment of commissions based on which investment options you select.
•	We may pay selling firms a temporary additional sales commission of up to 1% of purchase payments for a period of time we select. For example, we may offer to pay a temporary additional sales commission to get selling firms to market a new or enhanced contract or to increase sales during the period.
•	In addition to commissions, we may, in order to promote sales of the contracts, and as permitted by applicable laws and regulations, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:
•	sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for financial advisors, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;
•	marketing support related to sales of the contract including for example, the creation of marketing materials, advertising and newsletters;
•	providing service to contract owners; and
•	funding other events sponsored by a selling firm that may encourage the selling firm's financial advisors to sell the contract.
These promotional incentives or reimbursements may be calculated as a percentage of the selling firm’s aggregate, net or anticipated sales and/or total assets attributable to sales of the contract, and/or may be a fixed dollar amount. As noted below this additional compensation may cause the selling firm and its financial advisors to favor the contracts.
Sources of Payments to Selling Firms
We pay the commissions and other compensation described above from our assets. Our assets may include:
•	revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the contract (see "Expense Summary");
•	compensation we or an affiliate receive from the underlying funds in the form of distribution and services fees (see "The Variable Account and the Funds - The funds");
•	compensation we or an affiliate receive from a fund's investment adviser, subadviser, distributor or an affiliate of any of these (see "The Variable Account and the Funds - The funds"); and
•	revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.

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You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the contract. However, you may pay part or all of the commissions and other compensation described above indirectly through:
•	fees and expenses we collect from contract owners; and
•	fees and expenses charged by the underlying funds in which the subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the funds or an affiliated person.
Potential Conflicts of Interest
Compensation payment arrangements with selling firms can potentially:
•	give selling firms a heightened financial incentive to sell the contract offered in this prospectus over another investment with lower compensation to the selling firm.
•	cause selling firms to encourage their financial advisors to sell you the contract offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.
•	cause selling firms to grant us access to its financial advisors to promote sales of the contract offered in this prospectus, while denying that access to other firms offering similar contracts or other alternative investments which may pay lower compensation to the selling firm.
Payments to Financial Advisors
•	The selling firm pays its financial advisors. The selling firm decides the compensation and benefits it will pay its financial advisors.
•	To inform yourself of any potential conflicts of interest, ask your financial advisor before you buy how the selling firm and its financial advisors are being compensated and the amount of the compensation that each will receive if you buy the contract.
Service Providers
Our Service Center performs certain administrative services on the contracts and policies we issue. The address and telephone number of our Service Center are listed on the first page of the prospectus. We also have entered into agreements with certain entities to provide the identified services in connection with the contracts and policies we issue. The entities engaged by RiverSource Life of NY may change over time. Entities that provided services to RiverSource Life of NY in 2020 are listed in the table below.
Name of Service Provider	Services Provided	Address
Ameriprise Financial, Inc.	Business affairs management and administrative support related to new business and servicing of existing contracts and policies	707 Second Avenue South Minneapolis MN 55402 USA
RiverSource Life Insurance Company	Business affairs management and administrative support related to new business and servicing of existing contracts and policies	707 Second Avenue SouthMinneapolis MN 55402USA
Issuer
We issue the contracts. We are a stock life insurance company organized in 1972 under the laws of the state of New York and are located at 20 Madison Avenue Extension, Albany, New York 12203. Our mailing address is P.O. Box 5144, Albany, New York 12205. We are a wholly-owned subsidiary of RiverSource Life Insurance Company, which is a wholly-owned subsidiary of Ameriprise Financial, Inc.
We conduct a conventional life insurance business. Our primary products currently include fixed and variable annuity contracts and life insurance policies.
Legal Proceedings
Insurance companies have been the subject of increasing regulatory, legislative and judicial scrutiny. Numerous state and federal regulatory agencies have commenced examinations and other inquiries of insurance companies regarding sales and marketing practices (including sales to older consumers and disclosure practices), claims handling, and unclaimed property and escheatment practices and procedures. RiverSource Life of NY has cooperated and will continue to cooperate with the applicable regulators.
RiverSource Life of NY is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life of NY believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory

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investigation, examination or proceeding that is likely to have a material adverse effect on its financial condition, results of operations or liquidity. Notwithstanding the foregoing, it is possible that the outcome of any current or future legal, arbitration or regulatory proceeding could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.
Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of RiverSource Life or the insurance industry generally.

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Appendix A: The Funds
You may allocate purchase payments and transfers to any or all of the subaccounts of the variable account that invest in shares of the funds listed in the table below. From time to time, certain fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, changes may take some period of time to complete. As a result, it is possible you may receive various forms, reports and confirmations that reflect a fund’s prior name.
Investing In	Investment Objective and Policies	Investment Adviser
AB VPS Dynamic Asset Allocation Portfolio (Class B)	Seeks to maximize total return consistent with AllianceBernstein's determination of reasonable risk.	AllianceBernstein L.P.
AB VPS Large Cap Growth Portfolio (Class B)	Seeks long-term growth of capital.	AllianceBernstein L.P.
ALPS | Alerian Energy Infrastructure Portfolio: Class III	The Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Midstream Energy Select Index (the "Index").	ALPS Advisors, Inc.
American Century VP Value, Class II	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Management, Inc.
BlackRock Global Allocation V.I. Fund (Class III)	Seeks high total investment return.	BlackRock Advisors, LLC
Columbia Variable Portfolio - Balanced Fund (Class 2) (available for contract applications signed on or after 5/3/2021)	Seeks maximum total investment return through a combination of capital growth and current income.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Balanced Fund (Class 3) (available for contract applications signed prior to 5/3/2021)	Seeks maximum total investment return through a combination of capital growth and current income.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Commodity Strategy Fund (Class 2)	Seeks to provide shareholders with total return.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Contrarian Core Fund (Class 2)	Seeks total return, consisting of long-term capital appreciation and current income.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Disciplined Core Fund (Class 2)	Seeks to provide shareholders with capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Dividend Opportunity Fund (Class 2)	Seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Emerging Markets Bond Fund (Class 2)	Non-diversified fund that seeks to provide shareholders with high total return through current income and, secondarily, through capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Emerging Markets Fund (Class 2)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC

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Investing In	Investment Objective and Policies	Investment Adviser
Columbia Variable Portfolio - Global Strategic Income Fund (Class 2)	Non-diversified fund that seeks to provide shareholders with high total return through income and growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Government Money Market Fund (Class 2)	Seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - High Yield Bond Fund (Class 2)	Seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Income Opportunities Fund (Class 2)	Seeks to provide shareholders with a high total return through current income and capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Intermediate Bond Fund (Class 2)	Seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Large Cap Growth Fund (Class 2)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Large Cap Index Fund (Class 2) (available for contract applications signed on or after 5/3/2021)	Seeks to provide shareholders with long-term capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Large Cap Index Fund (Class 3) (available for contract applications signed prior to 5/3/2021)	Seeks to provide shareholders with long-term capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Limited Duration Credit Fund (Class 2)	Seeks to provide shareholders with a level of current income consistent with preservation of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Long Government/Credit Bond Fund (Class 2)	Seeks total return, consisting of current income and capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Mid Cap Growth Fund (Class 2)	Seeks to provide shareholders with growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Overseas Core Fund (Class 2)	Seeks to provide shareholders with capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Select Large Cap Value Fund (Class 2)	Seeks to provide shareholders with long-term growth of capital.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Select Mid Cap Value Fund (Class 2)	Seeks to provide shareholders with long-term growth of capital.	Columbia Management Investment Advisers, LLC

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Investing In	Investment Objective and Policies	Investment Adviser
Columbia Variable Portfolio - Select Small Cap Value Fund (Class 2)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - Strategic Income Fund (Class 2)	Seeks total return, consisting of current income and capital appreciation.	Columbia Management Investment Advisers, LLC
Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 2)	Seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.	Columbia Management Investment Advisers, LLC
CTIVP ® - American Century Diversified Bond Fund (Class 2)	Seeks to provide shareholders with a high level of current income.	Columbia Management Investment Advisers, LLC, adviser; American Century Investment Management, Inc., subadviser.
CTIVP ® - BlackRock Global Inflation-Protected Securities Fund (Class 2)	Non-diversified fund that seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.	Columbia Management Investment Advisers, LLC, adviser; BlackRock Financial Management, Inc., subadviser; BlackRock International Limited, sub-subadviser.
CTIVP ® - CenterSquare Real Estate Fund (Class 2)	Seeks to provide shareholders with current income and capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; CenterSquare Investment Management LLC, subadviser.
CTIVP ® - Loomis Sayles Growth Fund (Class 2)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Loomis, Sayles & Company, L.P., subadviser.
CTIVP ® - MFS® Value Fund (Class 2)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Massachusetts Financial Services Company, subadviser.
CTIVP ® - Morgan Stanley Advantage Fund (Class 2)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Morgan Stanley Investment Management Inc., subadviser.
CTIVP ® - T. Rowe Price Large Cap Value Fund (Class 2)	Seeks to provide shareholders with long-term growth of capital and income.	Columbia Management Investment Advisers, LLC, adviser; T. Rowe Price Associates, Inc., subadviser.
CTIVP ® - TCW Core Plus Bond Fund (Class 2)	Seeks to provide shareholders with total return through current income and capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; TCW Investment Management Company LLC, subadviser.
CTIVP ® - Victory Sycamore Established Value Fund (Class 2)	Seeks to provide shareholders with long-term growth of capital.	Columbia Management Investment Advisers, LLC, adviser; Victory Capital Management Inc., subadviser.
CTIVP ® - Wells Fargo Short Duration Government Fund (Class 2)	Seeks to provide shareholders with current income consistent with capital preservation.	Columbia Management Investment Advisers, LLC, adviser; Wells Capital Management Incorporated, subadviser.
CTIVP ® - Westfield Mid Cap Growth Fund (Class 2)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Westfield Capital Management Company, L.P., subadviser.
DWS Alternative Asset Allocation VIP, Class B	Seeks capital appreciation.	DWS Investment Management Americas Inc., adviser; RREEF America L.L.C., subadvisor.
Fidelity ® VIP Contrafund® Portfolio Service Class 2	Seeks long-term capital appreciation. Normally invests primarily in common stocks. Invests in securities of companies whose value FMR believes is not fully recognized by the public. Invests in either "growth" stocks or "value" stocks or both. The fund invests in domestic and foreign issuers.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager.

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Investing In	Investment Objective and Policies	Investment Adviser
Fidelity ® VIP Mid Cap Portfolio Service Class 2	Seeks long-term growth of capital. Normally invests primarily in common stocks. Normally invests at least 80% of assets in securities of companies with medium market capitalizations. May invest in companies with smaller or larger market capitalizations. Invests in domestic and foreign issuers. The Fund invests in either "growth" or "value" common stocks or both.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager.
Fidelity ® VIP Strategic Income Portfolio Service Class 2	Seeks a high level of current income and may also seek capital appreciation.	Fidelity Management & Research Company (FMR) (the Adviser) is the fund's manager.
Franklin Income VIP Fund - Class 2	Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in a diversified portfolio of equity and debt securities.	Franklin Advisers, Inc.
Franklin Mutual Shares VIP Fund - Class 2	Seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Advisers, LLC
Franklin Small Cap Value VIP Fund - Class 2	Seeks long-term total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization companies.	Franklin Mutual Advisers, LLC
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	Seeks long-term growth of capital.	Goldman Sachs Asset Management, L.P.
Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares	Seeks total return with a low to moderate correlation to traditional financial market indices.	Invesco Advisers, Inc.
Invesco V.I. Global Fund, Series II Shares (previously Invesco Oppenheimer V.I. Global Fund, Series II Shares)	Seeks capital appreciation.	Invesco Advisers, Inc.
Invesco V.I. Global Strategic Income Fund, Series II Shares (previously Invesco Oppenheimer V.I. Global Strategic Income Fund, Series II Shares)	Seeks total return	Invesco Advisers, Inc.
Invesco V.I. Main Street Small Cap Fund®, Series II Shares (previously Invesco Oppenheimer V.I. Main Street Small Cap Fund®, Series II Shares)	Seeks capital appreciation.	Invesco Advisers, Inc.
Ivy VIP Asset Strategy, Class II	Seeks to provide total return.	Ivy Investment Management Company
Janus Henderson Balanced Portfolio: Service Shares	Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Capital Management LLC

54    RiverSource  RAVA 5 Access Variable Annuity New York — Prospectus

Investing In	Investment Objective and Policies	Investment Adviser
Janus Henderson Flexible Bond Portfolio: Service Shares	Seeks to obtain maximum total return, consistent with preservation of capital.	Janus Capital Management LLC
Janus Henderson Research Portfolio: Service Shares	Seeks long-term growth of capital.	Janus Capital Management LLC
Lazard Retirement Global Dynamic Multi-Asset Portfolio - Service Shares	Seeks long-term capital appreciation.	Lazard Asset Management, LLC
MFS ® Utilities Series - Service Class	Seeks total return.	Massachusetts Financial Services Company
Morgan Stanley VIF Discovery Portfolio, Class II Shares (not available to new investors on or after April 5, 2021)	The Fund seeks long-term capital growth by investing primarily in common stocks and other equity securities.	Morgan Stanley Investment Management Inc.
Neuberger Berman AMT Sustainable Equity Portfolio (Class S)	Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund's environmental, social and governance (ESG) criteria.	Neuberger Berman Investment Advisers LLC
Neuberger Berman AMT U.S. Equity Index PutWrite Strategy Portfolio (Class S)	Seeks long-term growth of capital and income generation.	Neuberger Berman Investment Advisers LLC
PIMCO VIT All Asset Portfolio, Advisor Class	Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	Pacific Investment Management Company LLC (PIMCO)
PIMCO VIT Global Managed Asset Allocation Portfolio, Advisor Class	Seeks total return which exceeds that of a blend of 60% MSCI World Index/40% Barclays U.S. Aggregate Index.	Pacific Investment Management Company LLC (PIMCO)
PIMCO VIT Total Return Portfolio, Advisor Class	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Management Company LLC (PIMCO)
Templeton Global Bond VIP Fund - Class 2	Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the fund invests at least 80% of its net assets in debt securities of any maturity.	Franklin Advisers, Inc.
VanEck VIP Global Gold Fund (Class S Shares)	Seeks long-term capital appreciation by investing in common stocks of gold-mining companies. The Fund may take current income into consideration when choosing investments.	Van Eck Associates Corporation
Variable Portfolio - Aggressive Portfolio (Class 2)	Seeks to provide a high level of total return that is consistent with an aggressive level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Conservative Portfolio (Class 2)	Seeks to provide a high level of total return that is consistent with a conservative level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Managed Risk Fund (Class 2)	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC

RiverSource  RAVA 5 Access Variable Annuity New York — Prospectus    55

Investing In	Investment Objective and Policies	Investment Adviser
Variable Portfolio - Managed Risk U.S. Fund (Class 2)	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Managed Volatility Conservative Fund (Class 2)	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Managed Volatility Conservative Growth Fund (Class 2)	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Managed Volatility Growth Fund (Class 2)	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Managed Volatility Moderate Growth Fund (Class 2)	Pursues total return while seeking to manage the Fund’s exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Moderate Portfolio (Class 2)	Seeks to provide a high level of total return that is consistent with a moderate level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Moderately Aggressive Portfolio (Class 2)	Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Moderately Conservative Portfolio (Class 2)	Seeks to provide a high level of total return that is consistent with a moderately conservative level of risk.	Columbia Management Investment Advisers, LLC
Variable Portfolio - Partners Core Bond Fund (Class 2)	Seeks to provide shareholders with a high level of current income while conserving the value of the investment for the longest period of time.	Columbia Management Investment Advisers, LLC, adviser; J.P. Morgan Investment Management Inc. and Wells Capital Management Incorporated, subadvisers.
Variable Portfolio - Partners Core Equity Fund (Class 2)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; J.P. Morgan Investment Management Inc. and T. Rowe Price Associates, Inc., subadvisers.
Variable Portfolio - Partners International Core Equity Fund (Class 2)	Seeks to provide shareholders with long-term growth of capital.	Columbia Management Investment Advisers, LLC, adviser; Schroder Investment Management North America Inc. (SIMNA Inc.), together with its affiliate, Schroder Investment Management North America Limited (SIMNA Ltd. and together with SIMNA Inc., Schroders), subadviser.
Variable Portfolio - Partners International Growth Fund (Class 2)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers LLC, adviser; William Blair Investment Management, LLC and Walter Scott & Partners Limited, subadvisers.
Variable Portfolio - Partners International Value Fund (Class 2)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Pzena Investment Management, LLC and Thompson, Siegel & Walmsley LLC (TSW), subadvisers.
Variable Portfolio - Partners Small Cap Growth Fund (Class 2)	Seeks to provide shareholders with long-term capital growth.	Columbia Management Investment Advisers, LLC, adviser; Scout Investments Inc., and Wells Capital Management Incorporated, subadvisers.

56    RiverSource  RAVA 5 Access Variable Annuity New York — Prospectus

Investing In	Investment Objective and Policies	Investment Adviser
Variable Portfolio - Partners Small Cap Value Fund (Class 2)	Seeks to provide shareholders with long-term capital appreciation.	Columbia Management Investment Advisers, LLC, adviser; Segall Bryant & Hamill, LLC and William Blair Investment Management, LLC, subadvisers; Investment Counselors of Maryland, LLC, subadviser.
Variable Portfolio - U.S. Flexible Conservative Growth Fund (Class 2)	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - U.S. Flexible Growth Fund (Class 2)	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Variable Portfolio - U.S. Flexible Moderate Growth Fund (Class 2)	Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Columbia Management Investment Advisers, LLC
Wells Fargo VT Opportunity Fund - Class 2	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.
Wells Fargo VT Small Cap Growth Fund - Class 2	Seeks long-term capital appreciation.	Wells Fargo Funds Management, LLC, adviser; Wells Capital Management Inc., sub-adviser.
Western Asset Variable Global High Yield Bond Portfolio - Class II	Seeks to maximize total return.	Legg Mason Partners Fund Adviser, LLC; Western Asset Management Company, LLC, Western Asset Management Company Limited & Western Asset Management Pte. Ltd., sub-advisors.

RiverSource  RAVA 5 Access Variable Annuity New York — Prospectus    57

Appendix B: Example — Optional Death Benefits
The purpose of this appendix is to illustrate the operation of various optional death benefit riders.
In order to demonstrate these contract riders, an example may show hypothetical contract values. These contract values do not represent past or future performance. Actual contract values may be more or less than those shown and will depend on a number of factors, including but not limited to the investment experience of the subaccounts, , Special DCA fixed account and the fees and charges that apply to your contract.
The examples of the optional death benefits in appendix include partial surrenders to illustrate the effect of partial surrenders on the particular benefit. These examples are intended to show how the optional death benefits operate, and do not take into account whether a particular optional death benefit is part of a qualified annuity.
Example — ROPP Death Benefit
Assumptions:
•	You purchase the contract (with the ROPP rider) with a payment of $20,000.
•	The contract value falls to $18,000, at which point you take a $1,500 partial surrender, leaving a contract value of $16,500.

We calculate the death benefit as follows:
The total purchase payments minus adjustments for partial surrenders:
Total purchase payments	$20,000
minus adjusted partial surrenders, calculated as:
$1,500 × $20,000 =
$18,000	–1,667
for a death benefit of:	$18,333
Example — MAV Death Benefit
Assumptions:
•	You purchase the contract (with the MAV rider) with a payment of $20,000.
•	On the first contract anniversary the contract value grows to $24,000.
•	During the second contract year the contract value falls to $22,000, at which point you take a $1,500 partial surrender, leaving a contract value of $20,500.

We calculate the death benefit as follows:
The maximum anniversary value immediately preceding the date of death plus any payments made since that anniversary minus adjusted partial surrenders:
Greatest of your contract anniversary contract values:	$24,000
plus purchase payments made since that anniversary:	+0
minus adjusted partial surrenders, calculated as:
$1,500 × $24,000 =
$22,000	–1,636
for a death benefit of:	$22,364
Example — 5-Year MAV Death Benefit
Assumptions:
•	You purchase the contract (with the 5-Year MAV rider) with a payment of $20,000.
•	On the fifth contract anniversary the contract value grows to $30,000.
•	During the sixth contract year the contract value falls to $25,000, at which point you take a $1,500 partial surrender, leaving a contract value of $23,500.

We calculate the death benefit as follows:
The maximum 5-year anniversary value immediately preceding the date of death plus any payments made since that anniversary minus adjusted partial surrenders:
Greatest of your 5-year contract anniversary contract values:	$30,000
plus purchase payments made since that anniversary:	+0
minus adjusted partial surrenders, calculated as:

58    RiverSource  RAVA 5 Access Variable Annuity New York — Prospectus

$1,500 × $30,000	=
$25,000		–1,800
for a death benefit of:		$28,200

RiverSource  RAVA 5 Access Variable Annuity New York — Prospectus    59

Appendix C: Condensed Financial Information (Unaudited)
The following tables give per-unit information about the financial history of each subaccount representing the lowest and highest total annual variable account expense combinations for each contract. The date in which operations commenced in each subaccount is noted in parentheses. The SAI contains tables that give per-unit information about the financial history of each existing subaccount. We have not provided this information for subaccounts that were not available under your contract as of December 31, 2020. You may obtain a copy of the SAI without charge by contacting us at the telephone number or address listed on the first page of the prospectus.
Variable account charges of 0.95% of the daily net assets of the variable account.
Year ended December 31,	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
AB VPS Dynamic Asset Allocation Portfolio (Class B) (4/29/2013)
Accumulation unit value at beginning of period	$1.31	$1.15	$1.25	$1.10	$1.08	$1.10	$1.07	$1.00	—	—
Accumulation unit value at end of period	$1.36	$1.31	$1.15	$1.25	$1.10	$1.08	$1.10	$1.07	—	—
Number of accumulation units outstanding at end of period (000 omitted)	112	107	99	41	36	26	23	—	—	—

AB VPS Large Cap Growth Portfolio (Class B) (7/19/2010)
Accumulation unit value at beginning of period	$3.99	$3.00	$2.96	$2.27	$2.24	$2.04	$1.81	$1.33	$1.16	$1.21
Accumulation unit value at end of period	$5.34	$3.99	$3.00	$2.96	$2.27	$2.24	$2.04	$1.81	$1.33	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	365	242	186	162	97	75	29	8	8	8

ALPS/Alerian Energy Infrastructure Portfolio: Class III (4/30/2013)
Accumulation unit value at beginning of period	$0.95	$0.80	$0.99	$1.01	$0.73	$1.18	$1.06	$1.00	—	—
Accumulation unit value at end of period	$0.71	$0.95	$0.80	$0.99	$1.01	$0.73	$1.18	$1.06	—	—
Number of accumulation units outstanding at end of period (000 omitted)	645	547	563	568	774	398	327	35	—	—

American Century VP Value, Class II (8/13/2001)
Accumulation unit value at beginning of period	$3.22	$2.56	$2.85	$2.65	$2.23	$2.34	$2.10	$1.61	$1.42	$1.42
Accumulation unit value at end of period	$3.22	$3.22	$2.56	$2.85	$2.65	$2.23	$2.34	$2.10	$1.61	$1.42
Number of accumulation units outstanding at end of period (000 omitted)	976	1,166	1,221	1,402	1,716	1,888	2,054	2,081	2,288	2,765

BlackRock Global Allocation V.I. Fund (Class III) (4/30/2012)
Accumulation unit value at beginning of period	$1.43	$1.22	$1.34	$1.19	$1.15	$1.18	$1.17	$1.03	$1.00	—
Accumulation unit value at end of period	$1.71	$1.43	$1.22	$1.34	$1.19	$1.15	$1.18	$1.17	$1.03	—
Number of accumulation units outstanding at end of period (000 omitted)	559	505	624	657	638	888	670	604	119	—

Columbia Variable Portfolio – Balanced Fund (Class 3) (9/29/2000)
Accumulation unit value at beginning of period	$2.16	$1.78	$1.91	$1.68	$1.59	$1.58	$1.45	$1.21	$1.07	$1.05
Accumulation unit value at end of period	$2.52	$2.16	$1.78	$1.91	$1.68	$1.59	$1.58	$1.45	$1.21	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	4,731	4,431	4,712	3,529	1,507	1,172	714	748	806	952

Columbia Variable Portfolio – Commodity Strategy Fund (Class 2) (4/30/2013)
Accumulation unit value at beginning of period	$0.55	$0.52	$0.61	$0.61	$0.54	$0.72	$0.93	$1.00	—	—
Accumulation unit value at end of period	$0.54	$0.55	$0.52	$0.61	$0.61	$0.54	$0.72	$0.93	—	—
Number of accumulation units outstanding at end of period (000 omitted)	384	354	363	126	35	17	83	2	—	—

Columbia Variable Portfolio – Contrarian Core Fund (Class 2) (4/29/2013)
Accumulation unit value at beginning of period	$2.11	$1.60	$1.78	$1.48	$1.38	$1.36	$1.21	$1.00	—	—
Accumulation unit value at end of period	$2.55	$2.11	$1.60	$1.78	$1.48	$1.38	$1.36	$1.21	—	—
Number of accumulation units outstanding at end of period (000 omitted)	448	466	386	408	300	206	112	31	—	—

Columbia Variable Portfolio – Disciplined Core Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$3.28	$2.66	$2.79	$2.27	$2.13	$2.13	$1.87	$1.42	$1.26	$1.21
Accumulation unit value at end of period	$3.69	$3.28	$2.66	$2.79	$2.27	$2.13	$2.13	$1.87	$1.42	$1.26
Number of accumulation units outstanding at end of period (000 omitted)	130	165	142	89	100	92	76	6	—	—

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$2.43	$1.99	$2.13	$1.89	$1.68	$1.75	$1.61	$1.28	$1.14	$1.21
Accumulation unit value at end of period	$2.43	$2.43	$1.99	$2.13	$1.89	$1.68	$1.75	$1.61	$1.28	$1.14
Number of accumulation units outstanding at end of period (000 omitted)	347	328	224	254	308	257	200	115	15	11

Columbia Variable Portfolio – Emerging Markets Bond Fund (Class 2) (4/29/2013)
Accumulation unit value at beginning of period	$1.10	$0.99	$1.08	$0.98	$0.89	$0.91	$0.90	$1.00	—	—
Accumulation unit value at end of period	$1.17	$1.10	$0.99	$1.08	$0.98	$0.89	$0.91	$0.90	—	—
Number of accumulation units outstanding at end of period (000 omitted)	661	323	328	198	190	117	146	65	—	—

Columbia Variable Portfolio – Emerging Markets Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$1.46	$1.13	$1.45	$1.00	$0.96	$1.07	$1.10	$1.14	$0.95	$1.22
Accumulation unit value at end of period	$1.93	$1.46	$1.13	$1.45	$1.00	$0.96	$1.07	$1.10	$1.14	$0.95
Number of accumulation units outstanding at end of period (000 omitted)	636	572	563	451	374	264	343	215	121	113

Columbia Variable Portfolio – Global Strategic Income Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$1.01	$0.92	$0.98	$0.94	$0.96	$1.03	$1.04	$1.13	$1.08	$1.04
Accumulation unit value at end of period	$1.04	$1.01	$0.92	$0.98	$0.94	$0.96	$1.03	$1.04	$1.13	$1.08
Number of accumulation units outstanding at end of period (000 omitted)	184	146	91	88	100	94	95	115	188	210

60     RiverSource  RAVA 5 Access Variable Annuity New York — Prospectus

Variable account charges of 0.95% of the daily net assets of the variable account. (continued)
Year ended December 31,	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Columbia Variable Portfolio – Government Money Market Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$0.94	$0.94	$0.93	$0.94	$0.95	$0.96	$0.97	$0.98	$0.99	$1.00
Accumulation unit value at end of period	$0.94	$0.94	$0.94	$0.93	$0.94	$0.95	$0.96	$0.97	$0.98	$0.99
Number of accumulation units outstanding at end of period (000 omitted)	4,283	4,846	5,075	4,143	3,674	3,446	681	154	71	53

Columbia Variable Portfolio – High Yield Bond Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$1.73	$1.50	$1.58	$1.50	$1.36	$1.39	$1.36	$1.29	$1.13	$1.08
Accumulation unit value at end of period	$1.83	$1.73	$1.50	$1.58	$1.50	$1.36	$1.39	$1.36	$1.29	$1.13
Number of accumulation units outstanding at end of period (000 omitted)	457	384	322	265	246	210	323	227	195	88

Columbia Variable Portfolio – Income Opportunities Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$1.69	$1.47	$1.54	$1.47	$1.34	$1.37	$1.33	$1.28	$1.13	$1.07
Accumulation unit value at end of period	$1.77	$1.69	$1.47	$1.54	$1.47	$1.34	$1.37	$1.33	$1.28	$1.13
Number of accumulation units outstanding at end of period (000 omitted)	956	826	832	678	412	937	1,032	1,051	112	151

Columbia Variable Portfolio – Intermediate Bond Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$1.29	$1.20	$1.21	$1.18	$1.14	$1.15	$1.10	$1.14	$1.07	$1.02
Accumulation unit value at end of period	$1.44	$1.29	$1.20	$1.21	$1.18	$1.14	$1.15	$1.10	$1.14	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	1,434	782	580	547	337	300	183	229	245	200

Columbia Variable Portfolio – Large Cap Growth Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$3.48	$2.59	$2.73	$2.16	$2.15	$2.00	$1.77	$1.38	$1.16	$1.21
Accumulation unit value at end of period	$4.63	$3.48	$2.59	$2.73	$2.16	$2.15	$2.00	$1.77	$1.38	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	397	380	300	289	115	103	39	—	—	—

Columbia Variable Portfolio – Large Cap Index Fund (Class 3) (9/29/2000)
Accumulation unit value at beginning of period	$2.51	$1.94	$2.05	$1.71	$1.55	$1.55	$1.38	$1.06	$0.93	$0.92
Accumulation unit value at end of period	$2.93	$2.51	$1.94	$2.05	$1.71	$1.55	$1.55	$1.38	$1.06	$0.93
Number of accumulation units outstanding at end of period (000 omitted)	9,767	8,569	5,236	5,069	3,026	2,192	2,191	1,912	2,325	2,437

Columbia Variable Portfolio – Limited Duration Credit Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$1.15	$1.08	$1.09	$1.08	$1.03	$1.07	$1.08	$1.07	$1.02	$1.01
Accumulation unit value at end of period	$1.20	$1.15	$1.08	$1.09	$1.08	$1.03	$1.07	$1.08	$1.07	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	924	887	889	863	741	532	804	172	90	47

Columbia Variable Portfolio – Long Government/Credit Bond Fund (Class 2) (4/30/2013)
Accumulation unit value at beginning of period	$1.22	$1.03	$1.10	$1.00	$0.98	$0.99	$0.95	$1.00	—	—
Accumulation unit value at end of period	$1.41	$1.22	$1.03	$1.10	$1.00	$0.98	$0.99	$0.95	—	—
Number of accumulation units outstanding at end of period (000 omitted)	338	164	146	375	372	281	218	—	—	—

Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$2.60	$1.95	$2.07	$1.70	$1.69	$1.62	$1.52	$1.17	$1.07	$1.27
Accumulation unit value at end of period	$3.48	$2.60	$1.95	$2.07	$1.70	$1.69	$1.62	$1.52	$1.17	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	66	69	45	59	45	54	42	14	14	13

Columbia Variable Portfolio – Overseas Core Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$1.63	$1.32	$1.60	$1.27	$1.37	$1.32	$1.46	$1.20	$1.03	$1.19
Accumulation unit value at end of period	$1.76	$1.63	$1.32	$1.60	$1.27	$1.37	$1.32	$1.46	$1.20	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	103	96	129	166	220	101	71	79	112	109

Columbia Variable Portfolio – Select Large Cap Value Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$2.98	$2.38	$2.74	$2.29	$1.93	$2.06	$1.87	$1.37	$1.17	$1.20
Accumulation unit value at end of period	$3.15	$2.98	$2.38	$2.74	$2.29	$1.93	$2.06	$1.87	$1.37	$1.17
Number of accumulation units outstanding at end of period (000 omitted)	144	73	38	21	32	33	26	9	9	9

Columbia Variable Portfolio – Select Mid Cap Value Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$2.69	$2.07	$2.41	$2.15	$1.91	$2.03	$1.83	$1.34	$1.14	$1.26
Accumulation unit value at end of period	$2.85	$2.69	$2.07	$2.41	$2.15	$1.91	$2.03	$1.83	$1.34	$1.14
Number of accumulation units outstanding at end of period (000 omitted)	137	102	154	152	130	127	126	24	24	23

Columbia Variable Portfolio – Select Small Cap Value Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$2.49	$2.14	$2.47	$2.23	$1.98	$2.07	$1.97	$1.34	$1.15	$1.27
Accumulation unit value at end of period	$2.68	$2.49	$2.14	$2.47	$2.23	$1.98	$2.07	$1.97	$1.34	$1.15
Number of accumulation units outstanding at end of period (000 omitted)	86	92	86	69	62	52	56	32	27	29

Columbia Variable Portfolio – Strategic Income Fund (Class 2) (4/29/2011)
Accumulation unit value at beginning of period	$1.26	$1.16	$1.17	$1.12	$1.04	$1.07	$1.04	$1.05	$0.95	$1.00
Accumulation unit value at end of period	$1.33	$1.26	$1.16	$1.17	$1.12	$1.04	$1.07	$1.04	$1.05	$0.95
Number of accumulation units outstanding at end of period (000 omitted)	630	680	589	528	429	233	239	280	240	130

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$1.13	$1.07	$1.06	$1.04	$1.03	$1.02	$0.98	$1.01	$1.00	$1.00
Accumulation unit value at end of period	$1.17	$1.13	$1.07	$1.06	$1.04	$1.03	$1.02	$0.98	$1.01	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	208	227	224	229	221	190	145	175	182	143

RiverSource  RAVA 5 Access Variable Annuity New York — Prospectus    61

Variable account charges of 0.95% of the daily net assets of the variable account. (continued)
Year ended December 31,	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
CTIVP ® – American Century Diversified Bond Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$1.24	$1.14	$1.17	$1.13	$1.10	$1.12	$1.06	$1.10	$1.06	$1.00
Accumulation unit value at end of period	$1.33	$1.24	$1.14	$1.17	$1.13	$1.10	$1.12	$1.06	$1.10	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	241	333	104	79	126	88	97	98	139	84

CTIVP ® – BlackRock Global Inflation-Protected Securities Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$1.30	$1.21	$1.24	$1.22	$1.13	$1.16	$1.08	$1.16	$1.11	$1.02
Accumulation unit value at end of period	$1.40	$1.30	$1.21	$1.24	$1.22	$1.13	$1.16	$1.08	$1.16	$1.11
Number of accumulation units outstanding at end of period (000 omitted)	706	715	905	519	269	215	153	155	137	104

CTIVP ® – CenterSquare Real Estate Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$1.97	$1.58	$1.69	$1.61	$1.55	$1.59	$1.41	$1.38	$1.07	$1.20
Accumulation unit value at end of period	$1.85	$1.97	$1.58	$1.69	$1.61	$1.55	$1.59	$1.41	$1.38	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	264	230	249	187	187	159	142	92	80	76

CTIVP ® – Lazard International Equity Advantage Fund (Class 2) (4/30/2013)
Accumulation unit value at beginning of period	$1.20	$1.04	$1.25	$1.02	$0.99	$1.04	$1.05	$1.00	—	—
Accumulation unit value at end of period	$1.24	$1.20	$1.04	$1.25	$1.02	$0.99	$1.04	$1.05	—	—
Number of accumulation units outstanding at end of period (000 omitted)	637	481	418	289	167	65	23	9	—	—

CTIVP ® – Loomis Sayles Growth Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$3.60	$2.77	$2.87	$2.18	$2.09	$1.91	$1.72	$1.34	$1.19	$1.21
Accumulation unit value at end of period	$4.69	$3.60	$2.77	$2.87	$2.18	$2.09	$1.91	$1.72	$1.34	$1.19
Number of accumulation units outstanding at end of period (000 omitted)	122	81	94	76	39	34	37	30	29	27

CTIVP ® – Los Angeles Capital Large Cap Growth Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$3.38	$2.58	$2.63	$2.03	$2.11	$2.01	$1.84	$1.37	$1.22	$1.23
Accumulation unit value at end of period	$4.58	$3.38	$2.58	$2.63	$2.03	$2.11	$2.01	$1.84	$1.37	$1.22
Number of accumulation units outstanding at end of period (000 omitted)	33	35	66	20	18	17	14	20	8	8

CTIVP ® – MFS® Value Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$2.81	$2.19	$2.47	$2.12	$1.88	$1.92	$1.76	$1.31	$1.14	$1.16
Accumulation unit value at end of period	$2.88	$2.81	$2.19	$2.47	$2.12	$1.88	$1.92	$1.76	$1.31	$1.14
Number of accumulation units outstanding at end of period (000 omitted)	455	374	339	306	282	196	109	58	59	60

CTIVP ® – Morgan Stanley Advantage Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$3.28	$2.61	$2.57	$1.96	$1.92	$1.82	$1.72	$1.32	$1.20	$1.24
Accumulation unit value at end of period	$5.70	$3.28	$2.61	$2.57	$1.96	$1.92	$1.82	$1.72	$1.32	$1.20
Number of accumulation units outstanding at end of period (000 omitted)	96	72	81	61	63	73	82	80	80	77

CTIVP ® – T. Rowe Price Large Cap Value Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$2.45	$1.96	$2.19	$1.90	$1.69	$1.86	$1.71	$1.35	$1.20	$1.17
Accumulation unit value at end of period	$2.49	$2.45	$1.96	$2.19	$1.90	$1.69	$1.86	$1.71	$1.35	$1.20
Number of accumulation units outstanding at end of period (000 omitted)	667	497	489	352	215	162	284	162	122	94

CTIVP ® – TCW Core Plus Bond Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$1.15	$1.07	$1.08	$1.06	$1.05	$1.06	$1.02	$1.06	$1.04	$1.00
Accumulation unit value at end of period	$1.24	$1.15	$1.07	$1.08	$1.06	$1.05	$1.06	$1.02	$1.06	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	450	203	133	84	63	132	54	46	37	17

CTIVP ® – Victory Sycamore Established Value Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$2.99	$2.36	$2.66	$2.32	$1.95	$1.96	$1.77	$1.32	$1.14	$1.23
Accumulation unit value at end of period	$3.20	$2.99	$2.36	$2.66	$2.32	$1.95	$1.96	$1.77	$1.32	$1.14
Number of accumulation units outstanding at end of period (000 omitted)	516	509	521	349	85	58	50	51	44	45

CTIVP ® – Wells Fargo Short Duration Government Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$1.01	$0.99	$0.99	$1.00	$1.00	$1.01	$1.01	$1.02	$1.02	$1.00
Accumulation unit value at end of period	$1.04	$1.01	$0.99	$0.99	$1.00	$1.00	$1.01	$1.01	$1.02	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	1,497	1,341	830	898	969	748	345	83	109	97

CTIVP ® – Westfield Mid Cap Growth Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$3.03	$2.15	$2.26	$1.86	$1.81	$1.89	$1.75	$1.38	$1.20	$1.19
Accumulation unit value at end of period	$3.81	$3.03	$2.15	$2.26	$1.86	$1.81	$1.89	$1.75	$1.38	$1.20
Number of accumulation units outstanding at end of period (000 omitted)	189	202	198	213	173	147	113	54	44	37

DWS Alternative Asset Allocation VIP, Class B (4/30/2012)
Accumulation unit value at beginning of period	$1.06	$0.94	$1.04	$0.98	$0.94	$1.02	$1.00	$1.00	$1.00	—
Accumulation unit value at end of period	$1.10	$1.06	$0.94	$1.04	$0.98	$0.94	$1.02	$1.00	$1.00	—
Number of accumulation units outstanding at end of period (000 omitted)	250	166	157	126	138	201	223	159	65	—

Fidelity ® VIP ContrafundSM Portfolio Service Class 2 (5/1/2006)
Accumulation unit value at beginning of period	$2.58	$1.99	$2.15	$1.78	$1.67	$1.68	$1.52	$1.17	$1.02	$1.06
Accumulation unit value at end of period	$3.33	$2.58	$1.99	$2.15	$1.78	$1.67	$1.68	$1.52	$1.17	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	3,095	3,108	3,697	3,336	3,087	3,485	3,674	3,368	3,683	4,126

62     RiverSource  RAVA 5 Access Variable Annuity New York — Prospectus

Variable account charges of 0.95% of the daily net assets of the variable account. (continued)
Year ended December 31,	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Fidelity ® VIP Mid Cap Portfolio Service Class 2 (8/13/2001)
Accumulation unit value at beginning of period	$4.62	$3.79	$4.49	$3.76	$3.39	$3.48	$3.31	$2.46	$2.17	$2.46
Accumulation unit value at end of period	$5.39	$4.62	$3.79	$4.49	$3.76	$3.39	$3.48	$3.31	$2.46	$2.17
Number of accumulation units outstanding at end of period (000 omitted)	1,070	1,214	1,349	1,342	1,368	1,652	1,854	2,084	2,380	3,168

Fidelity ® VIP Strategic Income Portfolio Service Class 2 (4/29/2013)
Accumulation unit value at beginning of period	$1.18	$1.07	$1.11	$1.05	$0.98	$1.01	$0.98	$1.00	—	—
Accumulation unit value at end of period	$1.25	$1.18	$1.07	$1.11	$1.05	$0.98	$1.01	$0.98	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,808	2,222	1,783	978	779	556	443	549	—	—

Franklin Income VIP Fund – Class 2 (4/29/2013)
Accumulation unit value at beginning of period	$1.37	$1.19	$1.25	$1.15	$1.02	$1.11	$1.07	$1.00	—	—
Accumulation unit value at end of period	$1.36	$1.37	$1.19	$1.25	$1.15	$1.02	$1.11	$1.07	—	—
Number of accumulation units outstanding at end of period (000 omitted)	797	718	673	652	655	636	616	218	—	—

Franklin Mutual Shares VIP Fund – Class 2 (8/13/2001)
Accumulation unit value at beginning of period	$2.50	$2.06	$2.28	$2.13	$1.85	$1.97	$1.85	$1.46	$1.29	$1.31
Accumulation unit value at end of period	$2.35	$2.50	$2.06	$2.28	$2.13	$1.85	$1.97	$1.85	$1.46	$1.29
Number of accumulation units outstanding at end of period (000 omitted)	1,016	972	1,007	893	1,319	1,314	1,426	1,539	1,632	2,219

Franklin Small Cap Value VIP Fund – Class 2 (9/29/2000)
Accumulation unit value at beginning of period	$4.83	$3.86	$4.47	$4.08	$3.16	$3.45	$3.46	$2.57	$2.19	$2.29
Accumulation unit value at end of period	$5.03	$4.83	$3.86	$4.47	$4.08	$3.16	$3.45	$3.46	$2.57	$2.19
Number of accumulation units outstanding at end of period (000 omitted)	446	476	577	552	531	585	695	703	764	1,038

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio – Advisor Shares (6/30/2014)
Accumulation unit value at beginning of period	$0.93	$0.87	$0.94	$0.90	$0.91	$0.97	$1.00	—	—	—
Accumulation unit value at end of period	$0.98	$0.93	$0.87	$0.94	$0.90	$0.91	$0.97	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	186	128	52	49	30	26	18	—	—	—

Invesco Oppenheimer V.I. Global Fund, Series II Shares (11/15/2004)
Accumulation unit value at beginning of period	$2.92	$2.24	$2.62	$1.94	$1.96	$1.91	$1.89	$1.50	$1.25	$1.38
Accumulation unit value at end of period	$3.69	$2.92	$2.24	$2.62	$1.94	$1.96	$1.91	$1.89	$1.50	$1.25
Number of accumulation units outstanding at end of period (000 omitted)	580	635	688	789	771	849	922	1,037	1,281	1,403

Invesco Oppenheimer V.I. Global Strategic Income Fund, Series II Shares (11/15/2004)
Accumulation unit value at beginning of period	$1.67	$1.53	$1.61	$1.54	$1.46	$1.51	$1.49	$1.51	$1.35	$1.35
Accumulation unit value at end of period	$1.71	$1.67	$1.53	$1.61	$1.54	$1.46	$1.51	$1.49	$1.51	$1.35
Number of accumulation units outstanding at end of period (000 omitted)	1,175	1,292	1,523	1,836	2,255	2,903	3,613	5,073	5,873	7,125

Invesco Oppenheimer V.I. Main Street Small Cap Fund, Series II Shares (11/15/2004)
Accumulation unit value at beginning of period	$3.01	$2.41	$2.72	$2.41	$2.07	$2.22	$2.01	$1.44	$1.24	$1.28
Accumulation unit value at end of period	$3.57	$3.01	$2.41	$2.72	$2.41	$2.07	$2.22	$2.01	$1.44	$1.24
Number of accumulation units outstanding at end of period (000 omitted)	395	405	450	532	537	531	477	390	423	470

Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares (4/29/2013)
Accumulation unit value at beginning of period	$1.23	$1.08	$1.17	$1.08	$0.97	$1.03	$0.98	$1.00	—	—
Accumulation unit value at end of period	$1.34	$1.23	$1.08	$1.17	$1.08	$0.97	$1.03	$0.98	—	—
Number of accumulation units outstanding at end of period (000 omitted)	390	394	248	282	223	75	57	68	—	—

Ivy VIP Asset Strategy, Class II (4/29/2013)
Accumulation unit value at beginning of period	$1.31	$1.08	$1.16	$0.99	$1.02	$1.13	$1.20	$1.00	—	—
Accumulation unit value at end of period	$1.48	$1.31	$1.08	$1.16	$0.99	$1.02	$1.13	$1.20	—	—
Number of accumulation units outstanding at end of period (000 omitted)	225	205	112	93	156	201	201	133	—	—

Janus Henderson VIT Balanced Portfolio: Service Shares (4/27/2018)
Accumulation unit value at beginning of period	$1.20	$0.99	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.36	$1.20	$0.99	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,000	531	336	—	—	—	—	—	—	—

Janus Henderson VIT Flexible Bond Portfolio: Service Shares (4/29/2013)
Accumulation unit value at beginning of period	$1.11	$1.02	$1.05	$1.02	$1.01	$1.02	$0.98	$1.00	—	—
Accumulation unit value at end of period	$1.21	$1.11	$1.02	$1.05	$1.02	$1.01	$1.02	$0.98	—	—
Number of accumulation units outstanding at end of period (000 omitted)	421	370	309	280	320	327	195	116	—	—

Janus Henderson VIT Research Portfolio: Service Shares (5/1/2007)
Accumulation unit value at beginning of period	$2.55	$1.91	$1.98	$1.57	$1.58	$1.52	$1.36	$1.05	$0.90	$0.96
Accumulation unit value at end of period	$3.35	$2.55	$1.91	$1.98	$1.57	$1.58	$1.52	$1.36	$1.05	$0.90
Number of accumulation units outstanding at end of period (000 omitted)	142	161	219	201	293	401	391	505	720	880

Lazard Retirement Global Dynamic Multi-Asset Portfolio – Service Shares (4/29/2013)
Accumulation unit value at beginning of period	$1.49	$1.27	$1.38	$1.15	$1.13	$1.14	$1.12	$1.00	—	—
Accumulation unit value at end of period	$1.48	$1.49	$1.27	$1.38	$1.15	$1.13	$1.14	$1.12	—	—
Number of accumulation units outstanding at end of period (000 omitted)	152	102	21	64	150	90	91	3	—	—

RiverSource  RAVA 5 Access Variable Annuity New York — Prospectus    63

Variable account charges of 0.95% of the daily net assets of the variable account. (continued)
Year ended December 31,	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
MFS ® Utilities Series – Service Class (8/13/2001)
Accumulation unit value at beginning of period	$4.14	$3.35	$3.36	$2.96	$2.69	$3.18	$2.86	$2.40	$2.14	$2.03
Accumulation unit value at end of period	$4.34	$4.14	$3.35	$3.36	$2.96	$2.69	$3.18	$2.86	$2.40	$2.14
Number of accumulation units outstanding at end of period (000 omitted)	360	388	454	485	550	614	809	811	1,076	1,433

Morgan Stanley VIF Discovery Portfolio, Class II Shares (5/1/2006)
Accumulation unit value at beginning of period	$3.07	$2.21	$2.02	$1.47	$1.63	$1.75	$1.74	$1.28	$1.19	$1.29
Accumulation unit value at end of period	$7.66	$3.07	$2.21	$2.02	$1.47	$1.63	$1.75	$1.74	$1.28	$1.19
Number of accumulation units outstanding at end of period (000 omitted)	257	222	244	204	239	243	250	300	402	557

Neuberger Berman AMT Sustainable Equity Portfolio (Class S) (7/19/2010)
Accumulation unit value at beginning of period	$2.69	$2.16	$2.32	$1.98	$1.83	$1.86	$1.70	$1.25	$1.14	$1.19
Accumulation unit value at end of period	$3.18	$2.69	$2.16	$2.32	$1.98	$1.83	$1.86	$1.70	$1.25	$1.14
Number of accumulation units outstanding at end of period (000 omitted)	32	39	12	3	3	7	9	17	13	8

Neuberger Berman AMT U.S. Equity Index PutWrite Strategy Portfolio (Class S) (6/30/2014)
Accumulation unit value at beginning of period	$1.02	$0.89	$0.96	$0.91	$0.93	$0.99	$1.00	—	—	—
Accumulation unit value at end of period	$1.09	$1.02	$0.89	$0.96	$0.91	$0.93	$0.99	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	58	58	73	69	64	38	5	—	—	—

PIMCO VIT All Asset Portfolio, Advisor Class (5/1/2006)
Accumulation unit value at beginning of period	$1.66	$1.50	$1.60	$1.43	$1.27	$1.42	$1.42	$1.44	$1.26	$1.25
Accumulation unit value at end of period	$1.77	$1.66	$1.50	$1.60	$1.43	$1.27	$1.42	$1.42	$1.44	$1.26
Number of accumulation units outstanding at end of period (000 omitted)	506	521	658	765	1,116	1,351	1,702	2,309	3,659	3,457

PIMCO VIT Global Managed Asset Allocation Portfolio, Advisor Class (4/30/2012)
Accumulation unit value at beginning of period	$1.21	$1.05	$1.12	$0.99	$0.96	$0.97	$0.94	$1.03	$1.00	—
Accumulation unit value at end of period	$1.40	$1.21	$1.05	$1.12	$0.99	$0.96	$0.97	$0.94	$1.03	—
Number of accumulation units outstanding at end of period (000 omitted)	98	104	94	46	47	47	47	69	24	—

PIMCO VIT Total Return Portfolio, Advisor Class (4/29/2013)
Accumulation unit value at beginning of period	$1.10	$1.02	$1.04	$1.00	$0.99	$1.00	$0.96	$1.00	—	—
Accumulation unit value at end of period	$1.18	$1.10	$1.02	$1.04	$1.00	$0.99	$1.00	$0.96	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,572	1,183	781	370	220	272	239	187	—	—

Templeton Global Bond VIP Fund – Class 2 (4/29/2013)
Accumulation unit value at beginning of period	$0.98	$0.97	$0.96	$0.96	$0.94	$0.99	$0.98	$1.00	—	—
Accumulation unit value at end of period	$0.92	$0.98	$0.97	$0.96	$0.96	$0.94	$0.99	$0.98	—	—
Number of accumulation units outstanding at end of period (000 omitted)	683	743	662	664	612	544	482	264	—	—

VanEck VIP Global Gold Fund (Class S Shares) (4/29/2013)
Accumulation unit value at beginning of period	$1.00	$0.72	$0.87	$0.79	$0.54	$0.71	$0.77	$1.00	—	—
Accumulation unit value at end of period	$1.37	$1.00	$0.72	$0.87	$0.79	$0.54	$0.71	$0.77	—	—
Number of accumulation units outstanding at end of period (000 omitted)	245	175	174	176	65	76	46	9	—	—

Variable Portfolio – Aggressive Portfolio (Class 2) (5/7/2010)
Accumulation unit value at beginning of period	$2.01	$1.67	$1.84	$1.56	$1.49	$1.52	$1.45	$1.21	$1.08	$1.12
Accumulation unit value at end of period	$2.29	$2.01	$1.67	$1.84	$1.56	$1.49	$1.52	$1.45	$1.21	$1.08
Number of accumulation units outstanding at end of period (000 omitted)	3,896	4,591	5,161	5,652	6,892	7,080	6,981	6,752	5,624	4,473

Variable Portfolio – Conservative Portfolio (Class 2) (5/7/2010)
Accumulation unit value at beginning of period	$1.36	$1.24	$1.29	$1.21	$1.19	$1.20	$1.16	$1.14	$1.07	$1.05
Accumulation unit value at end of period	$1.48	$1.36	$1.24	$1.29	$1.21	$1.19	$1.20	$1.16	$1.14	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	7,266	5,232	5,382	5,922	7,036	5,213	6,461	7,716	11,338	9,044

Variable Portfolio – Managed Risk Fund (Class 2) (9/18/2017)
Accumulation unit value at beginning of period	$1.12	$0.97	$1.04	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.19	$1.12	$0.97	$1.04	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	6,194	5,144	3,509	337	—	—	—	—	—	—

Variable Portfolio – Managed Risk U.S. Fund (Class 2) (9/18/2017)
Accumulation unit value at beginning of period	$1.17	$1.00	$1.04	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.27	$1.17	$1.00	$1.04	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	9,754	6,331	4,440	763	—	—	—	—	—	—

Variable Portfolio – Managed Volatility Conservative Fund (Class 2) (4/29/2013)
Accumulation unit value at beginning of period	$1.19	$1.08	$1.12	$1.04	$1.02	$1.04	$1.01	$1.00	—	—
Accumulation unit value at end of period	$1.28	$1.19	$1.08	$1.12	$1.04	$1.02	$1.04	$1.01	—	—
Number of accumulation units outstanding at end of period (000 omitted)	23,218	18,108	15,376	13,478	14,776	6,274	2,793	1,545	—	—

Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2) (4/29/2013)
Accumulation unit value at beginning of period	$1.27	$1.12	$1.18	$1.08	$1.05	$1.08	$1.04	$1.00	—	—
Accumulation unit value at end of period	$1.37	$1.27	$1.12	$1.18	$1.08	$1.05	$1.08	$1.04	—	—
Number of accumulation units outstanding at end of period (000 omitted)	38,962	38,969	35,424	31,244	26,125	18,730	13,568	3,888	—	—

64     RiverSource  RAVA 5 Access Variable Annuity New York — Prospectus

Variable account charges of 0.95% of the daily net assets of the variable account. (continued)
Year ended December 31,	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Variable Portfolio – Managed Volatility Growth Fund (Class 2) (4/29/2013)
Accumulation unit value at beginning of period	$1.42	$1.21	$1.32	$1.14	$1.11	$1.16	$1.12	$1.00	—	—
Accumulation unit value at end of period	$1.56	$1.42	$1.21	$1.32	$1.14	$1.11	$1.16	$1.12	—	—
Number of accumulation units outstanding at end of period (000 omitted)	230,116	217,683	198,177	172,229	147,274	113,712	69,461	26,594	—	—

Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2) (4/30/2012)
Accumulation unit value at beginning of period	$1.44	$1.25	$1.34	$1.19	$1.16	$1.20	$1.16	$1.02	$1.00	—
Accumulation unit value at end of period	$1.58	$1.44	$1.25	$1.34	$1.19	$1.16	$1.20	$1.16	$1.02	—
Number of accumulation units outstanding at end of period (000 omitted)	322,347	324,896	326,083	306,193	287,326	247,127	193,714	130,609	51,139	—

Variable Portfolio – Moderate Portfolio (Class 2) (5/7/2010)
Accumulation unit value at beginning of period	$1.69	$1.47	$1.57	$1.40	$1.35	$1.37	$1.32	$1.19	$1.09	$1.09
Accumulation unit value at end of period	$1.89	$1.69	$1.47	$1.57	$1.40	$1.35	$1.37	$1.32	$1.19	$1.09
Number of accumulation units outstanding at end of period (000 omitted)	78,466	77,648	78,903	89,200	92,098	94,951	93,380	93,636	91,080	71,003

Variable Portfolio – Moderately Aggressive Portfolio (Class 2) (5/7/2010)
Accumulation unit value at beginning of period	$1.85	$1.57	$1.70	$1.48	$1.42	$1.45	$1.39	$1.21	$1.09	$1.11
Accumulation unit value at end of period	$2.08	$1.85	$1.57	$1.70	$1.48	$1.42	$1.45	$1.39	$1.21	$1.09
Number of accumulation units outstanding at end of period (000 omitted)	23,053	25,646	27,729	31,597	37,459	37,970	35,428	36,965	35,294	32,460

Variable Portfolio – Moderately Conservative Portfolio (Class 2) (5/7/2010)
Accumulation unit value at beginning of period	$1.52	$1.35	$1.42	$1.30	$1.27	$1.28	$1.23	$1.16	$1.08	$1.07
Accumulation unit value at end of period	$1.67	$1.52	$1.35	$1.42	$1.30	$1.27	$1.28	$1.23	$1.16	$1.08
Number of accumulation units outstanding at end of period (000 omitted)	17,831	16,002	16,812	19,231	20,349	21,397	23,307	27,235	28,147	23,560

Variable Portfolio – Partners Core Bond Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$1.21	$1.13	$1.14	$1.12	$1.10	$1.11	$1.06	$1.10	$1.06	$1.01
Accumulation unit value at end of period	$1.29	$1.21	$1.13	$1.14	$1.12	$1.10	$1.11	$1.06	$1.10	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	240	223	202	202	187	116	98	80	52	29

Variable Portfolio – Partners Core Equity Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$2.49	$1.99	$2.19	$1.84	$1.70	$1.71	$1.55	$1.22	$1.11	$1.16
Accumulation unit value at end of period	$2.88	$2.49	$1.99	$2.19	$1.84	$1.70	$1.71	$1.55	$1.22	$1.11
Number of accumulation units outstanding at end of period (000 omitted)	30	30	41	50	60	64	53	54	53	54

Variable Portfolio – Partners International Core Equity Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$1.47	$1.26	$1.52	$1.26	$1.31	$1.34	$1.45	$1.21	$1.01	$1.17
Accumulation unit value at end of period	$1.62	$1.47	$1.26	$1.52	$1.26	$1.31	$1.34	$1.45	$1.21	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	142	108	135	150	192	184	135	30	10	10

Variable Portfolio – Partners International Growth Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$1.65	$1.32	$1.64	$1.31	$1.37	$1.42	$1.44	$1.22	$1.07	$1.16
Accumulation unit value at end of period	$2.00	$1.65	$1.32	$1.64	$1.31	$1.37	$1.42	$1.44	$1.22	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	341	323	400	581	665	611	197	31	24	33

Variable Portfolio – Partners International Value Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$1.31	$1.17	$1.43	$1.15	$1.08	$1.18	$1.29	$1.09	$0.94	$1.18
Accumulation unit value at end of period	$1.24	$1.31	$1.17	$1.43	$1.15	$1.08	$1.18	$1.29	$1.09	$0.94
Number of accumulation units outstanding at end of period (000 omitted)	409	421	445	346	285	210	163	71	68	67

Variable Portfolio – Partners Small Cap Growth Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$2.50	$2.08	$2.21	$1.88	$1.79	$1.91	$1.93	$1.40	$1.27	$1.29
Accumulation unit value at end of period	$3.42	$2.50	$2.08	$2.21	$1.88	$1.79	$1.91	$1.93	$1.40	$1.27
Number of accumulation units outstanding at end of period (000 omitted)	54	68	83	75	64	66	52	30	25	19

Variable Portfolio – Partners Small Cap Value Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$2.10	$1.77	$2.08	$1.96	$1.58	$1.76	$1.74	$1.31	$1.16	$1.23
Accumulation unit value at end of period	$2.16	$2.10	$1.77	$2.08	$1.96	$1.58	$1.76	$1.74	$1.31	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	66	62	127	76	78	58	54	20	19	12

Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 2) (11/14/2016)
Accumulation unit value at beginning of period	$1.22	$1.07	$1.11	$1.01	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.28	$1.22	$1.07	$1.11	$1.01	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	11,007	8,953	5,028	3,222	158	—	—	—	—	—

Variable Portfolio – U.S. Flexible Growth Fund (Class 2) (11/14/2016)
Accumulation unit value at beginning of period	$1.37	$1.15	$1.21	$1.03	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.43	$1.37	$1.15	$1.21	$1.03	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	97,027	73,822	42,729	22,933	3,392	—	—	—	—	—

Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 2) (11/14/2016)
Accumulation unit value at beginning of period	$1.30	$1.11	$1.16	$1.02	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.36	$1.30	$1.11	$1.16	$1.02	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	47,707	42,378	28,875	18,826	1,553	—	—	—	—	—

RiverSource  RAVA 5 Access Variable Annuity New York — Prospectus    65

Variable account charges of 0.95% of the daily net assets of the variable account. (continued)
Year ended December 31,	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Wells Fargo VT Opportunity Fund – Class 2 (8/13/2001)
Accumulation unit value at beginning of period	$3.50	$2.69	$2.92	$2.45	$2.20	$2.30	$2.10	$1.62	$1.42	$1.51
Accumulation unit value at end of period	$4.20	$3.50	$2.69	$2.92	$2.45	$2.20	$2.30	$2.10	$1.62	$1.42
Number of accumulation units outstanding at end of period (000 omitted)	213	238	251	235	299	370	452	600	724	965

Wells Fargo VT Small Cap Growth Fund – Class 2 (5/1/2001)
Accumulation unit value at beginning of period	$3.37	$2.72	$2.71	$2.18	$2.04	$2.12	$2.18	$1.47	$1.37	$1.45
Accumulation unit value at end of period	$5.26	$3.37	$2.72	$2.71	$2.18	$2.04	$2.12	$2.18	$1.47	$1.37
Number of accumulation units outstanding at end of period (000 omitted)	366	336	325	265	282	302	350	373	519	683

Western Asset Variable Global High Yield Bond Portfolio – Class II (4/29/2013)
Accumulation unit value at beginning of period	$1.21	$1.07	$1.13	$1.05	$0.92	$0.99	$1.01	$1.00	—	—
Accumulation unit value at end of period	$1.29	$1.21	$1.07	$1.13	$1.05	$0.92	$0.99	$1.01	—	—
Number of accumulation units outstanding at end of period (000 omitted)	145	131	118	121	119	125	172	33	—	—
Variable account charges of 1.30% of the daily net assets of the variable account.
Year ended December 31,	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
AB VPS Dynamic Asset Allocation Portfolio (Class B) (4/29/2013)
Accumulation unit value at beginning of period	$1.28	$1.12	$1.23	$1.09	$1.07	$1.09	$1.06	$1.00	—	—
Accumulation unit value at end of period	$1.32	$1.28	$1.12	$1.23	$1.09	$1.07	$1.09	$1.06	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

AB VPS Large Cap Growth Portfolio (Class B) (7/24/2006)
Accumulation unit value at beginning of period	$3.57	$2.69	$2.66	$2.05	$2.03	$1.85	$1.65	$1.22	$1.06	$1.12
Accumulation unit value at end of period	$4.76	$3.57	$2.69	$2.66	$2.05	$2.03	$1.85	$1.65	$1.22	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	115	109	105	87	92	90	64	15	2	14

ALPS/Alerian Energy Infrastructure Portfolio: Class III (4/30/2013)
Accumulation unit value at beginning of period	$0.93	$0.78	$0.98	$1.00	$0.72	$1.17	$1.06	$1.00	—	—
Accumulation unit value at end of period	$0.69	$0.93	$0.78	$0.98	$1.00	$0.72	$1.17	$1.06	—	—
Number of accumulation units outstanding at end of period (000 omitted)	61	126	122	122	146	83	74	58	—	—

American Century VP Value, Class II (7/24/2006)
Accumulation unit value at beginning of period	$2.28	$1.82	$2.03	$1.90	$1.60	$1.69	$1.51	$1.17	$1.03	$1.04
Accumulation unit value at end of period	$2.27	$2.28	$1.82	$2.03	$1.90	$1.60	$1.69	$1.51	$1.17	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	140	169	170	194	192	215	182	150	196	127

BlackRock Global Allocation V.I. Fund (Class III) (4/30/2012)
Accumulation unit value at beginning of period	$1.39	$1.20	$1.31	$1.17	$1.14	$1.17	$1.16	$1.03	$1.00	—
Accumulation unit value at end of period	$1.66	$1.39	$1.20	$1.31	$1.17	$1.14	$1.17	$1.16	$1.03	—
Number of accumulation units outstanding at end of period (000 omitted)	101	191	191	205	236	206	199	131	32	—

Columbia Variable Portfolio – Balanced Fund (Class 3) (7/24/2006)
Accumulation unit value at beginning of period	$2.11	$1.74	$1.87	$1.65	$1.58	$1.57	$1.44	$1.20	$1.07	$1.06
Accumulation unit value at end of period	$2.44	$2.11	$1.74	$1.87	$1.65	$1.58	$1.57	$1.44	$1.20	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	1,135	901	528	308	170	112	64	61	47	72

Columbia Variable Portfolio – Commodity Strategy Fund (Class 2) (4/30/2013)
Accumulation unit value at beginning of period	$0.54	$0.51	$0.60	$0.60	$0.54	$0.72	$0.92	$1.00	—	—
Accumulation unit value at end of period	$0.53	$0.54	$0.51	$0.60	$0.60	$0.54	$0.72	$0.92	—	—
Number of accumulation units outstanding at end of period (000 omitted)	75	133	129	100	118	61	31	11	—	—

Columbia Variable Portfolio – Contrarian Core Fund (Class 2) (4/29/2013)
Accumulation unit value at beginning of period	$2.06	$1.57	$1.75	$1.46	$1.37	$1.35	$1.21	$1.00	—	—
Accumulation unit value at end of period	$2.48	$2.06	$1.57	$1.75	$1.46	$1.37	$1.35	$1.21	—	—
Number of accumulation units outstanding at end of period (000 omitted)	33	33	35	36	33	33	22	7	—	—

Columbia Variable Portfolio – Disciplined Core Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$3.17	$2.58	$2.72	$2.22	$2.09	$2.10	$1.85	$1.40	$1.25	$1.20
Accumulation unit value at end of period	$3.56	$3.17	$2.58	$2.72	$2.22	$2.09	$2.10	$1.85	$1.40	$1.25
Number of accumulation units outstanding at end of period (000 omitted)	15	6	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Dividend Opportunity Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$2.35	$1.93	$2.08	$1.84	$1.65	$1.72	$1.59	$1.27	$1.13	$1.21
Accumulation unit value at end of period	$2.34	$2.35	$1.93	$2.08	$1.84	$1.65	$1.72	$1.59	$1.27	$1.13
Number of accumulation units outstanding at end of period (000 omitted)	59	62	23	23	13	13	13	13	26	—

Columbia Variable Portfolio – Emerging Markets Bond Fund (Class 2) (4/29/2013)
Accumulation unit value at beginning of period	$1.07	$0.97	$1.06	$0.96	$0.88	$0.90	$0.90	$1.00	—	—
Accumulation unit value at end of period	$1.14	$1.07	$0.97	$1.06	$0.96	$0.88	$0.90	$0.90	—	—
Number of accumulation units outstanding at end of period (000 omitted)	29	2	4	4	—	—	—	—	—	—

66     RiverSource  RAVA 5 Access Variable Annuity New York — Prospectus

Variable account charges of 1.30% of the daily net assets of the variable account. (continued)
Year ended December 31,	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Columbia Variable Portfolio – Emerging Markets Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$1.42	$1.09	$1.41	$0.98	$0.94	$1.05	$1.09	$1.13	$0.95	$1.22
Accumulation unit value at end of period	$1.86	$1.42	$1.09	$1.41	$0.98	$0.94	$1.05	$1.09	$1.13	$0.95
Number of accumulation units outstanding at end of period (000 omitted)	46	71	78	62	70	25	18	—	7	—

Columbia Variable Portfolio – Global Strategic Income Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$0.97	$0.89	$0.96	$0.92	$0.94	$1.02	$1.02	$1.12	$1.07	$1.04
Accumulation unit value at end of period	$1.01	$0.97	$0.89	$0.96	$0.92	$0.94	$1.02	$1.02	$1.12	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	19	19	33	33	34	38	38	41	52	15

Columbia Variable Portfolio – Government Money Market Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$0.91	$0.91	$0.91	$0.92	$0.93	$0.94	$0.96	$0.97	$0.98	$0.99
Accumulation unit value at end of period	$0.90	$0.91	$0.91	$0.91	$0.92	$0.93	$0.94	$0.96	$0.97	$0.98
Number of accumulation units outstanding at end of period (000 omitted)	455	291	254	219	225	89	80	62	15	7

Columbia Variable Portfolio – High Yield Bond Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$1.68	$1.46	$1.54	$1.47	$1.33	$1.37	$1.34	$1.28	$1.12	$1.08
Accumulation unit value at end of period	$1.76	$1.68	$1.46	$1.54	$1.47	$1.33	$1.37	$1.34	$1.28	$1.12
Number of accumulation units outstanding at end of period (000 omitted)	35	10	10	10	11	14	24	24	30	24

Columbia Variable Portfolio – Income Opportunities Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$1.64	$1.43	$1.50	$1.44	$1.31	$1.35	$1.31	$1.27	$1.12	$1.07
Accumulation unit value at end of period	$1.71	$1.64	$1.43	$1.50	$1.44	$1.31	$1.35	$1.31	$1.27	$1.12
Number of accumulation units outstanding at end of period (000 omitted)	30	30	44	44	34	486	502	535	39	9

Columbia Variable Portfolio – Intermediate Bond Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$1.25	$1.16	$1.18	$1.15	$1.12	$1.13	$1.09	$1.13	$1.07	$1.02
Accumulation unit value at end of period	$1.39	$1.25	$1.16	$1.18	$1.15	$1.12	$1.13	$1.09	$1.13	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	206	114	142	140	180	181	211	212	226	34

Columbia Variable Portfolio – Large Cap Growth Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$3.37	$2.52	$2.66	$2.11	$2.11	$1.97	$1.75	$1.36	$1.15	$1.21
Accumulation unit value at end of period	$4.47	$3.37	$2.52	$2.66	$2.11	$2.11	$1.97	$1.75	$1.36	$1.15
Number of accumulation units outstanding at end of period (000 omitted)	76	13	13	13	8	8	14	7	5	—

Columbia Variable Portfolio – Large Cap Index Fund (Class 3) (7/24/2006)
Accumulation unit value at beginning of period	$2.75	$2.13	$2.26	$1.89	$1.72	$1.72	$1.54	$1.19	$1.04	$1.04
Accumulation unit value at end of period	$3.20	$2.75	$2.13	$2.26	$1.89	$1.72	$1.72	$1.54	$1.19	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	623	416	298	272	153	138	88	59	64	46

Columbia Variable Portfolio – Limited Duration Credit Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$1.11	$1.04	$1.06	$1.05	$1.01	$1.05	$1.06	$1.07	$1.02	$1.01
Accumulation unit value at end of period	$1.15	$1.11	$1.04	$1.06	$1.05	$1.01	$1.05	$1.06	$1.07	$1.02
Number of accumulation units outstanding at end of period (000 omitted)	71	38	18	18	36	27	49	42	60	—

Columbia Variable Portfolio – Long Government/Credit Bond Fund (Class 2) (4/30/2013)
Accumulation unit value at beginning of period	$1.19	$1.01	$1.08	$0.99	$0.97	$0.99	$0.95	$1.00	—	—
Accumulation unit value at end of period	$1.37	$1.19	$1.01	$1.08	$0.99	$0.97	$0.99	$0.95	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$2.52	$1.89	$2.02	$1.67	$1.65	$1.59	$1.50	$1.16	$1.06	$1.27
Accumulation unit value at end of period	$3.36	$2.52	$1.89	$2.02	$1.67	$1.65	$1.59	$1.50	$1.16	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	42	42	43	21	24	21	4	—	—	—

Columbia Variable Portfolio – Overseas Core Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$1.58	$1.28	$1.56	$1.24	$1.34	$1.30	$1.44	$1.19	$1.03	$1.19
Accumulation unit value at end of period	$1.70	$1.58	$1.28	$1.56	$1.24	$1.34	$1.30	$1.44	$1.19	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	14	9	9	9	9	9	—	—	—	—

Columbia Variable Portfolio – Select Large Cap Value Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$2.88	$2.31	$2.67	$2.24	$1.90	$2.03	$1.85	$1.36	$1.16	$1.20
Accumulation unit value at end of period	$3.04	$2.88	$2.31	$2.67	$2.24	$1.90	$2.03	$1.85	$1.36	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	14	13	9	9	14	11	10	—	—	—

Columbia Variable Portfolio – Select Mid Cap Value Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$2.60	$2.01	$2.35	$2.10	$1.87	$2.00	$1.80	$1.33	$1.14	$1.26
Accumulation unit value at end of period	$2.75	$2.60	$2.01	$2.35	$2.10	$1.87	$2.00	$1.80	$1.33	$1.14
Number of accumulation units outstanding at end of period (000 omitted)	33	27	27	7	7	5	5	3	—	—

Columbia Variable Portfolio – Select Small Cap Value Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$2.40	$2.07	$2.41	$2.18	$1.94	$2.03	$1.95	$1.33	$1.15	$1.27
Accumulation unit value at end of period	$2.58	$2.40	$2.07	$2.41	$2.18	$1.94	$2.03	$1.95	$1.33	$1.15
Number of accumulation units outstanding at end of period (000 omitted)	5	4	4	4	4	3	3	—	—	—

RiverSource  RAVA 5 Access Variable Annuity New York — Prospectus    67

Variable account charges of 1.30% of the daily net assets of the variable account. (continued)
Year ended December 31,	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Columbia Variable Portfolio – Strategic Income Fund (Class 2) (4/29/2011)
Accumulation unit value at beginning of period	$1.22	$1.12	$1.15	$1.10	$1.02	$1.05	$1.03	$1.04	$0.94	$1.00
Accumulation unit value at end of period	$1.29	$1.22	$1.12	$1.15	$1.10	$1.02	$1.05	$1.03	$1.04	$0.94
Number of accumulation units outstanding at end of period (000 omitted)	166	187	98	73	31	23	54	70	51	36

Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$1.09	$1.04	$1.04	$1.02	$1.01	$1.01	$0.97	$1.00	$1.00	$1.00
Accumulation unit value at end of period	$1.13	$1.09	$1.04	$1.04	$1.02	$1.01	$1.01	$0.97	$1.00	$1.00
Number of accumulation units outstanding at end of period (000 omitted)	65	62	9	9	9	9	10	9	6	—

CTIVP ® – American Century Diversified Bond Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$1.20	$1.11	$1.14	$1.10	$1.08	$1.10	$1.05	$1.09	$1.06	$1.00
Accumulation unit value at end of period	$1.28	$1.20	$1.11	$1.14	$1.10	$1.08	$1.10	$1.05	$1.09	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	104	100	92	90	88	95	74	18	32	5

CTIVP ® – BlackRock Global Inflation-Protected Securities Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$1.25	$1.18	$1.20	$1.19	$1.11	$1.14	$1.07	$1.15	$1.10	$1.02
Accumulation unit value at end of period	$1.35	$1.25	$1.18	$1.20	$1.19	$1.11	$1.14	$1.07	$1.15	$1.10
Number of accumulation units outstanding at end of period (000 omitted)	21	22	35	35	35	34	18	21	19	—

CTIVP ® – CenterSquare Real Estate Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$1.90	$1.53	$1.65	$1.58	$1.52	$1.56	$1.39	$1.37	$1.07	$1.19
Accumulation unit value at end of period	$1.78	$1.90	$1.53	$1.65	$1.58	$1.52	$1.56	$1.39	$1.37	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	13	41	55	42	52	34	32	29	23	—

CTIVP ® – Lazard International Equity Advantage Fund (Class 2) (4/30/2013)
Accumulation unit value at beginning of period	$1.17	$1.02	$1.23	$1.01	$0.98	$1.03	$1.05	$1.00	—	—
Accumulation unit value at end of period	$1.20	$1.17	$1.02	$1.23	$1.01	$0.98	$1.03	$1.05	—	—
Number of accumulation units outstanding at end of period (000 omitted)	9	128	122	20	7	6	—	—	—	—

CTIVP ® – Loomis Sayles Growth Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$3.48	$2.68	$2.79	$2.13	$2.05	$1.88	$1.70	$1.33	$1.18	$1.21
Accumulation unit value at end of period	$4.52	$3.48	$2.68	$2.79	$2.13	$2.05	$1.88	$1.70	$1.33	$1.18
Number of accumulation units outstanding at end of period (000 omitted)	10	14	15	16	—	—	—	—	—	—

CTIVP ® – Los Angeles Capital Large Cap Growth Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$3.26	$2.50	$2.57	$1.99	$2.07	$1.98	$1.82	$1.35	$1.21	$1.23
Accumulation unit value at end of period	$4.41	$3.26	$2.50	$2.57	$1.99	$2.07	$1.98	$1.82	$1.35	$1.21
Number of accumulation units outstanding at end of period (000 omitted)	37	37	11	11	11	6	—	—	—	—

CTIVP ® – MFS® Value Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$2.72	$2.13	$2.40	$2.07	$1.85	$1.89	$1.74	$1.30	$1.14	$1.15
Accumulation unit value at end of period	$2.77	$2.72	$2.13	$2.40	$2.07	$1.85	$1.89	$1.74	$1.30	$1.14
Number of accumulation units outstanding at end of period (000 omitted)	84	90	45	51	37	37	41	37	4	—

CTIVP ® – Morgan Stanley Advantage Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$3.17	$2.53	$2.50	$1.92	$1.88	$1.79	$1.70	$1.31	$1.19	$1.24
Accumulation unit value at end of period	$5.49	$3.17	$2.53	$2.50	$1.92	$1.88	$1.79	$1.70	$1.31	$1.19
Number of accumulation units outstanding at end of period (000 omitted)	7	7	8	8	9	9	2	3	—	—

CTIVP ® – T. Rowe Price Large Cap Value Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$2.37	$1.90	$2.13	$1.86	$1.65	$1.83	$1.69	$1.34	$1.20	$1.17
Accumulation unit value at end of period	$2.40	$2.37	$1.90	$2.13	$1.86	$1.65	$1.83	$1.69	$1.34	$1.20
Number of accumulation units outstanding at end of period (000 omitted)	39	60	81	47	22	23	24	24	24	9

CTIVP ® – TCW Core Plus Bond Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$1.12	$1.04	$1.06	$1.04	$1.03	$1.04	$1.01	$1.05	$1.04	$1.00
Accumulation unit value at end of period	$1.20	$1.12	$1.04	$1.06	$1.04	$1.03	$1.04	$1.01	$1.05	$1.04
Number of accumulation units outstanding at end of period (000 omitted)	74	74	5	6	7	11	4	4	4	—

CTIVP ® – Victory Sycamore Established Value Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$2.90	$2.29	$2.59	$2.27	$1.91	$1.93	$1.75	$1.31	$1.13	$1.23
Accumulation unit value at end of period	$3.08	$2.90	$2.29	$2.59	$2.27	$1.91	$1.93	$1.75	$1.31	$1.13
Number of accumulation units outstanding at end of period (000 omitted)	39	70	78	46	61	25	18	18	19	—

CTIVP ® – Wells Fargo Short Duration Government Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$0.98	$0.96	$0.97	$0.97	$0.98	$0.99	$1.00	$1.01	$1.01	$1.00
Accumulation unit value at end of period	$1.00	$0.98	$0.96	$0.97	$0.97	$0.98	$0.99	$1.00	$1.01	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	275	263	249	27	179	25	19	31	49	—

CTIVP ® – Westfield Mid Cap Growth Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$2.93	$2.09	$2.20	$1.82	$1.78	$1.86	$1.73	$1.37	$1.19	$1.19
Accumulation unit value at end of period	$3.67	$2.93	$2.09	$2.20	$1.82	$1.78	$1.86	$1.73	$1.37	$1.19
Number of accumulation units outstanding at end of period (000 omitted)	4	4	17	17	17	17	23	17	18	—

68     RiverSource  RAVA 5 Access Variable Annuity New York — Prospectus

Variable account charges of 1.30% of the daily net assets of the variable account. (continued)
Year ended December 31,	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
DWS Alternative Asset Allocation VIP, Class B (4/30/2012)
Accumulation unit value at beginning of period	$1.03	$0.91	$1.02	$0.97	$0.93	$1.01	$0.99	$1.00	$1.00	—
Accumulation unit value at end of period	$1.07	$1.03	$0.91	$1.02	$0.97	$0.93	$1.01	$0.99	$1.00	—
Number of accumulation units outstanding at end of period (000 omitted)	23	29	42	42	29	39	72	78	31	—

Fidelity ® VIP ContrafundSM Portfolio Service Class 2 (7/24/2006)
Accumulation unit value at beginning of period	$2.67	$2.06	$2.23	$1.86	$1.75	$1.77	$1.60	$1.24	$1.08	$1.13
Accumulation unit value at end of period	$3.43	$2.67	$2.06	$2.23	$1.86	$1.75	$1.77	$1.60	$1.24	$1.08
Number of accumulation units outstanding at end of period (000 omitted)	495	583	545	583	538	643	670	663	729	752

Fidelity ® VIP Mid Cap Portfolio Service Class 2 (7/24/2006)
Accumulation unit value at beginning of period	$2.42	$1.99	$2.37	$1.99	$1.80	$1.85	$1.77	$1.32	$1.17	$1.33
Accumulation unit value at end of period	$2.82	$2.42	$1.99	$2.37	$1.99	$1.80	$1.85	$1.77	$1.32	$1.17
Number of accumulation units outstanding at end of period (000 omitted)	277	256	198	251	211	212	285	318	313	312

Fidelity ® VIP Strategic Income Portfolio Service Class 2 (4/29/2013)
Accumulation unit value at beginning of period	$1.15	$1.05	$1.10	$1.03	$0.97	$1.00	$0.98	$1.00	—	—
Accumulation unit value at end of period	$1.22	$1.15	$1.05	$1.10	$1.03	$0.97	$1.00	$0.98	—	—
Number of accumulation units outstanding at end of period (000 omitted)	178	230	200	105	48	55	31	14	—	—

Franklin Income VIP Fund – Class 2 (4/29/2013)
Accumulation unit value at beginning of period	$1.33	$1.16	$1.23	$1.14	$1.01	$1.10	$1.07	$1.00	—	—
Accumulation unit value at end of period	$1.33	$1.33	$1.16	$1.23	$1.14	$1.01	$1.10	$1.07	—	—
Number of accumulation units outstanding at end of period (000 omitted)	249	179	95	116	119	91	125	71	—	—

Franklin Mutual Shares VIP Fund – Class 2 (7/24/2006)
Accumulation unit value at beginning of period	$1.81	$1.50	$1.67	$1.56	$1.36	$1.45	$1.37	$1.08	$0.96	$0.98
Accumulation unit value at end of period	$1.70	$1.81	$1.50	$1.67	$1.56	$1.36	$1.45	$1.37	$1.08	$0.96
Number of accumulation units outstanding at end of period (000 omitted)	535	628	569	301	289	292	301	328	316	297

Franklin Small Cap Value VIP Fund – Class 2 (7/24/2006)
Accumulation unit value at beginning of period	$2.39	$1.92	$2.23	$2.04	$1.59	$1.74	$1.75	$1.30	$1.11	$1.17
Accumulation unit value at end of period	$2.48	$2.39	$1.92	$2.23	$2.04	$1.59	$1.74	$1.75	$1.30	$1.11
Number of accumulation units outstanding at end of period (000 omitted)	83	80	73	101	103	92	80	76	63	47

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio – Advisor Shares (6/30/2014)
Accumulation unit value at beginning of period	$0.91	$0.85	$0.93	$0.90	$0.91	$0.97	$1.00	—	—	—
Accumulation unit value at end of period	$0.96	$0.91	$0.85	$0.93	$0.90	$0.91	$0.97	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	125	17	17	17	16	16	3	—	—	—

Invesco Oppenheimer V.I. Global Fund, Series II Shares (7/24/2006)
Accumulation unit value at beginning of period	$2.34	$1.80	$2.11	$1.57	$1.59	$1.56	$1.54	$1.23	$1.03	$1.14
Accumulation unit value at end of period	$2.94	$2.34	$1.80	$2.11	$1.57	$1.59	$1.56	$1.54	$1.23	$1.03
Number of accumulation units outstanding at end of period (000 omitted)	121	96	91	101	130	110	90	46	74	60

Invesco Oppenheimer V.I. Global Strategic Income Fund, Series II Shares (7/24/2006)
Accumulation unit value at beginning of period	$1.54	$1.41	$1.49	$1.43	$1.36	$1.41	$1.40	$1.42	$1.27	$1.28
Accumulation unit value at end of period	$1.56	$1.54	$1.41	$1.49	$1.43	$1.36	$1.41	$1.40	$1.42	$1.27
Number of accumulation units outstanding at end of period (000 omitted)	168	230	288	635	720	836	916	1,174	1,287	1,382

Invesco Oppenheimer V.I. Main Street Small Cap Fund, Series II Shares (7/24/2006)
Accumulation unit value at beginning of period	$2.56	$2.06	$2.33	$2.07	$1.78	$1.92	$1.75	$1.26	$1.08	$1.12
Accumulation unit value at end of period	$3.02	$2.56	$2.06	$2.33	$2.07	$1.78	$1.92	$1.75	$1.26	$1.08
Number of accumulation units outstanding at end of period (000 omitted)	8	18	17	20	14	13	16	22	24	27

Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares (4/29/2013)
Accumulation unit value at beginning of period	$1.20	$1.06	$1.15	$1.06	$0.97	$1.02	$0.98	$1.00	—	—
Accumulation unit value at end of period	$1.31	$1.20	$1.06	$1.15	$1.06	$0.97	$1.02	$0.98	—	—
Number of accumulation units outstanding at end of period (000 omitted)	287	82	83	85	88	49	41	34	—	—

Ivy VIP Asset Strategy, Class II (4/29/2013)
Accumulation unit value at beginning of period	$1.28	$1.06	$1.14	$0.98	$1.01	$1.12	$1.20	$1.00	—	—
Accumulation unit value at end of period	$1.44	$1.28	$1.06	$1.14	$0.98	$1.01	$1.12	$1.20	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	26	26	75	126	23	—	—

Janus Henderson VIT Balanced Portfolio: Service Shares (4/27/2018)
Accumulation unit value at beginning of period	$1.19	$0.99	$1.00	—	—	—	—	—	—	—
Accumulation unit value at end of period	$1.34	$1.19	$0.99	—	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	365	228	192	—	—	—	—	—	—	—

Janus Henderson VIT Flexible Bond Portfolio: Service Shares (4/29/2013)
Accumulation unit value at beginning of period	$1.08	$1.00	$1.03	$1.01	$1.00	$1.01	$0.98	$1.00	—	—
Accumulation unit value at end of period	$1.18	$1.08	$1.00	$1.03	$1.01	$1.00	$1.01	$0.98	—	—
Number of accumulation units outstanding at end of period (000 omitted)	93	129	14	15	—	—	—	—	—	—

RiverSource  RAVA 5 Access Variable Annuity New York — Prospectus    69

Variable account charges of 1.30% of the daily net assets of the variable account. (continued)
Year ended December 31,	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Janus Henderson VIT Research Portfolio: Service Shares (5/1/2007)
Accumulation unit value at beginning of period	$2.44	$1.83	$1.91	$1.51	$1.53	$1.48	$1.33	$1.03	$0.89	$0.95
Accumulation unit value at end of period	$3.19	$2.44	$1.83	$1.91	$1.51	$1.53	$1.48	$1.33	$1.03	$0.89
Number of accumulation units outstanding at end of period (000 omitted)	8	11	19	43	46	38	61	111	120	151

Lazard Retirement Global Dynamic Multi-Asset Portfolio – Service Shares (4/29/2013)
Accumulation unit value at beginning of period	$1.45	$1.25	$1.35	$1.14	$1.12	$1.14	$1.12	$1.00	—	—
Accumulation unit value at end of period	$1.44	$1.45	$1.25	$1.35	$1.14	$1.12	$1.14	$1.12	—	—
Number of accumulation units outstanding at end of period (000 omitted)	406	—	—	—	—	—	—	—	—	—

MFS ® Utilities Series – Service Class (7/24/2006)
Accumulation unit value at beginning of period	$2.71	$2.20	$2.21	$1.96	$1.78	$2.12	$1.91	$1.61	$1.44	$1.37
Accumulation unit value at end of period	$2.83	$2.71	$2.20	$2.21	$1.96	$1.78	$2.12	$1.91	$1.61	$1.44
Number of accumulation units outstanding at end of period (000 omitted)	90	123	87	126	141	145	155	122	122	105

Morgan Stanley VIF Discovery Portfolio, Class II Shares (7/24/2006)
Accumulation unit value at beginning of period	$3.40	$2.46	$2.25	$1.65	$1.83	$1.97	$1.96	$1.45	$1.35	$1.47
Accumulation unit value at end of period	$8.46	$3.40	$2.46	$2.25	$1.65	$1.83	$1.97	$1.96	$1.45	$1.35
Number of accumulation units outstanding at end of period (000 omitted)	11	48	51	16	11	12	12	19	24	23

Neuberger Berman AMT Sustainable Equity Portfolio (Class S) (7/24/2006)
Accumulation unit value at beginning of period	$2.55	$2.06	$2.22	$1.90	$1.76	$1.79	$1.65	$1.22	$1.11	$1.16
Accumulation unit value at end of period	$3.01	$2.55	$2.06	$2.22	$1.90	$1.76	$1.79	$1.65	$1.22	$1.11
Number of accumulation units outstanding at end of period (000 omitted)	—	87	85	54	35	35	35	35	—	—

Neuberger Berman AMT U.S. Equity Index PutWrite Strategy Portfolio (Class S) (6/30/2014)
Accumulation unit value at beginning of period	$1.00	$0.88	$0.95	$0.90	$0.92	$0.98	$1.00	—	—	—
Accumulation unit value at end of period	$1.07	$1.00	$0.88	$0.95	$0.90	$0.92	$0.98	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

PIMCO VIT All Asset Portfolio, Advisor Class (7/24/2006)
Accumulation unit value at beginning of period	$1.59	$1.44	$1.55	$1.38	$1.24	$1.38	$1.39	$1.41	$1.25	$1.24
Accumulation unit value at end of period	$1.69	$1.59	$1.44	$1.55	$1.38	$1.24	$1.38	$1.39	$1.41	$1.25
Number of accumulation units outstanding at end of period (000 omitted)	137	172	123	139	153	206	326	508	587	511

PIMCO VIT Global Managed Asset Allocation Portfolio, Advisor Class (4/30/2012)
Accumulation unit value at beginning of period	$1.18	$1.02	$1.10	$0.98	$0.95	$0.97	$0.94	$1.03	$1.00	—
Accumulation unit value at end of period	$1.36	$1.18	$1.02	$1.10	$0.98	$0.95	$0.97	$0.94	$1.03	—
Number of accumulation units outstanding at end of period (000 omitted)	75	22	5	5	5	5	5	5	66	—

PIMCO VIT Total Return Portfolio, Advisor Class (4/29/2013)
Accumulation unit value at beginning of period	$1.07	$1.00	$1.02	$0.99	$0.98	$0.99	$0.96	$1.00	—	—
Accumulation unit value at end of period	$1.15	$1.07	$1.00	$1.02	$0.99	$0.98	$0.99	$0.96	—	—
Number of accumulation units outstanding at end of period (000 omitted)	220	108	123	66	13	13	—	3	—	—

Templeton Global Bond VIP Fund – Class 2 (4/29/2013)
Accumulation unit value at beginning of period	$0.96	$0.95	$0.95	$0.94	$0.93	$0.98	$0.98	$1.00	—	—
Accumulation unit value at end of period	$0.90	$0.96	$0.95	$0.95	$0.94	$0.93	$0.98	$0.98	—	—
Number of accumulation units outstanding at end of period (000 omitted)	111	129	56	58	29	36	5	—	—	—

VanEck VIP Global Gold Fund (Class S Shares) (4/29/2013)
Accumulation unit value at beginning of period	$0.97	$0.71	$0.85	$0.78	$0.53	$0.71	$0.76	$1.00	—	—
Accumulation unit value at end of period	$1.33	$0.97	$0.71	$0.85	$0.78	$0.53	$0.71	$0.76	—	—
Number of accumulation units outstanding at end of period (000 omitted)	73	97	117	38	45	11	4	—	—	—

Variable Portfolio – Aggressive Portfolio (Class 2) (5/7/2010)
Accumulation unit value at beginning of period	$1.94	$1.62	$1.79	$1.53	$1.46	$1.49	$1.43	$1.20	$1.07	$1.12
Accumulation unit value at end of period	$2.20	$1.94	$1.62	$1.79	$1.53	$1.46	$1.49	$1.43	$1.20	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	715	712	778	1,170	1,101	1,247	865	948	320	616

Variable Portfolio – Conservative Portfolio (Class 2) (5/7/2010)
Accumulation unit value at beginning of period	$1.32	$1.20	$1.26	$1.19	$1.16	$1.18	$1.15	$1.12	$1.06	$1.04
Accumulation unit value at end of period	$1.42	$1.32	$1.20	$1.26	$1.19	$1.16	$1.18	$1.15	$1.12	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	726	606	1,005	2,351	1,069	461	665	1,318	2,281	840

Variable Portfolio – Managed Risk Fund (Class 2) (9/18/2017)
Accumulation unit value at beginning of period	$1.11	$0.97	$1.03	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.18	$1.11	$0.97	$1.03	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	54	55	56	56	—	—	—	—	—	—

Variable Portfolio – Managed Risk U.S. Fund (Class 2) (9/18/2017)
Accumulation unit value at beginning of period	$1.16	$0.99	$1.04	$1.00	—	—	—	—	—	—
Accumulation unit value at end of period	$1.26	$1.16	$0.99	$1.04	—	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	—	—	—	—	—	—	—	—	—	—

70     RiverSource  RAVA 5 Access Variable Annuity New York — Prospectus

Variable account charges of 1.30% of the daily net assets of the variable account. (continued)
Year ended December 31,	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Variable Portfolio – Managed Volatility Conservative Fund (Class 2) (4/29/2013)
Accumulation unit value at beginning of period	$1.17	$1.05	$1.10	$1.03	$1.01	$1.04	$1.01	$1.00	—	—
Accumulation unit value at end of period	$1.24	$1.17	$1.05	$1.10	$1.03	$1.01	$1.04	$1.01	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,747	1,887	2,025	650	648	232	343	—	—	—

Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2) (4/29/2013)
Accumulation unit value at beginning of period	$1.24	$1.10	$1.16	$1.06	$1.04	$1.08	$1.04	$1.00	—	—
Accumulation unit value at end of period	$1.33	$1.24	$1.10	$1.16	$1.06	$1.04	$1.08	$1.04	—	—
Number of accumulation units outstanding at end of period (000 omitted)	2,959	3,052	3,077	3,485	4,245	1,892	949	319	—	—

Variable Portfolio – Managed Volatility Growth Fund (Class 2) (4/29/2013)
Accumulation unit value at beginning of period	$1.38	$1.18	$1.30	$1.12	$1.10	$1.15	$1.11	$1.00	—	—
Accumulation unit value at end of period	$1.52	$1.38	$1.18	$1.30	$1.12	$1.10	$1.15	$1.11	—	—
Number of accumulation units outstanding at end of period (000 omitted)	6,555	7,757	9,066	8,982	9,480	8,981	7,175	4,091	—	—

Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2) (4/30/2012)
Accumulation unit value at beginning of period	$1.40	$1.22	$1.32	$1.17	$1.14	$1.19	$1.15	$1.02	$1.00	—
Accumulation unit value at end of period	$1.53	$1.40	$1.22	$1.32	$1.17	$1.14	$1.19	$1.15	$1.02	—
Number of accumulation units outstanding at end of period (000 omitted)	24,598	27,675	31,031	32,017	36,423	38,374	36,957	34,452	23,935	—

Variable Portfolio – Moderate Portfolio (Class 2) (5/7/2010)
Accumulation unit value at beginning of period	$1.63	$1.42	$1.53	$1.37	$1.32	$1.35	$1.30	$1.18	$1.08	$1.09
Accumulation unit value at end of period	$1.82	$1.63	$1.42	$1.53	$1.37	$1.32	$1.35	$1.30	$1.18	$1.08
Number of accumulation units outstanding at end of period (000 omitted)	9,733	10,815	10,828	10,369	11,885	11,605	12,062	9,770	6,617	4,588

Variable Portfolio – Moderately Aggressive Portfolio (Class 2) (5/7/2010)
Accumulation unit value at beginning of period	$1.78	$1.52	$1.66	$1.45	$1.39	$1.42	$1.37	$1.20	$1.08	$1.11
Accumulation unit value at end of period	$2.01	$1.78	$1.52	$1.66	$1.45	$1.39	$1.42	$1.37	$1.20	$1.08
Number of accumulation units outstanding at end of period (000 omitted)	2,857	3,219	4,516	4,431	4,141	4,332	3,802	3,562	2,646	2,032

Variable Portfolio – Moderately Conservative Portfolio (Class 2) (5/7/2010)
Accumulation unit value at beginning of period	$1.47	$1.31	$1.38	$1.27	$1.24	$1.26	$1.22	$1.15	$1.07	$1.07
Accumulation unit value at end of period	$1.61	$1.47	$1.31	$1.38	$1.27	$1.24	$1.26	$1.22	$1.15	$1.07
Number of accumulation units outstanding at end of period (000 omitted)	2,520	2,736	3,316	3,307	3,199	3,997	4,808	4,760	4,838	2,313

Variable Portfolio – Partners Core Bond Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$1.17	$1.09	$1.11	$1.09	$1.08	$1.09	$1.05	$1.09	$1.06	$1.00
Accumulation unit value at end of period	$1.25	$1.17	$1.09	$1.11	$1.09	$1.08	$1.09	$1.05	$1.09	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	105	93	43	26	24	15	—	—	—	—

Variable Portfolio – Partners Core Equity Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$2.41	$1.93	$2.14	$1.80	$1.67	$1.68	$1.53	$1.21	$1.11	$1.16
Accumulation unit value at end of period	$2.78	$2.41	$1.93	$2.14	$1.80	$1.67	$1.68	$1.53	$1.21	$1.11
Number of accumulation units outstanding at end of period (000 omitted)	—	31	35	41	41	41	41	41	41	—

Variable Portfolio – Partners International Core Equity Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$1.42	$1.22	$1.48	$1.23	$1.29	$1.31	$1.43	$1.20	$1.01	$1.17
Accumulation unit value at end of period	$1.56	$1.42	$1.22	$1.48	$1.23	$1.29	$1.31	$1.43	$1.20	$1.01
Number of accumulation units outstanding at end of period (000 omitted)	21	21	21	21	21	19	10	8	6	—

Variable Portfolio – Partners International Growth Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$1.60	$1.28	$1.60	$1.28	$1.35	$1.40	$1.42	$1.21	$1.06	$1.16
Accumulation unit value at end of period	$1.93	$1.60	$1.28	$1.60	$1.28	$1.35	$1.40	$1.42	$1.21	$1.06
Number of accumulation units outstanding at end of period (000 omitted)	68	131	146	103	95	45	29	—	—	—

Variable Portfolio – Partners International Value Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$1.27	$1.13	$1.39	$1.13	$1.06	$1.16	$1.27	$1.08	$0.94	$1.18
Accumulation unit value at end of period	$1.20	$1.27	$1.13	$1.39	$1.13	$1.06	$1.16	$1.27	$1.08	$0.94
Number of accumulation units outstanding at end of period (000 omitted)	72	106	44	47	43	54	43	43	13	—

Variable Portfolio – Partners Small Cap Growth Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$2.41	$2.02	$2.15	$1.84	$1.75	$1.88	$1.91	$1.38	$1.26	$1.29
Accumulation unit value at end of period	$3.30	$2.41	$2.02	$2.15	$1.84	$1.75	$1.88	$1.91	$1.38	$1.26
Number of accumulation units outstanding at end of period (000 omitted)	35	38	44	33	23	11	9	9	9	—

Variable Portfolio – Partners Small Cap Value Fund (Class 2) (7/19/2010)
Accumulation unit value at beginning of period	$2.03	$1.72	$2.02	$1.92	$1.55	$1.73	$1.72	$1.30	$1.16	$1.23
Accumulation unit value at end of period	$2.09	$2.03	$1.72	$2.02	$1.92	$1.55	$1.73	$1.72	$1.30	$1.16
Number of accumulation units outstanding at end of period (000 omitted)	37	36	1	1	1	1	—	—	—	—

Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 2) (11/14/2016)
Accumulation unit value at beginning of period	$1.21	$1.07	$1.11	$1.00	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.26	$1.21	$1.07	$1.11	$1.00	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,277	1,017	488	132	20	—	—	—	—	—

RiverSource  RAVA 5 Access Variable Annuity New York — Prospectus    71

Variable account charges of 1.30% of the daily net assets of the variable account. (continued)
Year ended December 31,	2020	2019	2018	2017	2016	2015	2014	2013	2012	2011
Variable Portfolio – U.S. Flexible Growth Fund (Class 2) (11/14/2016)
Accumulation unit value at beginning of period	$1.36	$1.15	$1.21	$1.03	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.41	$1.36	$1.15	$1.21	$1.03	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	1,116	852	712	496	95	—	—	—	—	—

Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 2) (11/14/2016)
Accumulation unit value at beginning of period	$1.28	$1.11	$1.16	$1.02	$1.00	—	—	—	—	—
Accumulation unit value at end of period	$1.34	$1.28	$1.11	$1.16	$1.02	—	—	—	—	—
Number of accumulation units outstanding at end of period (000 omitted)	3,501	2,977	1,521	985	825	—	—	—	—	—

Wells Fargo VT Opportunity Fund – Class 2 (7/24/2006)
Accumulation unit value at beginning of period	$2.87	$2.21	$2.41	$2.03	$1.83	$1.92	$1.76	$1.36	$1.19	$1.28
Accumulation unit value at end of period	$3.43	$2.87	$2.21	$2.41	$2.03	$1.83	$1.92	$1.76	$1.36	$1.19
Number of accumulation units outstanding at end of period (000 omitted)	21	20	26	29	29	19	23	26	35	42

Wells Fargo VT Small Cap Growth Fund – Class 2 (7/24/2006)
Accumulation unit value at beginning of period	$3.35	$2.72	$2.72	$2.19	$2.06	$2.15	$2.22	$1.49	$1.40	$1.49
Accumulation unit value at end of period	$5.22	$3.35	$2.72	$2.72	$2.19	$2.06	$2.15	$2.22	$1.49	$1.40
Number of accumulation units outstanding at end of period (000 omitted)	24	24	21	25	8	12	12	10	10	12

Western Asset Variable Global High Yield Bond Portfolio – Class II (4/29/2013)
Accumulation unit value at beginning of period	$1.18	$1.05	$1.11	$1.04	$0.91	$0.98	$1.01	$1.00	—	—
Accumulation unit value at end of period	$1.25	$1.18	$1.05	$1.11	$1.04	$0.91	$0.98	$1.01	—	—
Number of accumulation units outstanding at end of period (000 omitted)	96	92	2	2	—	—	—	—	—	—

72     RiverSource  RAVA 5 Access Variable Annuity New York — Prospectus

Table of Contents of the Statement of Additional Information
Calculating Annuity Payouts	p. 3
Rating Agencies	p. 4
Principal Underwriter	p. 4
Service Providers	p. 4
Custodian	p. 5
Independent Registered Public Accounting Firm	p. 5
Condensed Financial Information (Unaudited)	p. 6
Financial Statements

RiverSource  RAVA 5 Access Variable Annuity New York — Prospectus    73

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RiverSource Life Insurance Co. of New York
20 Madison Avenue Extension
Albany, NY 12203
1-800-541-2251
S-6740  CH (5/21)
RiverSource Distributors, Inc. (Distributor), Member FINRA.
Issued by RiverSource Life Insurance Co. of New York, Albany, New York. Affiliated with Ameriprise Financial Services, LLC.
© 2008-2021 RiverSource Life Insurance Company. All rights reserved.

PART B.
The combined Statement of Additional Information and Financial Statements for RiverSource of New York Variable Annuity Account dated May 1, 2021 filed electronically as Part B to Post-Effective Amendment No. 2 to Registration Statement No. 333-230375, is incorporated by reference.
PART C.
Item 24. Financial Statements and Exhibits
(a)	Financial statements included in Part B of this Registration Statement:
The audited financial statements of the RiverSource of New York Variable Annuity Account including:
Report of Independent Registered Public Accounting Firm dated April 21, 2021
Statements of Assets and Liabilities for the year ended Dec.31, 2020
Statements of Operations for the year ended Dec.31, 2020
Statements of Changes and Net Assets for the years ended Dec.31, 2020 and 2019
Notes to Financial Statements
The audited financial statements of the RiverSource Life Insurance Co. of New York including:
Report of Independent Registered Public Accounting Firm dated April 20, 2021
Consolidated Balance Sheets as of Dec.31, 2020 and 2019
Consolidated Statements of Income for the years ended Dec. 31, 2020, 2019 and 2018
Consolidated Statements of Comprehensive Income for the years ended Dec. 31, 2020, 2019 and 2018
Consolidated Statements of Stockholder’s Equity for the three years ended Dec. 31, 2020, 2019 and 2018
Consolidated Statements of Cash Flows for the years ended Dec. 31, 2020, 2019 and 2018
Notes to Consolidated Financial Statements
(b) Exhibits
1.1	Consent in writing in Lieu of Meeting of IDS Life of New York establishing the IDS Life of New York Flexible Portfolio Annuity Account dated April 17, 1996, filed electronically as Exhibit 1 to Registrant's Initial Registration Statement No. 333-03867 is incorporated by reference.
1. 2	Resolution of the Board of Directors of IDS Life Insurance Company of New York adopting and approving Agreement and Plan of Merger and subsequent name changes, dated Aug. 29, 2006, filed electronically as Exhibit 1.11 to Registrant's Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated by reference.
2.	Not applicable.
3.	Form of Principal Underwriter Agreement for RiverSource Life Insurance Co. of New York Variable Annuities and Variable Life Insurance filed electronically as Exhibit 3.1 to the Initial Registration Statement on Form N-4 for RiverSource of New York Variable Annuity Account 2 (previously ACL Variable Annuity Account 2), RiverSource Endeavor Select(SM) Variable Annuity, RiverSource Innovations(SM) Select Variable Annuity and RiverSource Innovations(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated by reference.
4.1	Form of Deferred Annuity Contract for RiverSource RAVA 5 Access Variable annuity (form 411382 NY) and data pages filed electronically as Exhibit 4.3 to Registrant’s Initial Registration Statement on Form N-4 No.333-186220 on or about Jan.25, 2013 is incorporated by reference.
4.2	Form of Annuity Endorsement – Inherited Nonqualified Stretch (Form 115909 NY) filed electronically as Exhibit 4.2 to registrant’s Initial registration Statement No.333-237300 is incorporated by reference.
4.3	Form of Traditional IRA or SEP-IRA Annuity Endorsement (form 139042) filed electronically as Exhibit 4.2 to Registrant's Post-Effective Amendment No. 8 to Registration Statement No. 333-91691 is incorporated herein by reference.
4.4	Form of Roth IRA Annuity Endorsement (form 139043) filed electronically as Exhibit 4.3 to Registrant's Post-Effective Amendment No. 8 to Registration Statement No. 333-91691 is incorporated herein by reference.
4.5	Form of SIMPLE IRA Annuity Endorsement (form 139044) filed electronically as Exhibit 4.4 to Registrant's Post-Effective Amendment No. 8 to Registration Statement No. 333-91691 is incorporated herein by reference.
4.6	Copy of Company name change endorsement (form 139491) for RiverSource Life Insurance Co. of New York filed electronically as Exhibit 4.16 to Registrant's Post-Effective Amendment No. 22 to Registration Statement No. 333-91691, is incorporated by reference.

4.7	Form of Maximum Anniversary Value Death Benefit Rider (form 411278) filed electronically as Exhibit 4.22 to Registrant’s Post-Effective Amendment No.33 to Registration Statement No. 333-91691, is incorporated by reference.
4.8	Form of 5-Year Maximum Anniversary Value Death Benefit Rider filed electronically as Exhibit 4.23 to Registrant’s Post-Effective Amendment No.33 to Registration Statement No. 333-91691, is incorporated by reference.
4.9	Form of Return of Purchase Payment Death Benefit Rider (form 411277) filed electronically as Exhibit 4.24 to Registrant’s Post-Effective Amendment No.33 to Registration Statement No. 333-91691, is incorporated by reference.
5.	Form of Variable Annuity Application filed electronically as Exhibit 5 to Post-Effective Amendment No. 1 to Registration Statement No. 333-91691 is incorporated herein by reference.See Exhibit 5 to Registration Statement No. 333-91691 filed on 4/28/1998.
6.1	Copy of Charter of RiverSource Life Insurance Co. of New York dated Dec.31, 2006, filed electronically as Exhibit 27(f)(1) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated by reference.
6.2	Copy of Amended and Restated By-Laws of RiverSource Life Insurance Co. of New York filed electronically as Exhibit 27(f)(2) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated by reference.
7.	Not applicable.
8.1	Copy of Amended and Restated Participation Agreement dated August 1, 2006, among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc., AllianceBernstein L.P. and AllianceBernstein Investments, Inc. filed electronically as Exhibit 27(h) (2) to Post-Effective Amendment No. 48 to Registration Statement No. 333-44644 is incorporated herein by reference.
8.2	Copy of Amended and Restated Fund Participation Agreement dated June 1, 2006, by and among American Centurion Life Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc. and American Century Investment Services, Inc. filed electronically as Exhibit 27(h)(3) to Post-Effective Amendment No. 48 to Registration Statement No. 333-44644 is incorporated herein by reference.
8.3	Copy of Fund Participation Agreement dated May 1, 2006 among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, Columbia Funds Variable Insurance Trust I, Columbia Management Advisors, LLC and Columbia Management Distributors, Inc. filed electronically as Exhibit 27(h) (13) to Post-Effective Amendment No. 48 to Registration Statement No. 333-44644 is incorporated herein by reference.
8.4	Copy of Amended and Restated Fund Participation Agreement dated January 1, 2007,among Variable Insurance Products Funds, Fidelity Distributors Corporation and RiverSource Life Insurance Co. of New York filed electronically as Exhibit 8.16 to RiverSource of New York Variable Annuity Account 2's Post-Effective Amendment No. 3 to Registration Statement No. 333-139764 on or about April 24, 2008 is incorporated by reference herein.
8.5	Copy of Amended and Restated Participation Agreement by and between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., American Centurion Life Assurance Company, American Enterprise Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc. (formerly American Express Financial Advisors Inc.), dated August 1, 2005 filed electronically as Exhibit 8.7 to Registrant's Post-Effective Amendment No. 20 to Registration Statement No. 333-91691 is incorporated by reference.
8.6	Copy of Janus Aspen Series Amended and Restated Fund Participation Agreement dated September 1, 2006, by and among American Centurion Life Assurance Company, IDS Life Insurance Company of New York and Janus Aspen Series filed electronically as Exhibit 27(h)(9) to Post-Effective Amendment No. 48 to Registration Statement No. 333-44644 is incorporated herein by reference.
8.7	Copy of Participation Agreement among MFS Variable Insurance Trust, American Centurion Life Assurance Company, IDS Life Insurance Company of New York and Massachusetts Financial Services Company, dated June 15, 2006 filed electronically as Exhibit 8.15 to Registrant’s Post-Effective Amendment No. 24 is incorporated by reference.
8.8	Copy of Participation Agreement dated March 1, 2006, among IDS Life Insurance Company of New York, PIMCO Variable Insurance Trust and Allianz Global Investors Distributors LLC filed electronically as Exhibit 8.17 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated by reference.
8.9	Copy of Participation Agreement dated January 1, 2007, by and among RiverSource Life Insurance Company, RiverSource Life Insurance Co. of New York and RiverSource Distributors, Inc. filed electronically as Exhibit 8.23 to Post-Effective Amendment No. 42 to Registration Statement No. 333-79311 is incorporated herein by reference.
8.10	Copy of Fund Participation Agreement dated April 2, 2007, among RiverSource Life Insurance Co. of New York, Wanger Advisors Trust, Columbia Wanger Asset Management, L.P. and Columbia Management Distributors, Inc. filed electronically as Exhibit 8.22 to RiverSource of New York Variable Annuity Account 2's Post-Effective Amendment No. 3 to Registration Statement No. 333-139764 on or about April 24, 2008 is incorporated by reference herein.

8.11	Copy of Participation Agreement by and among Wells Fargo Variable Trust and RiverSource Life Insurance Co. of New York and Wells Fargo Distributor, LLC dated Jan. 1, 2007 filed electronically as Exhibit 8.25 to Registrant's Post-Effective Amendment No. 24 to Registration Statement No. 333-91691 is incorporated herein by reference.
8.12	Copy of Amended and Restated Fund Participation Agreement dated March 30, 2007, among Oppenheimer Variable Account funds, Oppenheimer Funds, Inc. and RiverSource Life Insurance Co. of New York filed electronically as Exhibit 8.4 to RiverSource of New York Variable Annuity Account 2's Post-Effective Amendment No. 3 to Registration Statement No. 333-139764 on or about April 24, 2008 is incorporated by reference herein.
8.13	Copy of Fund Participation Agreement dated April 30, 2012 by and among RiverSource Life Insurance Co. of New York, BlackRock Variable Series Funds, Inc. and BlackRock Investments filed electronically as Exhibit 8.14 to Registrant’s Post-Effective Amendment No. 1 to Registration Statement No. 333-179335 on or about May 11, 2012 is incorporated by reference herein..
8.14	Copy of Fund Participation Agreement dated April 30, 2012 by and among RiverSource Life Insurance Co. Of New York, RiverSource Distributors, Inc., DWS Variable Series I, DWS Variable Series II, DWS Investments VIT Funds DWS Investment Distributors, Inc. and Deutsche Investment Management Americas Inc. filed electronically as Exhibit 8.15 to Registrant’s Post-Effective Amendment No. 1 to Registration Statement No. 333-179335 on or about May 11, 2012 is incorporated by reference herein.
8.15	Copy of Fund Participation Agreement dated April 30, 2013, by and among ALPS Variable Investment Trust, ALPS Portfolio Solutions Distributor, Inc., and RiverSource Life Insurance Co. of New York filed electronically as Exhibit 8.16 to Registrant’s Post-Effective Amendment No.4 to Registration Statement No. 333-179398 is incorporated by reference.
8.16	Copy of Fund Participation Agreement dated April 29, 2013, by and among Van Eck VIP Trust, Van Eck Securities Corporation, and RiverSource Life Insurance Co. of New York filed electronically as Exhibit 8.17 to Registrant’s Post-Effective Amendment No.4 to Registration Statement No. 333-179398 is incorporated by reference.
8.17	Copy of Fund Participation Agreement dated April 29, 2013, by and among Ivy Funds Variable Insurance Portfolios, Waddell & Reed, Inc., and RiverSource Life Insurance Co. of New York filed electronically as Exhibit 8.18 to Registrant’s Post-Effective Amendment No.4 to Registration Statement No. 333-179398 is incorporated by reference.
8.18	Copy of Amended and Restated Participation Agreement dated June 15, 2006, by and among American Centurion Life Assurance Company, IDS Life Insurance Company of New York, Goldman Sachs Variable Insurance Trust and Goldman, Sachs & Co. filed electronically as Exhibit 27 (h)(18) to Post-Effective Amendment No. 48 to Registration Statement No. 333-44644 is incorporated herein by reference.
8.19	Copy of Amended and Restated Participation Agreement dated September 1, 2006, by and among IDS Life Insurance Company of New York, Legg Mason Partners Variable Portfolios I, Inc. (formerly Salomon Brothers Variable Series Fund, Inc.), Legg Mason Partners Variable Portfolios II, Inc. (formerly Greenwich Street Series Fund, formerly Smith Barney Series Fund, formerly Smith Barney Shearson Series Fund, formerly Shearson Series Fund), Legg Mason Partners Variable Portfolios III, Inc. (formerly Travelers Series Fund Inc., formerly Smith Barney Travelers Series Fund Inc.) and Legg Mason Investor Services, LLC filed electronically as Exhibit 8.14 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated by reference.
8.20	Copy of Amended and Restated Participation Agreement dated May 1, 2006, among The Universal Institutional Funds, Inc., Morgan Stanley Investment Management Inc., Morgan Stanley Distribution, Inc., American Centurion Life Assurance Company and IDS Life Insurance Company of New York filed electronically as Exhibit 8.21 to Post-Effective Amendment No. 22 to Registration Statement No. 333-91691 is incorporated by reference.
8.21	Copy of Participation Agreement dated Oct. 16, 2006, by and among IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc. and Lazard Asset Management Securities LLC and Lazard Retirement Series, Inc. filed electronically as Exhibit 8.26 to Registrant's Post-Effective Amendment No. 24 to Registration Statement No. 333-91691 is incorporated herein by reference.
8.22	Copy of Participation Agreement dated Jan. 1, 2007, by and among RiverSource Life Insurance Co. of New York, RiverSource Distributors, Inc. and Lazard Asset Management Securities LLC and Lazard Retirement Series, Inc. filed electronically as Exhibit 8.27 to Registrant's Post-Effective Amendment No. 24 to Registration Statement No. 333-91691 is incorporated herein by reference.
8.23	Copy of Participation Agreement between IDS Life Insurance Company of New York and INVESCO Variable Investment Funds, Inc, and INVESCO Distributors, Inc., dated August 13, 2001 filed electronically as Exhibit 8.8 to Registrant's Post-Effective Amendment No. 4 to Registration Statement No. 333-91691 is incorporated herein by reference.
9.*	Opinion of counsel and consent to its use as the legality of the securities being registered is filed electronically herewith.
10.*	Consent of Independent Registered Public Accounting Firm is filed electronically herewith.
11.	None

12.	Not applicable.
13.	Power of Attorney to sign Amendment to this Registration Statement, dated March 17, 2021 filed electronically as Exhibit 13 to Registrant’s Post- Effective Amendment No.2 to Registration Statement File No. 333-230376, is incorporated herein by reference.
14.	Not applicable.
*Filed electronically herewith.
Item 25. Directors and Officers of the Depositor RiverSource Life Insurance Co. of New York
Name	Principal Business Address*	Position and Offices With Depositor
Gumer C. Alvero	1765 Ameriprise Financial Center Minneapolis, MN 55474	Chairman of the Board, President and Chief Executive Officer
Jean B. Keffler	1010 Swingley Rd. Livingston, MT 59047	Director
Michael J. Pelzel		Senior Vice President - Corporate Tax
Stephen P. Blaske		Senior Vice President and Chief Actuary
Mark Gorham		Director and Vice President - Insurance Product Development
Karen M. Bohn	6620 Iroquois Trail Edina, MN 55439	Director
Ronald L. Guzior	Sax/BST, LLC 26 Computer Drive West Albany, NY 12205	Director
Michael Madden		Director
Jason J. Poor		Director
Shweta Jhanji		Senior Vice President and Treasurer
Thomas R. Moore		Secretary
Greg L. Ewing		Vice President, Chief Financial Officer and Controller
Lynn Abbott		Vice President – National Sales Manager and Fund Management
*	Unless otherwise noted, the business address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474.
Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant.
SUBSIDIARIES AND AFFILIATES OF AMERIPRISE FINANCIAL, INC.
Parent Company/Subsidiary Name	Jurisdiction
Ameriprise Financial, Inc.*	DE
Ameriprise Advisor Capital, LLC	DE
Ameriprise Advisor Financing, LLC	DE
Ameriprise Bank, FSB	Federal
Ameriprise Capital Trust I	DE
Ameriprise Capital Trust II	DE
Ameriprise Capital Trust III	DE
Ameriprise Capital Trust IV	DE
Ameriprise Captive Insurance Company	VT
Ameriprise Certificate Company	DE
Investors Syndicate Development Corporation	NV

Parent Company/Subsidiary Name	Jurisdiction
Ameriprise Holdings, Inc.	DE
Ameriprise India LLP[1]	India
Ameriprise India Partner, LLC	DE
Ameriprise Trust Company	MN
AMPF Holding, LLC	MI
American Enterprise Investment Services, Inc.[2]	MN
Ameriprise Financial Services, LLC[2]	DE
AMPF Property Corporation	MI
Investment Professionals, Inc.[2]	TX
Columbia Management Investment Advisers, LLC	MN
Advisory Capital Strategies Group Inc.	MN
Columbia Wanger Asset Management, LLC	DE
Emerging Global Advisors, LLC	DE
GA Legacy, LLC	DE
J. & W. Seligman & Co. Incorporated	DE
Columbia Management Investment Distributors, Inc.[2]	DE
Seligman Partners, LLC[3]	DE
Lionstone BBP Limited Partner, LLC	DE
Houston BBP, L.P.[4]	DE
Lionstone Partners, LLC	TX
Cash Flow Asset Management GP, LLC	TX
Cash Flow Asset Management, L.P.[5]	TX
CREAD Special VAD Limited Partner, LLC	DE
Lionstone Advisory Services, LLC	TX
Lionstone CFRE II Real Estate Advisory, LLC	DE
Lionstone Development Services, LLC	TX
LPL 1111 Broadway GP, LLC	TX
LPL 1111 Broadway, L.P.[6]	TX
Lionstone VA Five, LLC[7]	DE
Lionstone US Value-Add Five, L.P.[8]	DE
RiverSource CDO Seed Investments, LLC	MN
Columbia Management Investment Services Corp.	MN
RiverSource Distributors, Inc.[2]	DE
RiverSource Life Insurance Company	MN
Columbia Cent CLO Advisers, LLC	DE
RiverSource Life Insurance Co. of New York	NY
RiverSource NY REO, LLC	NY
RiverSource REO 1, LLC	MN

Parent Company/Subsidiary Name	Jurisdiction
RiverSource Tax Advantaged Investments, Inc.	DE
AEXP Affordable Housing Portfolio, LLC[9]	DE
Ameriprise Asset Management Holdings Singapore (Pte.) Ltd.	Signapore
Ameriprise Asset Management Holdings Hong Kong Limited	Hong Kong
Threadneedle Portfolio Services Hong Kong Limited	Hong Kong
Columbia Threadneedle Investments Japan Co., Ltd.	Japan
Columbia Threadneedle Malaysia Sdn Bhd.	Malaysia
Threadneedle Investments Singapore (Pte.) Ltd.	Singapore
TAM UK International Holdings Limited	England/Wales
Threadneedle Asset Management Oversight Limited	England/Wales
Ameriprise International Holdings GmbH	Switzerland
Ameriprise Asset Management Holdings GmbH	Switzerland
Threadneedle EMEA Holdings 1, LLC	Minnesota, USA
Threadneedle Asset Management Holdings Sàrl**	Luxembourg
CTM Holdings Limited	Malta
Columbia Threadneedle Investments (ME) Limited	Dubai
TAM Investment Limited	England
Threadneedle Holdings Limited	England
TAM UK Holdings Limited	England
Threadneedle Asset Management Holdings Limited**	England
Columbia Threadneedle Foundation	England
TC Financing Limited	England
Threadneedle Asset Management Limited	England
Threadneedle Investment Services Limited	England
Threadneedle Asset Management (Nominees) Limited	England
Convivo Asset Management Limited	England
Sackville TIPP Property (GP) Limited	England
Threadneedle Investment Advisors Limited	England
Threadneedle Portfolio Managers Limited	England
Threadneedle Asset Management Finance Limited	England
TMS Investment Limited	Jersey
Threadneedle International Fund Management Limited	England
Threadneedle International Limited	England
Threadneedle Investments (Channel Islands) Limited	Jersey
Threadneedle Investments Limited	England
Threadneedle Management Services Limited	England

Parent Company/Subsidiary Name	Jurisdiction
Threadneedle Capital Management Limited	England
Threadneedle Pension Trustees Limited	England
Threadneedle Securities Limited	England
Threadneedle Navigator ISA Manager Limited	England
Threadneedle Pensions Limited	England
Threadneedle Portfolio Services AG	Switzerland
Threadneedle Portfolio Services Limited	England
Threadneedle Property Investments Limited	England
Sackville (CTESIF) GP Sàrl	Luxembourg
Sackville LCW (GP) Limited	England
Sackville LCW Sub LP 1 (GP) Limited	England
Sackville LCW Nominee 1 Limited	England
Sackville LCW Nominee 2 Limited	England
Sackville LCW Sub LP 2 (GP) Limited	England
Sackville LCW Nominee 3 Limited	England
Sackville LCW Nominee 4 Limited	England
Sackville Property (GP) Limited	England
Sackville Property Atlantic (Jersey GP) Limited	Jersey
Sackville Property Curtis (Jersey GP) Limited	Jersey
Sackville Property Hayes (Jersey GP) Limited	Jersey
Sackville UKPEC6 Hayes Nominee 1 Limited	Jersey
Sackville UKPEC6 Hayes Nominee 2 Limited	Jersey
Sackville Property St James (Jersey GP) Limited	Jersey
Sackville UKPEC9 St James Nominee 1 Limited	Jersey
Sackville UKPEC9 St James Nominee 2 Limited	Jersey
Sackville Property Tower (Jersey GP) Limited	Jersey
Sackville UKPEC7 Tower Nominee 1 Limited	Jersey
Sackville UKPEC7 Tower Nominee 2 Limited	Jersey
Sackville Property Victoria (Jersey GP) Limited	Jersey
Sackville UKPEC8 Victoria Nominee 1 Limited	Jersey
Sackville SPF IV Property (GP) Limited	England
Sackville SPF IV (GP) No. 1 Limited	England
Sackville SPV IV (GP) No. 2 Limited	England
Sackville SPF IV (GP) No. 3 Limited	England
Sackville Tandem Property (GP) Limited	England
Sackville TPEN Property (GP) Limited	England
Sackville TSP Property (GP) Limited	England
Sackville UK Property Select II (GP) Limited	England

Parent Company/Subsidiary Name	Jurisdiction
Sackville UK Property Select II (GP) No. 1 Limited	England
Sackville UK Property Select II Nominee (1) Limited	England
Sackville UK Property Select II (GP) No. 2 Limited	England
Sackville UK Property Select II Nominee (2) Limited	England
Sackville UK Property Select II (GP) No. 3 Limited	England
Sackville UK Property Select II Nominee (3) Limited	England
Sackville UK Property Select III (GP) No. 1 Limited	England
Sackville UK Property Select III Nominee (1) Limited	England
Sackville UK Property Select III Nominee (2) Limited	England
Sackville UK Property Select III (GP) No. 2 Limited	England
Sackville UK Property Select III Nominee (3) Ltd	England
Sackville UK Property Select III Nominee (4) Ltd	England
Sackville UK Property Select III (GP) No. 3 Limited	England
Sackville UK Property Select III Nominee (5) Ltd	England
Sackville UK Property Select III Nominee (6) Ltd	England
Sackville UKPEC1 Leeds (GP) Limited	England
Sackville UKPEC1 Leeds Nominee 1 Limited	England
Sackville UKPEC1 Leeds Nominee 2 Limited	England
Sackville UKPEC2 Galahad (GP) Limited	England
Sackville UKPEC3 Croxley (GP) Limited	England
Sackville UKPEC3 Croxley Nominee 1 Limited	England
Sackville UKPEC3 Croxley Nominee 2 Limited	England
Sackville UKPEC4 Brentford (GP) Limited	England
Threadneedle Property Execution 1 Limited	England
Threadneedle Property Execution 2 Limited	England
Threadneedle Management Luxembourg S.A.	Luxembourg
Threadneedle Unit Trust Manager Limited	England

Unless otherwise indicated all ownership interests are 100%
*	Publicly-traded company (NYSE: AMP)
**	The company has non-voting shares held by third parties
[1]	This entity has three partners: Ameriprise Financial, Inc. owns 100% profit sharing ratio with capital contribution of 124,078,760 INR (Indian currency=rupees) & 10 INR owned each by Columbia Management Investment Advisers, LLC & Ameriprise India Partner, LLC
[2]	Registered Broker-Dealer
[3]	This entity is managed by members of onshore hedge fund feeders
[4]	This entity is owned by: Lionstone BBP Limited Partner, LLC (2%) & Teacher Retirement System of Texas (98%)
[5]	This entity is owned by: Lionstone Partners, LLC (99%) & Cash Flow Asset Management GP, LLC (1%).
[6]	This entity is owned by: Lionstone Partners, LLC (99.9%) & LPL 1111 Broadway GP, LLC (0.1%)
[7]	This entity is owned by: Columbia Management Investment Advisers, LLC (83.333%) & Lionstone LVA5 Holdings, LLC (16.667%)
[8]	This entity is owned by: Lionstone VA Five, LLC (3%); Teacher Retirement System of Texas (26.2%); California State Teachers’ Retirement System (26.2%); William Marsh Rice University (5.2%); and Lion
[9]	One-third of this entity is owned by American Express Travel Related Services.

Item 27. Number of Contract owners as of March 31, 2021 there were 11,095 non-qualified contract owners and 21,867 qualified contract owners.
Item 28. Indemnification
The amended and restated By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an “Enterprise”), and including appeals therein (any such action or process being hereinafter referred to as a “Proceeding”), by reason of the fact that such person, such person’s testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney’s fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.
No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person’s acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.
The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.
Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 29. Principal Underwriter RiverSource Distributors Inc.
(a) RiverSource Distributors Inc. acts as principal underwriter for:
RiverSource Variable Annuity Account 1
RiverSource Variable Annuity Account
RiverSource Account F
RiverSource Variable Annuity Fund A
RiverSource Variable Annuity Fund B
RiverSource Variable Account 10
RiverSource Account SBS
RiverSource MVA Account
RiverSource Account MGA
RiverSource Account for Smith Barney
RiverSource Variable Life Separate Account
RiverSource Variable Life Account
RiverSource of New York Variable Annuity Account 1
RiverSource of New York Variable Annuity Account 2
RiverSource of New York Account 4
RiverSource of New York Account 7
RiverSource of New York Account 8
(b) As to each director, officer or partner of the principal underwriter:
Name and Principal Business Address*	Positions and Offices with Underwriter
Lynn Abbott	President
Gumer C. Alvero	Director and Vice President
James A. Brefeld, Jr.	Senior Vice President and Treasurer

Name and Principal Business Address*	Positions and Offices with Underwriter
Thomas R. Moore	Secretary
Mark D. Scalercio	Vice President
Jeffrey J. Scherman	Chief Financial Officer
John R. Woerner	Chairman of the Board and Chief Executive Officer
*	The business address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474.
(c) RiverSource Distributors Inc., the principal underwriter during Registrant’s last fiscal year, was paid the following commissions:
NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTION	BROKERAGE COMMISSIONS	COMPENSATION
RiverSource Distributors, Inc.	$24,231,296	None	None	None
Item 30. Location of Accounts and Records
RiverSource Life Insurance Co. of New York
20 Madison Avenue Extension
Albany, NY 12203
Item 31. Management Services
Not applicable.
Item 32. Undertakings
(a)	Registrant undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.
(b)	Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.
(c)	Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.
(d)	Registrant represents that it is relying upon the no-action assurance given to the American Council of Life Insurance (pub. avail. Nov. 28, 1988). Further, Registrant represents that it has complied with the provisions of paragraphs (1)-(4) of that no-action letter.
(e)	The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

SIGNATURES
As required by the Securities Act of 1933 and the Investment Company Act of 1940, RiverSource Life Insurance Co. of New York, on behalf of the Registrant, certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Amendment to its Registration Statement and has caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Minneapolis, and State of Minnesota, on the April 28, 2021.
RiverSource of New York Variable Annuity Account
(Registrant)
By RiverSource Life Insurance Co. of New York
(Depositor)
By	/s/ Gumer C. Alvero*
Gumer C. Alvero Chairman of the Board, President and Chief Executive Officer
As required by the Securities Act of 1933, Amendment to this Registration Statement has been signed by the following persons in the capacities indicated on the April 28, 2021.
Signature	Title
/s/ Gumer C. Alvero*	Chairman of the Board, President and Chief Executive Officer (Chief Executive Officer)
Gumer C. Alvero
/s/ Michael J. Pelzel*	Senior Vice President – Corporate Tax
Michael J. Pelzel
/s/ Stephen P. Blaske*	Senior Vice President and Chief Actuary
Stephen P. Blaske
/s/ Shweta Jhanji*	Senior Vice President and Treasurer
Shweta Jhanji
/s/ Ronald L. Guzior *	Director
Ronald L. Guzior
/s/ Brian E. Hartert *	Director
Brian E. Hartert
/s/ Karen M. Bohn *	Director
Karen M. Bohn
/s/ Greg L. Ewing*	Vice President, Chief Financial Officer and Controller (Principal Accounting Officer) (Chief Financial Officer)
Gregg L. Ewing
/s/ Jason J. Poor*	Director
Jason J. Poor
/s/ Mark Gorham*	Director, Vice President – Insurance product Development
Mark Gorham
*	Signed pursuant Power of Attorney to sign Amendment to this Registration Statement, dated March 17, 2021 filed electronically as Exhibit 13 to Post-Effective Amendment No. 2 to Registration Statement No. 333-230375 is incorporated by reference herewith, by:

/s/ Nicole D. Wood
Nicole D. Wood Assistant General Counsel and Assistant Secretary

CONTENTS OF POST-EFFECTIVE AMENDMENT No. 2
This Registration Statement is comprised of the following papers and documents:
The Cover Page.
PART A.
The prospectus for:
RiverSource® RAVA 5 Access Variable Annuity (Offered for contract applications signed on or after June 22, 2020)
PART B.
The combined Statement of Additional Information and Financial Statements for RiverSource of New York Variable Annuity Account dated May 1, 2021 filed electronically as Part B to Post-Effective Amendment No. 2 to Registration Statement No. 333-230375, is incorporated by reference.
Part C.
Other Information.
The signatures.
Exhibits.

Exhibit Index
9.	Opinion of counsel and consent to its use as to the legality of the securities being registered.
10.	Consent of Independent Registered Public Accounting Firm